                                                -------------------------------
                                                   ANNUAL REPORT

                                                   December 31, 1996

                                                   Vari-
                                                   Exceptional
                                                   Life Plus
                                                 ------------------------------




                            [ART WORK APPEARS HERE]




                                     [LOGO OF ALLMERICA FINANCIAL APPEARS HERE]

General Information
-------------------------------------------------------------------------------

Officers of Allmerica Financial
Life Insurance and Annuity
Company

John F. O'Brien, Chairman of the Board
Richard M. Reilly, President and CEO
Edward J. Parry, III, Vice President, CFO
  and Treasurer
Abigail M. Armstrong, Secretary and Counsel

Investment Manager

Allmerica Investment
  Management Company, Inc.
440 Lincoln Street, Worcester, MA 01653

General Distributor

Allmerica Investments, Inc.
440 Lincoln Street, Worcester, MA 01653

Independent Accountant

Price Waterhouse LLP
160 Federal Street, Boston, MA 02110

Custodian

Bankers Trust Company
16 Wall Street, New York, NY 10005

Legal Counsel

Ropes & Gray
One International Place, Boston, MA02110

Administrator

First Data Investor Services Group
4400 Computer Drive, Westborough, MA 01581

Officers of Allmerica
Investment Trust (AIT)

Richard M. Reilly, President
Thomas P. Cunningham, Treasurer

Board of Trustees of AIT

John F. O'Brien, Chairman
Russell E. Fuller
Gordon Holmes
John P. Kavanaugh
Bruce E. Langton
Attiat F. Ott
Richard M. Reilly
Ranne P. Warner

Investment Sub-Advisers

Allmerica Asset Management, Inc.
440 Lincoln Street
Worcester, MA 01653
  Equity Index Fund
  Investment Grade Income Fund
  Government Bond Fund
  Money Market Fund

Bank of Ireland Asset Management
2 Greenwich Plaza
Greenwich, CT 06830
  Select International Equity Fund

CRM Advisors, LLC**
520 Madison Avenue
New York, NY 10020
  Small Cap Value Fund

Janus Capital Corporation
100 Fillimore Street -- Suite 300
Denver, CO 80206
  Select Capital Appreciation Fund

John A. Levin & Co., Inc.
One Rockefeller Plaza, New York, NY 10020
  Select Growth and Income Fund

Miller, Anderson & Sherrerd, LLP
One Tower Bridge, West Conshohocken, PA 19248
  Growth Fund

Nicholas-Applegate Capital Management
501 West Broadway -- Suite 2000
San Diego, CA 92101
  Select Aggressive Growth Fund

Putnam Investment Management, Inc.
One Post Office Square, Boston, MA 02109
  Select Growth Fund

Investment Advisers

Delaware International Advisers Ltd.
1818 Market Street, Philadelphia, PA 19103
  Delaware International Equity Series

Fidelity Management & Research Company
82 Devonshire Street, Boston, MA 02108
  Fidelity VIP II* Asset Manager Portfolio
  Fidelity VIP* Equity-Income Portfolio
  Fidelity VIP* Growth Portfolio
  Fidelity VIP* High Income Portfolio
  Fidelity VIP* Overseas Portfolio

Rowe Price-Fleming International, Inc.
100 E. Pratt Street, Baltimore, MD 21202
  T. Rowe Price International Stock Portfolio

--------------------------------------------------------
                      CONTENTS
--------------------------------------------------------
A Letter From the Chairman.............................2

Performance Summary....................................3

Domestic & International Equity Market Overview......4-5
Select Aggressive Growth Fund..........................6
Select Capital Appreciation Fund.......................7
Small Cap Value Fund...................................8
T. Rowe Price International Stock Portfolio............9
Fidelity VIP* Overseas Portfolio......................10
Select International Equity Fund......................11
Delaware International Equity Series..................12
Fidelity VIP* Growth Portfolio........................13
Select Growth Fund....................................14
Growth Fund...........................................15
Equity Index Fund.....................................16
Fidelity VIP* Equity-Income Portfolio.................17
Select Growth and Income Fund.........................18
Fidelity VIP II* Asset Manager Portfolio..............19

Bond & Money
Market Overview....................................20-21
Fidelity VIP* High Income Portfolio...................22
Investment Grade Income Fund..........................23
Government Bond Fund..................................24
Money Market Fund.....................................25

Financials...........................................F-1

For further information, see the accompanying annual reports.

**As of January 1, 1997 CRM Advisors, LLC, an affiliate of Cramer Rosenthal McGlynn, Inc., assumed sub-advisory responsibilities of the Small Cap Value Fund.

For information on ordering a copy of the separate account annual report, see Client Notices on page F-53.
                                                                               1
*VIP refers to Variable Insurance Products Fund.

--------------------------------------------------------------------------------
                          A Letter From the Chairman
--------------------------------------------------------------------------------

[PHOTO OF JOHN F. O'BRIEN APPEARS HERE]

   Dear Client:

   The U.S. stock market turned in yet another outstanding year. This marked the sixth straight year of positive returns for the Dow Jones Industrial Average --a record. For the year, the Dow rose 28% on top of 1995's 37% increase. The combined return for the two-year period was 75%, the strongest in 40 years!

   In contrast, the bond market was characterized by volatility as investors' expectations changed throughout the year. January's optimism gave way to fears of a strong economy and potential interest rate increases by the Federal Reserve. These increases never occurred and the economy cooled off by itself during the second half of the year. The net effect of these swings was to produce a mediocre year in the bond market with the Lehman Aggregate Bond Index, a benchmark used by many bond investors, up a modest 3.61%. In the end, even conservative money market accounts did better, returning approximately 5.0%.

   International stock markets were generally quite positive. Sweden, Finland, Ireland, Spain, Portugal and Hong Kong all had returns greater than 30% in 1996. But these returns paled in comparison to many emerging markets like Poland's 87% return. However, not everything was rosy overseas. Japan, for example, declined 15.4%, as measured by Morgan Stanley's Country Index.

   Where will the bestreturns come from in 1997? Obviously, we don't know. What we do know, however, is that helping each individual to plan and strive to meet her or his saving and retirement goals is a business we take quite seriously. That's why we work so hard on what we can control -- building a comprehensive investment program, hiring disciplined investment managers and constantly evaluating their performance. At Allmerica, we offer distinct investment choices across a wide variety of asset classes, investment strategies and styles. We also encourage our clients to implement disciplined investment programs which include building diversified portfolios, making ongoing contributions whenever possible and appropriate.

   Our Manager Evaluation Committee continuously seeks to refine our investment program and rigorously monitors our sub-advisers. Based on their work, we made two significant changes during 1996. On July 1, 1996, Putnam Investment Management, Inc. assumed sub-advisory responsibility for the Select Growth Fund as announced in the semi-annual report. With this report, we are pleased to announce that CRM Advisors, LLC, an affiliate of Cramer Rosenthal McGlynn, Inc. assumed sub-advisory responsibility for the Small Cap Value Fund effective January 1, 1997. This is part of a larger change in which we are seeking to broaden the investment mandate of the Small Cap Value Fund to incorporate both small- and mid-cap value stocks. These changes reflect our ongoing commitment to bring you a diversified array of complementary investment choices and outstanding money managers.

   We encourage our clients to develop and implement a disciplined investment program that includes diversification, ongoing contributions in both up and down markets, and utilization of tax deferred savings vehicles whenever possible and appropriate. We also encourage you to periodically review your finacial goals and risk tolerance, to insure that your investments are right for you.

On behalf of the Board of Trustees,

/s/ John F. O'Brien

John F. O'Brien
Chairman of the Board

-------------------------------------------------------------------------------
Helping each individual to plan and strive to meet her or his saving and retirement goals is a business we take quite seriously.
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              Performance Summary
--------------------------------------------------------------------------------

   VARI-EXCEPTIONAL LIFE PLUS . Average Annual Total Returns as of 12/31/96

For easy reference, the total returns for the Vari-Exceptional Life Plus subaccounts of AFLIAC are summarized below. Keep in mind that these returns are net of all product charges. For returns that do not reflect the deduction of product charges, please refer to the individual Portfolio Reviews beginning on page 6.

                                                    WITHOUT SURRENDER CHARGE         WITH SURRENDER CHARGE
                                                    ------------------------         ---------------------

                                                                   Ten Years                     Ten Years
                                                     One     Five    or Life     One      Five     or Life
Subaccounts                                         Year    Years    of Fund    Year     Years     of Fund
----------------------------------------------------------------------------------------------------------
Allmerica Investment Trust
Select Aggressive Growth Fund/4/                    17.83%   N/A     18.99%      -95.85%   N/A       6.01%
Select Capital Appreciation Fund/7/                  8.14%   N/A     27.50%     -100.00%   N/A     -40.05%
Small Cap Value Fund/5/                             27.76%   N/A     14.11%      -86.79%   N/A      -4.71%
Select International Equity Fund/6/                 21.21%   N/A     12.94%      -92.77%   N/A     -19.89%
Select Growth Fund/4/                               21.28%   N/A     11.92%      -92.70%   N/A      -2.20%
Growth Fund/1/                                      19.46%  11.84%   14.04%      -94.36%   1.16%    10.95%
Equity Index Fund/2/                                21.56%  13.64%   16.99%      -92.45%   3.22%    10.22%
Select Growth and Income Fund/4/                    20.53%   N/A     13.04%      -93.39%   N/A      -0.88%
Investment Grade Income Fund/1/                      2.93%   6.38%    7.60%     -100.00%  -5.19%     4.26%
Government Bond Fund/3/                              2.88%   4.67%    6.21%     -100.00%  -7.22%    -4.29%
Money Market Fund/1/                                 4.72%   3.50%    5.18%     -100.00%  -8.62%     1.73%

Delaware Group Premium Fund, Inc.
Delaware International Equity Series/8/             19.30%   N/A     11.72%      -94.51%   N/A      -3.46%

T. Rowe Price International Series, Inc.
T. Rowe Price International Stock Portfolio/9/      13.99%   N/A      9.22%      -99.34%   N/A     -26.43%

Fidelity Variable Insurance
PRODUCTS FUND (VIPF AND VIPFII)
Fidelity VIP Overseas Portfolio/13/                 12.53%   8.22%    7.18%     -100.00%  -3.03%     3.73%
Fidelity VIP Growth Portfolio/11/                   14.01%  14.20%   14.40%      -99.32%   3.85%    11.32%
Fidelity VIP Equity-Income Portfolio/11/            13.59%  16.99%   13.00%      -99.71%   7.00%     9.87%
Fidelity VIP II Asset Manager Portfolio/12/         13.91%  10.54%   10.96%      -99.41%  -0.34%     5.31%
Fidelity VIP High Income Portfolio/10/              13.34%  14.00%   10.40%      -99.93%   3.63%     7.18%



Performance returns given above are for the Vari-Exceptional Life Plus subaccounts of AFLIAC and are net of all product charges (including surrender charges) for a representative policy. In addition, the returns assume an investment in the underlying funds listed above on the date of inception of each Fund. All full surrenders or withdrawals in excess of the free amount may be subject to a declining surrender charge.

/1/ Inception April 29, 1985       /6/ Inception May 1, 1994         /10/ Inception September 19, 1985
/2/ Inception September 28, 1990   /7/ Inception April 28, 1995      /11/ Inception October 9, 1986
/3/ Inception August 26, 1991      /8/ Inception October 29, 1992    /12/ Inception September 6, 1989
/4/ Inception August 21, 1992      /9/ Inception March 31, 1994      /13/ Inception January 28, 1987
/5/ Inception April 30, 1993


Performance returns in this report are historical and are not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

Domestic & International Equity Market Overview

1990--1991: Economic recession in the United States. A deep depression affects much of the former Soviet bloc countries.

1992: U.S. economy continues its slow recovery. Larger companies downsize while smaller firms thrive.

1993: A year of low interest rates and strong growth in the emerging markets.

1994: Federal Reserve Board raises interest rates six times stalling equity markets even while corporate earnings continued to grow.

1995: Favorable economic conditions result in tremendous gains for the U.S. equity markets. Europe turns in strongest performance of international equity markets.

1996: Despite a volatile marketplace, the U.S. stock market performs well. Internationally, European countries post the most impressive gains.


  Sustained growth and increasing volatility characterized the domestic equity market for 1996.

  Strong company fundamentals and corporate profits propelled the stock market upward throughout the year. Further support came from an increased demand for equities, driven by corporate share repurchase programs, merger and acquisition activity and huge cash flows into equity mutual funds. As a result, the Dow turned in its sixth consecutive year of positive returns and stocks of companies of all sizes delivered solid returns.

  Little seemed to disrupt this year's stock market for long. Even a 7% plunge during a two-week period in July, which was attributed to corporate earnings disappointments and fears that a stronger economy might lead to higher interest rates, was reversed within months. By early October, the Dow Jones Industrial Average had climbed above the 6000 mark and set a string of new records throughout November, culminating in the year's high of 6547.79.

  Overall, the Dow gained 28% in 1996. While this lagged the remarkable 37% return posted in 1995, it still exceeded most analysts' expectations of a 10% return for stocks in 1996. Trading volume soared. The average number of shares changing hands daily on the New York Stock Exchange alone hit a record 412 million shares, compared with the previous record of 346.1 million in 1995.

  While demand remained steady, individual stocks and industries went in and out of favor as investors struggled to predict which way interest rates would move -- and consequently which market segments would benefit from that shift.
As of the end of 1996, the chief beneficiaries continued to be large-capitalization and blue-chip stocks. Energy, banks and semiconductors, three of 1995's best performing sectors,

                           [TIME LINE APPEARS HERE]

A cold winter and rising oil prices stimulate energy stocks.

[GRAPHIC APPEARS HERE]

Economic data shows economy growing at a much faster rate than anticipated.

[GRAPHIC APPEARS HERE]

After a disappointing 1995, retail stocks recover, most notably in the footwear industry, along with consumer confidence.

[GRAPHIC APPEARS HERE]

The strongest returns for international equity investors come from Europe and selected parts of Asia.

[GRAPHIC APPEARS HERE]
again turned in shining performances in 1996 as the fundamentals of each of these industries continued to improve. Footwear companies and securities brokers were also winning sectors. Oil drilling, which was the single-best performing sector of the stock market, more than doubled its return over 1995.

  Strong investment returns also fueled new issue offerings. The two largest markets in the United States, the New York Stock Exchange (NYSE) and the National Association of Securities Dealers Automated Quotations (NASDAQ), had a bumper crop of new companies listing with them for the first time. The roaring bull market also enticed scores of foreign companies to U.S. markets.

  On the global front, U.S. investors in international equities experienced the most attractive results from European markets. On average, European stocks rose 20% last year, below the performance of U.S. stocks, but far better than Japanese stocks. Based on Morgan Stanley's country indices, returns ranged as high as 41% in Spain and 27% in the United Kingdom to 18% in Australia. German stocks also delivered solid returns for the year.

  In general, the best-performing sectors internationally included chemicals, metals, oils, telecommunications and some consumer stocks, such as home furnishings and retailers.

  In the Far East, significant increases were found in several key markets. In China, the stock market was favorably impacted from an easing of monetary policy along with lower inflation. Hong Kong and Taiwan, China's neighbors, both had stellar-performing stock markets in which each soared by over 30%. But in Japan, stock market returns were disappointing, as its economic recovery sputtered and never really regained speed.

  In Australia, equities were affected by low economic growth, yet benefited from a strengthening Australian dollar. As a result, the market produced modest returns in 1996 and is expected to do better during the coming year. Closer to home, the Canadian equity market accelerated, responding to a series of interest rate cuts which were instituted to stimulate the economy and respond to lower rates in the U.S.

  Looking ahead, modest inflation, lower corporate earnings and much smaller gains in stock prices are predicted for 1997. A slower growth in profits, combined with disappointing corporate earnings, have typically deflated not just the stock of the reporting company, but that of companies in the same industry. In the case of a bellwether stock, its disappointing returns can depress the market as a whole. These predictions could combine to increase volatility in the market this year, as investors continue to worry about valuation levels and the economy.

                           [TIME LINE APPEARS HERE]

Stock market plunges 7% in response to investor fears that a strong economy might lead to higher interest rates.

[GRAPHIC APPEARS HERE]

Market rebounds as it becomes apparent President Clinton will win the upcoming election, with few changes in the House and Senate.

[GRAPHIC APPEARS HERE]

The Dow Jones Industrial Average climbs to a record-breaking 6547.

[GRAPHIC APPEARS HERE]

The Dow gained 28% in 1996, fueled by blue-chip and large-cap performance The best-performing sectors were energy, banks and technology.

[GRAPHIC APPEARS HERE]

--------------------------------------------------------------------------------
                         Select Aggressive Growth Fund
--------------------------------------------------------------------------------

INVESTMENT SUB-ADVISER:
Nicholas-Applegate Capital Management


ABOUT THE FUND:
Invests in companies whose potential for rapidly growing earnings is not fully reflected in their stock price.


PORTFOLIO COMPOSITION:
As of December 31, 1996, the sector allocation of net assets was:

Durable Goods 22.39%
Technology 12.38%
Finance 10.46%
Energy 9.64%
Consumer Products 8.94%
Electronics 8.68%
Retail 6.20%
Chemicals and Drugs 5.53%
Health Services 4.60%
Cash Equivalents 2.95%
Other 8.23%

[PIE CHART APPEARS HERE]

The Select Aggressive Growth Fund is a portfolio of the Allmerica Investment Trust.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Lipper Capital Appreciation Fund Average is a non-weighted index of 193 capital appreciation mutual funds. The Russell 2500 and 2000 Indices are unmanaged composites of 2,500 and 2,000 small capitalization stocks. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

   For the one-year period ending Dec ember 31, 1996, the Select Aggressive Growth Fund posted a return of 18.55%, only narrowly underperforming its benchmark -- the Russell 2500 Index.

   In general, returns for smaller capitalization stocks were mixed in 1996. For the first half of the year, small company stocks with high growth rates were among the equity market's best performers, benefiting from stronger-than-expected economic growth. However, during the second half of the year, small caps stumbled. Earnings disappointments, coupled with a much anticipated market correction in July, increased volatility and renewed inflationary fears. As a result, investors sought a greater degree of safety and liquidity from large-cap stocks. This "flight to liquidity" left both small- and mid-cap stocks behind in the fourth quarter.

   Despite this shift in market sentiment, the Fund produced respectable overall returns for the year. Specifically, sound stock selections within the retail trade, technology and energy sectors significantly enhanced the Fund's performance. Among the Fund's top- performing holdings were:
 .  Ross Stores, Inc. which operates a discounted-price, brand-name apparel chain;
 . McAffe Associates, Inc., a designer of computer software; and . Reading & Bates Corp., a worldwide provider of off-shore drilling services.
   Because of the considerable appreciation in the price of many large-cap stocks, the most attractive relative values today appear to be in small- and mid-cap stocks. Management also believes that other factors are converging to create an appealing environment for smaller cap growth investors, including lackluster profit growth for large companies, favorable interest rates, and continued cash flows into mutual funds.

   As the Fund's management looks forward to 1997, its outlook for small-cap technology stocks is particularly bright. Less than 10% of these companies have had major earnings estimate decreases over the past month. In fact, the average estimate change has been positive. Management, therefore, believes that this group has the potential to surprise investors on the upside during the coming year.

                           [LINE GRAPH APPEARS HERE]

                    Growth of a $10,000 Investment Since 1992

                                                 8/92         12/96
                                                 -------      -------
Select Aggressive Growth Fund                    $10,000      $21,944
Russell 2000 Index                               $10,000      $20,457
Russell 2500 Index                               $10,000      $20,886
Lipper Capital Appreciation Fund Average         $10,000      $19,119

                         Average Annual Total Returns

Years ended December 31, 1996                   1 year   5 year     Life of Fund
--------------------------------------------------------------------------------
Select Aggressive Growth Fund                    18.55%       N/A        19.77%
Russell 2000  Index                              16.49%      15.65%      18.07%
Russell 2500  Index                              19.03%      16.00%      18.53%
Lipper Capital Appreciation Fund Average         16.31%      13.02%      15.90%

-------------------------------------------------------------------------------
                      Select Capital Appreciation Fund
-------------------------------------------------------------------------------

  For the year ended December 31, 1996, the Select Capital Appreciation Fund returned 8.80%, well below the Russell 2500 Index return of 19.03%.

  Although the Fund turned in impressive results at the mid-year point, its disappointing year-end results stemmed from two late developments: the general market's move to large capitalization stocks and disappointing returns from several top holdings.

  In general, small- to mid-cap stocks, where the Fund's holdings are concentrated, lagged their larger counterparts, especially after July's market decline. After this slide, investors sought safety and tended to flock toward larger, highly liquid, well-established stocks because of their perceived earnings predictability.

  Pricing pressure also depressed returns, particularly as it affected several of the Fund's leading positions. For example, HFS, a hotel franchiser, was off from its recent peaks as the market grew concerned about the general pace of its acquisitions.

  Another top holding, Fastenal, literally a nuts and bolts manufacturer, experienced pricing pressure after missing earnings estimates. Fortunately, this stock has rebounded from its lows and remains a top performer. Paging Network, another one of the Fund's major holdings, generated disappointing results throughout most of the year. However, management is optimistic about the stock's potential, given the company's plans to roll out a new portable voice messaging system.

  On the positive side, the Fund had a number of very strong performers. Among them were Rentokil (a pest control and offices services company), J.D. Wetherspoon (a pub operator), and PizzaExpress -- all British-based companies which offer significant advantages over competitors in their respective industries.

  In looking ahead, Janus remains positive about the earnings potential for the Fund's current holdings. They will continue to seek low-risk companies with dominant market positions, specifically those that are under followed by the market and believed to offer exceptional prospects for growth.

                           [LINE GRAPH APPEARS HERE]

                 Growth of a $10,000 Investment since 1995

                                               4/95           12/96
                                          Inception Date

Select Capital Appreciation Fund              $10,000        $15,184
S&P 500(R) Index                              $10,000        $14,974
S&P Mid Cap 400(R) Index                      $10,000        $14,111
Russell 2000 Index                            $10,000        $13,993
Russell 2500 Index                            $10,000        $14,343
Lipper Capital Appreciation Fund Average      $10,000        $14,272

                         Average Annual Total Returns


Years ended December 31, 1996                    1 year    5 year  Life of Fund
-------------------------------------------------------------------------------
Select Capital Appreciation Fund                  8.80%     N/A       28.34%
S&P 500(R) Index                                 22.96%    15.22%     27.39%
S&P Mid Cap 400(R) Index                         19.20%    13.92%     23.12%
Russell 2000 Index                               16.49%    15.65%     22.33%
Russell 2500 Index                               19.03%    16.00%     24.16%
Lipper Capital Appreciation Fund Average         16.31%    13.02%     23.32%

INVESTMENT SUB-ADVISER:
Janus Capital Corporation

ABOUT THE FUND:
The Fund seeks to construct a concentrated portfolio of rapidly growing reasonably valued stocks.

PORTFOLIO COMPOSITION: As of December 31, 1996, the sector allocation of net assets was:

[PIE CHART APPEARS HERE]

Retail                   20.95%
Business Services        12.17%
Food Services             4.64%
Finance                   8.95%
Health Services           4.43%
Communications            5.95%
Consumer Services         5.89%
Building & Construction   3.82%
Cash Equivalents and
U.S. Government and
Agency Obligations       14.76%
Other                    18.44%

The Select Capital Appreciation Fund is a portfolio of the Allmerica Investment Trust.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The S&P 500(R) Index is an unmanaged index of 500 leading stocks.The S&P Mid Cap 400(R) Index is an unmanaged index consisting of 400 domestic stocks chosen for market size, liquidity and industry group representation. S&P 500(R) Index and the S&P Mid Cap 400(R) Index are registered trademarks of the Standard & Poor's Corporation.

The Russell 2500 and 2000 Indices are unmanaged composites of 2,500 and 2,000 small capitalization stocks. The Lipper Capital Appreciation Fund Average is a non-weighted index of 193 funds within the capital appreciation investment objective. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

-------------------------------------------------------------------------------
                        Small Cap Value Fund
-------------------------------------------------------------------------------


INVESTMENT SUB-ADVISER:
David L. Babson & Co. Inc.*


ABOUT THE FUND:
Invests in attractively valued small companies believed to have above-average potential for capital appreciation.


PORTFOLIO COMPOSITION:
As of December 31, 1996, the sector
allocation of net assets was:

[PIE CHART APPEARS HERE]

Durable Goods             24.55%
Consumer Products         16.54%
Finance                    7.71%
Retail                     7.44%
Energy                     8.43%
Metals Mining              3.94%
Building & Construction    3.78%
Cash Equivalents           9.32%
Other                     18.29%

The Small Cap Value Fund is a portfolio of the Allmerica Investment Trust.

* As of January 1, 1997 CRM Advisors, LLC, an affiliate of Cramer Rosenthal McGlynn, Inc., assumed sub-advisory responsibilities of the Small Cap Value Fund.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Russell 2000 Index is an unmanaged composite of 2,000 small capitalization stocks. The Lipper Small Company Growth Fund Average is a non-weighted index of 393 small company growth funds. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.


  For 1996, the Small Cap Value Fund delivered an outstanding total return of 28.53%, significantly outperforming the Russell 2000 Index of 16.50% as well as the Lipper Small Company Growth Fund Average of 20.16%.

  Sustained economic growth coupled with low inflation provided the foundation for strong stock performance last year. And although the strengthening U.S. economy caught some by surprise, this Fund was well-poised to capitalize on the equity market's growth.

  Overall, the Fund's outperformance relative to the benchmark can be attributed to several key factors, namely favorable industry concentrations as well as successful stock selections and portfolio weightings.

  The Fund was heavily overweighted in two of the strongest performing industries within the small-cap market: energy and consumer discretionary stocks. Just as significantly, the Fund had no holdings in health care or utilities. Not only were these the weakest performing industries for the year, they actually finished the year with negative returns.

  Stock selection also played a key role in the Fund's success. In keeping with its investment objective, the Fund's management sought value-oriented, small-cap stocks which they believed to have above-average potential for capital appreciation.

  Moving into 1997, the economically sensitive stocks in which the Fund is overweighted continue to represent compelling values relative to the rest of the small-cap market.

  Management does not foresee any threats to the sustained economic growth and low inflation, which the economy is currently experiencing. These factors provide an excellent macroeconomic backdrop for positive portfolio performance.

                Growth of a $10,000 Investment since 1993

                           [LINE GRAPH APPEARS HERE]


                                                4/93          12/96

Small Cap Value Fund                          $10,000        $16,637
Russell 2000 Index                            $10,000        $17,039
Lipper Small Company Growth Fund Average      $10,000        $17,805



                         Average Annual Total Returns


Years ended December 31, 1996                   1 year   5 year  Life of Fund
-------------------------------------------------------------------------------
Small Cap Value Fund                            28.53%     N/A      14.86%
Russell 2000 Index                              16.49%   15.65%     15.98%
Lipper Small Company Growth Fund Average        20.16%   15.10%     17.35%

-------------------------------------------------------------------------------
                T. Rowe Price International Stock Portfolio
-------------------------------------------------------------------------------

  For the one-year period ended December 31, 1996, the T. Rowe Price International Stock Portfolio posted a healthy return of 14.70%, more than doubling the return for its benchmark, the Morgan Stanley EAFE Index.

  The Portfolio's strong performance throughout the year can be attributed equally to strategic country allocations and sound stock selections, both of which outpaced the indices.

  Regarding country allocation, the portfolio remained biased toward the fast-growing economies of the Pacific and Latin America. But the single largest source of value was the Portfolio's limited exposure in Japan, versus the EAFE Index, where the anticipated economic recovery sputtered but never really gained speed.

  Solid returns from the Portfolio's European holdings also contributed to its outperformance of the benchmark. The Portfolio was overweighted in several top-performing European countries, including the Netherlands, France and Norway. Success in these regions more than offset the negative impact of the Portfolio's limited exposure in the United Kingdom, which enjoyed a particularly strong fourth quarter.

  Successful stock selections, especially among the Portfolio's Pacific Rim issues in Malaysia, Hong Kong and Singapore, also added significant value. Even though the Portfolio was underweighted in Japan, its limited stock selections in this area still proved astute. Management avoided Japan's fragile banking sector and focused instead on Japanese manufacturers that export their products overseas, since these companies benefited from the yen's weakness. Specific issues from Latin America and Europe also positively influenced the year's returns.

  In 1997, the Portfolio's management expects that steady growth in the international markets will finally outpace the aging U.S. bull market. If corporate earnings remain strong, management believes a number of equity markets worldwide may experience positive earnings surprises. In general, Rowe Price-Fleming International will continue to target selected investment opportunities in both Europe and Japan as well as in the smaller markets of Asia and Latin America.


INVESTMENT ADVISER:
Rowe Price-Fleming International, Inc.


ABOUT THE FUND:
The Portfolio seeks long-term growth
through a highly diversified portfolio of foreign stocks.


PORTFOLIO COMPOSITION:
As of December 31, 1996, the geographic
distribution of net assets was:

                           [PIE CHART APPEARS HERE]

Japan            20.1%

United Kingdom   16.2%

Netherlands       9.9%

France            8.5%

Hong Kong         4.6%

Switzerland       4.2%

Germany           3.6%

Brazil            3.1%

Malaysia          3.0%

Sweden            2.6%

Other            24.2%

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Morgan Stanley EAFE Index is an unmanaged index of European, Australian & Far East stocks. The Lipper International Fund Average is a non-weighted index of 336 funds within the International Fund category. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

-------------------------------------------------------------------------------
                Growth of a $10,000 Investment since 1994
-------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

                                                    3/94        12/96
                                              Inception Date
T. Rowe Price International Stock Portfolio       $10,000      $12,982
Morgan Stanley EAFE Index                         $10,000      $12,381
Lipper International Fund Average                 $10,000      $11,617

-------------------------------------------------------------------------------
                         Average Annual Total Returns
-------------------------------------------------------------------------------

Years ended December 31, 1996                    1 year   5 year  Life of Fund
-------------------------------------------------------------------------------

T. Rowe Price International Stock Portfolio      14.70%     N/A       9.94%
Morgan Stanley EAFE Index                         6.36%    8.49%      7.76%
Lipper International Fund Average                11.75%   10.09%      7.66%

-------------------------------------------------------------------------------
                    Fidelity VIP* Overseas Portfolio
-------------------------------------------------------------------------------

INVESTMENT ADVISER:
Fidelity Management & Research Company


ABOUT THE FUND:
Seeks long-term capital appreciation, invests primarily in foreign securities whose principal business activities are outside the U.S.


PORTFOLIO COMPOSITION:
As of November 30, 1996, the geographic
allocation of net assets was:

                           [PIE CHART APPEARS HERE]

Japan              23.2%

United Kingdom     12.2%

France              9.9%

Germany             6.6%

Sweden              6.1%

Netherlands         5.4%

Spain               3.4%

Switzerland         2.9%

Canada              2.6%

Italy               2.4%

Other              25.3%

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Morgan Stanley EAFE Index is an unmanaged index of European, Australian & Far East stocks. The Lipper International Fund Average is a non-weighted index of 336 funds within the International Fund category. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

  The Fidelity VIP* Overseas Portfolio returned 13.15% during 1996, outpacing the Morgan Stanley EAFE Index of 6.36%.

  This superior performance can largely be attributed to the Portfolio's year-long underweighting in Japan. Because an improving economic picture was expected together with an increasing trend toward maximizing shareholder value, the Portfolio's management viewed Japan favorably at the beginning of 1996. However, Japanese markets suffered as concerns mounted about rising real estate values, a slower-growing economy and the financial state of various banks. Given this general economic picture, the Portfolio's management focused its Japanese holdings on export companies which would benefit the most from a weakening yen and an improving Japanese economy. This proved beneficial as companies like Toyota and Honda performed well, particularly in the latter half of the year.

  The Portfolio's European holdings generally performed well throughout the year as economic recovery in the region boosted markets overall. The Portfolio benefited from its exposure to Swiss pharmaceuticals, good stock selection in both Germany and France and its strong-performing financial services companies in Scandinavia. However, it lost some ground because it was underweighted in the United Kingdom when the currency there strengthened. The Portfolio also saw favorable results from its limited exposure in the emerging markets of Southeast Asia and Brazil.

  For 1997, the Portfolio's management continues to focus on those companies that can maximize shareholder value and seemed poised to benefit from both a local economic recovery and a strong U.S. dollar in the Japanese and European markets. The Portfolio's management also views energy favorably -- as the dynamics of supply and demand seem to be attractive in that sector as well.


-------------------------------------------------------------------------------
                Growth of a $10,000 Investment since 1987
-------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

                                          1/87          12/96
                                     Inception Date
Fidelity VIP* Overseas Portfolio         $10,000       $21,253
Morgan Stanley EAFE Index                $10,000       $24,504
Lipper International Fund Average        $10,000       $24,319


-------------------------------------------------------------------------------
                         Average Annual Total Returns
-------------------------------------------------------------------------------

Years ended December 31, 1996                   1 year   5 year  Life of Fund
-------------------------------------------------------------------------------
Fidelity VIP* Overseas Portfolio                13.15%    9.15%      7.88%
Morgan Stanley EAFE Index                        6.36%    8.49%     13.73%
Lipper International Fund Average               11.75%   10.09%     13.91%

*VIP refers to Variable Insurance Products Fund.

-------------------------------------------------------------------------------
                       Select International Equity Fund
-------------------------------------------------------------------------------

  For 1996, the Select International Equity Fund delivered an impressive return of 21.94%, significantly outperforming the Morgan Stanley EAFE Index return of 6.36%.

  The Fund's outstanding performance can be attributed to the success of several key portfolio themes as well as to individual stock selections within those themes. For the year, the "positive banking environment" proved to be the best-performing theme, as strong corporate cashflows increased dividend yields and funded further acquisitions. In particular, Spain's Banco De Santander, which announced its acquisition of a Latin American bank, added significant value.

  Other contributors to the Fund's strong performance were within the "telecommunications" theme. The shining star here was STET, as it announced plans to merge into Telecom Italia and to sell SEAT, the Italian yellow pages.

  The "restructuring opportunities" theme also uncovered impressive opportunities. One such find was Royal Dutch Petroleum, which announced a joint venture with Texaco covering their respective U.S. refining operations. Given the increased market share and cost-savings this venture pro-mises, these holdings should continue to deliver solid returns.

  The "leisure activities" theme contributed to the Fund's overall performance. For example, Ladbrooke Group continued to deliver strong returns, following its acquisition of Hilton's international operations.

  From a geographic perspective, equities based in Australia produced only modest returns as they suffered from low growth in the economy but benefitted from a strengthening Australian dollar. Even more disappointing were the Fund's holdings in Indonesia and Thailand, both victims of some political difficulties.

  In looking ahead, the Fund's management will continue a fully invested posture, concentrating its holdings in the United Kingdom, the core continental European markets and the Pacific Basin, except Japan.

                           [LINE GRAPH APPEARS HERE]

                Growth of a $10,000 Investment since 1994

                                        5/94         12/96
                                   Inception Date
Select International Equity Fund      $10,000       $14,078
Morgan Stanley EAFE Index             $10,000       $11,782
Lipper International Fund Average     $10,000       $12,108


                         Average Annual Total Returns


Years ended December 31, 1996                    1 year   5 year  Life of Fund
-------------------------------------------------------------------------------
Select International Equity Fund                 21.94%     N/A      13.68%
Morgan Stanley EAFE Index                         6.36%    8.49%      6.34%
Lipper International Fund Average                11.75%   10.09%      6.75%

INVESTMENT SUB-ADVISER:
Bank of Ireland Asset Management

ABOUT THE FUND:
Seeks maximum long-term total return by investing in established non-U.S. companies based on fundamental value and strong opportunities for growth.

PORTFOLIO COMPOSITION:
As of December 31, 1996, the geographic
distribution of net assets was:

[PIE CHART APPEARS HERE]

United Kingdom        30.90%
Switzerland            8.55%
Australia              7.23%
Netherlands           10.51%
Singapore              7.25%
Malaysia               4.58%
Germany                5.58%
Indonesia              4.37%
Cash Equivalents       4.45%
Other                  16.58%

The Select International Equity Fund is a portfolio of the Allmerica Investment Trust.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Morgan Stanley EAFE Index is an unmanaged index of European, Australian & Far East stocks. The Lipper International Fund Average is a non-weighted index of 336 funds within the International Fund category. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

--------------------------------------------------------------------------------
                     Delaware International Equity Series
--------------------------------------------------------------------------------

INVESTMENT ADVISER:

Delaware International Advisers Ltd.

ABOUT THE FUND:

A value-oriented equity portfolio which seeks capital appreciation and income by investing in companies domiciled outside the United States.

PORTFOLIO COMPOSITION:

As of December 31, 1996, the geographic allocation of net assets was:

[PIE CHART APPEARS HERE]

United Kingdom           26.18%
Japan                    12.35%
Australia                10.80%
France                    7.53%
Germany                   6.67%
Netherlands               6.36%
Spain                     6.39%
New Zealand               3.45%
Hong Kong                 2.87%
Singapore/Malaysia        3.98%
Belgium                   2.74%
Cash                      5.80%
Other                     4.88%

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Morgan Stanley EAFE Index is an unmanaged index of European, Australian & Far East stocks. The Lipper International Fund Average is a non-weighted index of 336 funds within the International Fund category. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

  With a total return of 20.03% for 1996, the Delaware International Equity Series' performance more than tripled the Morgan Stanley EAFE Index return of 6.36%.

  One of the key reasons the Series so dramatically outperformed its benchmark was its underweighted position in Japan relative to the EAFE Index. Still grappling with the effects of its early 1990s recession, Japan's economy did not rebound as expected in 1996.

  Prudent stock selection and favorable currency exposure also served the Series well in 1996. In choosing stocks around the world, the Series' management favored banking, industrial, utility and natural resource companies that met the Series' dividend-oriented investment guidelines.

  Overall, more than half of the portfolio was invested in Western Europe, a region the Series' management believes offers superior value. During 1996, holdings were also added in France and Spain, where government reform and interest rate cuts show promise of fostering economic growth. Also contributing to the Series' strong performance was its above-average concentration of stocks in companies based in the United Kingdom, Australia and New Zealand -- all of which use dollar-based currencies.

  To protect the dollar value of its holdings, the Series also purchased currency contracts in several countries, including Japan and Germany. So when the U.S. dollar rose in value against the yen and deutsche-mark, the increase in the value of these contracts more than offset the loss of value in converting those Japanese or German stock holdings back into dollars.

  In looking ahead, the Series' management will continue to select stocks by evaluating both the company's long-term capital appreciation and income potential as well as the country's currency fluctuations, economy, and political situation.

                   Growth of a $10,000 Investment since 1992

                           [LINE GRAPH APPEARS HERE]

                                            10/92         12/96
                                           -------       -------
Delaware International Equity Series       $10,000       $16,258
Morgan Stanley EAFE Index                   10,000        17,301
Lipper International Fund Average           10,000        15,083

                         Average Annual Total Returns


Years ended December 31, 1996                   1 year    5 year    Life of Fund
-------------------------------------------------------------------------------
Delaware International Equity Series             20.03%      N/A       12.45%
Morgan Stanley EAFE Index                         6.36%     8.49%      13.73%
Lipper International Fund Average                11.75%    10.09%      13.91%

--------------------------------------------------------------------------------
                        Fidelity VIP* Growth Portfolio
--------------------------------------------------------------------------------

  For the year ended December 31, 1996, the Fidelity VIP* Growth Portfolio returned 14.71%, trailing both the S&P 500 Index of 22.96% and the Lipper Capital Appreciation Fund Average of 16.31%.

  Concern over slowing corporate earnings growth led to a relatively high cash position, averaging 15% throughout 1996, more than double that of the average U.S. equity fund level of approximately 6%. In an environment of advancing equity prices, this high cash position negatively impacted results as the Portfolio was not positioned to fully participate in market gains.

  On the positive side, the Portfolio benefited from its position in technology stocks. Sector positioning was concentrated in computer service, systems, networking and semiconductor stocks -- due to perceived strength in earnings growth. Strong stock selection in the health care sector, i.e. drug stocks, added value as investors anticipated potentially strong future earnings from promising products. The Portfolio's media and leisure stocks, mostly gaming companies, spurred results in the first half of the year, as strong consumer spending boosted earnings. This same position, however, hurt performance during the second half of 1996, as consumer spending slowed and investors feared too many casinos were being opened.

  Throughout 1996, a significant position in retail and wholesale stocks produced mixed results for the Portfolio. For the first half of the year, healthy consumer spending and benefits from cost-cutting produced above-average returns for this sector. Unfortunately, a slowdown in consumer activity produced below-market returns for the entire year.

  Entering 1997, the Portfolio's management increased its commitment to finance and energy stocks, believing earnings prospects for these sectors are improving. The Portfolio remains overweighted in technology, media and leisure stocks, forecasting potentially strong earnings growth. However, concerns over weak holiday sales prompted management to reduce the Portfolio's position in retail stocks. Management will continue to search for quality companies with solid earnings growth prospects.

                   Growth of a $10,000 Investment since 1986

                           [LINE GRAPH APPEARS HERE]

                                              12/86         12/96
                                             -------       -------
Fidelity VIP* Growth Portfolio               $10,000       $40,998
S&P 500(R) Index                              10,000        41,492
Lipper Capital Appreciation Fund Average      10,000        35,362

                         Average Annual Total Returns

Years ended December 31, 1996                       1 year   5 year   10 year
-------------------------------------------------------------------------------
Fidelity VIP* Growth Portfolio                      14.71%   15.16%    15.15%
S&P 500(R) Index                                    22.96%   15.22%    15.29%
Lipper Capital Appreciation Fund Average            16.31%   13.02%    12.48%

*VIP refers to Variable Insurance Products Fund.

INVESTMENT ADVISER:

Fidelity Management & Research Company

ABOUT THE FUND:

The Portfolio seeks long-term capital appreciation by investing principally in common stocks with above-average growth prospects.

PORTFOLIO COMPOSITION:

As of November 30 1996, the sector allocation of net assets was:

[PIE CHART APPEARS HERE]

Technology                                  26.83%
Health Care                                 10.18%
Retail and Wholesale                         9.56%
Utilities                                    4.98%
Media & Leisure                              6.65%
Durables                                     4.12%
Finance                                      7.37%
Energy                                       5.20%
Industrial Machinery and Equipment           3.92%
Non-Durables                                 3.26%
Other                                       17.93%

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The S&P 500(R) Index is an unmanaged index of 500 leading stocks. S&P 500(R) Index is a registered trademark of the Standard & Poor's Corporation. The Lipper Capital Appreciation Fund Average is a non-weighted index of 193 capital appreciation mutual funds. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

--------------------------------------------------------------------------------
                              Select Growth Fund
--------------------------------------------------------------------------------

INVESTMENT SUB-ADVISER:
Putnam Investment Management, Inc.*


ABOUT THE FUND:
Seeks long-term growth of capital by investing in stocks of companies believed to have significant potential for capital appreciation.


PORTFOLIO COMPOSITION:
As of December 31, 1996, the sector allocation of net assets was:

[PIE CHART APPEARS HERE]

Chemicals and Drugs             15.74%
Technology                      12.04%
Retail                           7.70%
Durable Goods                    9.30%
Finance                         13.48%
Health Services                  6.90%
Consumer Products                7.62%
Energy                           7.08%
Aerospace-Aircraft               4.70%
Cash Equivalents                 8.27%
Other                            7.17%

The Select Growth Fund is a portfolio of the Allmerica Investment Trust.

*As of July 1, 1996, Putnam Investment Management, Inc. assumed sub-advisory responsibilities for the Select Growth Fund.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The S&P 500(R) Index is an unmanaged index of 500 leading stocks. S&P 500(R) Index is a registered trademark of the Standard & Poor's Corporation. The Lipper Growth Fund Average is a non-weighted index of 677 funds within the growth investment objective. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.


For the year ended December 31, 1996, the Select Growth Fund returned 22.02%, nearly mirroring the S&P 500(R) Index return of 22.96% and outpacing the 19.22% return of the Lipper Growth Fund Average.

  In the first half of the year, success in targeting the right sectors -- as well as the right stocks within those sectors -- was largely responsible for the Fund's success. It was strategically underweighted in several underperforming sectors, including the telephone services and utilities industries.

  In the second quarter, the Fund's management increased the portfolio's exposure to energy stocks. The move was based on a belief that this particular sector was attractively valued as it entered its seasonally strongest performance period.

  In the second half of the year, overweighted positions in retail and energy detracted from results, particularly in the third quarter. In the fourth quarter, the Fund limited its exposure in the finance and energy sectors, which detracted from relative performance as these were two strong-performing industries. Year-end profit-taking also impacted some of the Fund's leading stocks.

  On the brighter side, the Fund's allocation in technology added significant value to the portfolio. Bolstered by its strong stock selection, including holdings in Intel and Microsoft, the Fund now remains overweighted in software, networking and systems outsourcing segments. Stock selection also played a major role in other market sectors. Specifically, individual financial services and health care holdings, such as Merck & Co., boosted overall returns.

  While the Fund's management continues to be optimistic about the equity market in general, they expect slow to moderate economic growth combined with low inflation in 1997. If, however, a softer economy develops, large-cap growth companies could benefit from the resulting profit growth and increased earnings disappointments.

  In looking ahead, the Fund's management is bullish on growth companies that show strong potential for increasing profits and revenues.

                   Growth of a $10,000 Investment since 1992

                           [LINE GRAPH APPEARS HERE]

                                      8/92           12/96
                                     -------        -------
Select Growth Fund                   $10,000        $16,799
S&P 500* Index                        10,000         20,051
Lipper Growth Fund Average            10,000         18,520

                         Average Annual Total Returns


Years ended December 31, 1996                   1 year   5 year   Life of Fund
-------------------------------------------------------------------------------
Select Growth Fund                               22.02%    N/A       12.65%
S&P 500(R) Index                                 22.96%   15.22%     17.39%
Lipper Growth Fund Average                       19.22%   13.03%     15.64%

--------------------------------------------------------------------------------
                                  Growth Fund
--------------------------------------------------------------------------------

After matching its benchmark at mid-year, the Growth Fund finished 1996 with a 20.19% total return, falling slightly short of the S&P 500's 22.96% return.

  The Fund's underperformance relative to its benchmark can be attributed to two factors. First, the portfolio remained underweighted in the technology sector -- one of 1996's strongest performing economic sectors. Secondly, even the Fund's specific selections within this sector restrained returns. Not owning such stellar performers as IBM and Compaq for the entire year, both of which outperformed the market, detracted from overall performance.

  This shortfall, however, was largely confined to the third quarter. Beginning in the fourth quarter, the Fund's management reorganized its core equity management process. Following this reorganization, the Fund exceeded the S&P 500's strong fourth quarter results, largely due to holdings in tobacco, transportation and aerospace stocks.

  Recent changes in individual stock holdings are also noteworthy. In the tobacco area, the Fund's management took advantage of recent share price drops to add to its positions in RJR Nabisco and Philip Morris. While litigation is a continuing risk for these companies, management believes these regulatory concerns are already reflected in current stock prices.

  The Fund's management also added new positions in Wells Fargo and Mellon Bank -- two bank holding companies it believes are well positioned to thrive in the evolving financial services industry. A new position in the machinery industry, Ingersoll-Rand, has also been added. To fund these acquisitions, the management eliminated positions which had appreciated significantly and were no longer as attractive as other candidates, e.g. specifically Johnson & Johnson and Warner Lambert.

  In looking ahead, the Fund's management believes that the forces which have propelled recent record stock market performances, namely massive cash flows into mutual funds and the large amount of merger and acquisition activity, will not last forever. Given the management's contrarian approach to investing, it is turning toward more economically sensitive holdings, such as financial services, technology and consumer service stocks -- especially those trading at low valuations compared to the market.

                   Growth of a $10,000 Investment since 1986

                           [LINE GRAPH APPEARS HERE]

                                       12/86         12/96
                                      -------       -------
Growth Fund                           $10,000       $39,714
S&P 500* Index                         10,000        41,492
Lipper Growth Fund Average             10,000        37,592

                         Average Annual Total Returns


Years ended December 31, 1996                     1 year   5 year   10 year
------------------------------------------------------------------------------
Growth Fund                                       20.19%   12.80%    14.79%
S&P 500(R) Index                                  22.96%   15.22%    15.29%
Lipper Growth Fund Average                        19.22%   13.03%    13.47%


INVESTMENT SUB-ADVISER:
Miller, Anderson & Sherrerd, LLP


ABOUT THE FUND:
Seeks long-term growth of capital by investing in stocks that are believed to represent significant underlying value.


PORTFOLIO COMPOSITION:
As of December 31, 1996, the sector allocation of net assets was:


[PIE CHART APPEARS HERE]

Durable Goods                        20.17%
Finance                              15.99%
Chemicals and Drugs                   9.61%
Consumer Staples                      6.40%
Energy                                6.82%
Technology                            7.29%
Consumer Products                    10.09%
Utilities                             3.75%
Cash Equivalents                      2.67%
Other                                17.21%

The Growth Fund is a portfolio of the Allmerica Investment Trust.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The S&P 500(R) Index is an unmanaged index of 500 leading stocks. S&P 500(R) Index is a registered trademark of the Standard & Poor's Corporation. The Lipper Growth Fund Average is a non-weighted index of 677 funds within the growth investment objective. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

--------------------------------------------------------------------------------
                               Equity Index Fund
--------------------------------------------------------------------------------

INVESTMENT SUB-ADVISER:
Allmerica Asset Management, Inc.

ABOUT THE FUND:
Aims to replicate the returns of the S&P 500(R) Index.

PORTFOLIO COMPOSITION:
As of December 31, 1996, the sector allocation of net assets was:

[PIE CHART APPEARS HERE]

Durable Goods  16.77%
Finance  14.93%
Chemicals and Drugs  12.47%
Consumer Products  10.77%
Energy   9.40%
Technology  8.01%
Utilities  7.90%
Consumer Staples  6.68%
Cash Equivalents &
U.S. Treasury Bills  1.69%
Other   11.38%

The Equity Index Fund is a portfolio of the Allmerica Investment Trust.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The S&P 500(R) Index is an unmanaged index of 500 leading stocks. S&P 500(R) Index is a registered trademark of the Standard & Poor's Corporation. The Lipper S&P 500(R) Index Fund Average is a non-weighted index of 60 funds within the S&P500(R) Index investment objective. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

For the year ended December 31, 1996, the Equity Index Fund delivered a 22.30% total return. As is its objective, the Fund closely tracked the S&P 500(R) Index return of 22.96%.

  Strong company fundamentals and corporate profits propelled the stock market upward throughout the year. In fact, stocks of companies of all sizes delivered solid returns, although blue chip stocks outpaced small-capitalization stocks by more than 10%.

  Several reasons account for this tremendous growth. The demand for equities continued, driven by corporate share repurchase programs and huge cash flows into equity mutual funds. The buoyant stock market encouraged another swell of Initial Public Offerings and propelled the U.S. merger and acquisition activity to another record level.

  Little seemed to rattle this year's stock market. Even a 7% plunge during July, attributed to corporate earnings disappointments and fears of higher interest rates, was reversed within months. By October, the Dow Jones Industrial Average had reached the 6000 mark, setting off a string of new records. In November, it reached 6547, its high for the year.

  While the equity market's 1996 returns lagged those of 1995, it still performed well beyond most analysts' initial forecasts. Overall, demand remained steady, even though individual stocks and industries went in and out of favor as investors struggled to predict which way interest rates would move -- and consequently which market segments would benefit from that shift.

  Both the S&P 500 and the Dow were led by significant gains in Woolworth, IBM and Coca-Cola. Intel provided the largest return in the S&P 500 with a 130% return for the year. Also participating in these gains were the footwear, oil drilling and securities brokers sectors.

  For 1997, double digit returns for equities are still possible but few investors expect returns similar to those of the last two years. It's also likely that increased volatility will permeate the market this year as investors continue to worry about valuation levels and the health of the economy.

                           [LINE GRAPH APPEARS HERE]

                   Growth of a $10,000 Investment since 1990

                                              9/90         12/96
                                            -------       -------
Equity Index Fund                           $10,000       $27,809
S&P 500* Index                               10,000        28,866
Lipper S&P 500(R) Index Fund Average         10,000        28,033

                         Average Annual Total Returns

Years ended December 31, 1996                1 year    5 year  Life of Fund
Equity Index Fund                             22.30%   14.61%     17.76%
S&P 500(R) Index                              22.96%   15.22%     18.46%
Lipper S&P 500(R) Index Fund Average          22.44%   14.77%     18.00%

-------------------------------------------------------------------------------
                   Fidelity VIP* Equity-Income Portfolio
-------------------------------------------------------------------------------

  For 1996, the Fidelity VIP* Equity-Income Portfolio generated a total return of 14.28%, versus 22.96% for the S&P 500 and 18.88% for the Lipper Equity Income Fund Average.

  The Portfolio emphasized the finance sector throughout the year, which outperformed the S&P 500 for 1996. Within this sector, the Portfolio's management concentrated on companies with large, fee-based revenue streams and companies involved in cost-cutting and restructuring. Holdings ranged from non-interest sensitive financials such as American Express and insurance companies like Aetna to money center banks like Chase Manhattan.

  The energy sector was another area of emphasis for the Portfolio during 1996. Management held a significant position in British Petroleum throughout the year and added to its position in Royal Dutch Petroleum as the year progressed. Because each of these stocks outperformed the S&P 500 for the year, the Portfolio benefited from an emphasis on this group.

  Certain technology issues also aided the Portfolio's performance, especially IBM. Given the Portfolio's objective, it is not surprising that it had a limited exposure to the technology sector. But since this area turned out to be one of the best-performing groups of the year, the limited position restrained performance.

  Three other sector weightings also adversely affected performance. The Portfolio's media and leisure stocks did not perform as expected, especially Viacom Class B shares which was one of the Portfolio's larger holdings throughout much of the year. Retail holdings also underperformed as a group and the basic industry sector turned in disappointing results.

  As of January 1997, the Portfolio will have a new manager. The new manager is a veteran in the equity-income discipline and has built an excellent track record. The Portfolio is likely to take on more of a value-oriented approach to stock selection -- looking for stocks that are out of favor and buying them when the manager believes the stocks are attractively priced. In addition, stocks offering above-market yields will be an important part of this new criteria of stock selection.


-------------------------------------------------------------------------------
                  Growth of a $10,000 Investment since 1986
-------------------------------------------------------------------------------

                           [LINE GRAPH APPEARS HERE]

                                              12/86        12/96
Fidelity VIP* Equity Income Portfolio        $10,000      $36,228
S&P 500(R) Index                             $10,000      $41,492
Lipper Equity Income Fund Average            $10,000      $31,537

-------------------------------------------------------------------------------
                         Average Annual Total Returns
-------------------------------------------------------------------------------

Years ended December 31, 1996                        1 year   5 year   10 year
-------------------------------------------------------------------------------
Fidelity VIP* Equity-Income Portfolio                14.28%   17.98%    13.74%
S&P 500(R) Index                                     22.96%   15.22%    15.29%
Lipper Equity Income Fund Average                    18.88%   13.56%    11.63%

*VIP refers to Variable Insurance Products Fund.

INVESTMENT ADVISER:
Fidelity Management & Research Company


ABOUT THE FUND:
Seeks reasonable income by investing primarily in income-producing equity securities.


PORTFOLIO COMPOSITION:
As of November 30, 1996, the sector
allocation of net assets was:

[PIE CHART APPEARS HERE]

Industrial Machinery & Equipment     4.76%

Finance                             18.36%

Health Care                         13.89%

Media & Leisure                      4.98%

Retail & Wholesale                   5.51%

Non-Durables                         8.01%

Basic Industries                     3.42%

Energy                              14.09%

Technology                           7.73%

Aerospace or Defense                 4.38%

Other                               14.87%

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The S&P 500(R) Index is an unmanaged index of 500 leading stocks. S&P 500(R) Index is a registered trademark of the Standard & Poor's Corporation. The Lipper Equity Income Fund Average is a non-weighted average of 164 funds seeking high current income and growth of income by investing more than 60% of its portfolio in equities. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

-------------------------------------------------------------------------------
                       Select Growth and Income Fund
-------------------------------------------------------------------------------

INVESTMENT SUB-ADVISER:

John A. Levin & Co., Inc.

ABOUT THE FUND:

Seeks a combination of long-term growth of capital and current income by investing primarily in dividend-paying stocks and convertible securities.

PORTFOLIO COMPOSITION:

As of December 31, 1996, the sector allocation of net assets was:

                           [PIE CHART APPEARS HERE]

Finance                 11.17%
Durable Goods           12.71%
Aerospace-Aircraft       6.20%
Technology               7.33%
Energy                   7.31%
Printing and Publishing  6.29%
Chemicals and Drugs     11.33%
Consumer Products        9.64%
Cash Equivalents         4.75%
Other                   23.27%

The Select Growth and Income Fund is a portfolio of the Allmerica Investment Trust.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The S&P 500(R) Index is an unmanaged index of 500 leading stocks. S&P 500(R) Index is a registered trademark of the Standard & Poor's Corporation. The Lipper Growth & Income Fund Average is a non-weighted index of 527 funds within the growth and income investment objective. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

  For the year ended December 31, 1996, the Select Growth and Income Fund posted a solid net total return of 21.26%, slightly underperforming its benchmark, the S&P 500(R) return of 22.96%.

  Throughout the year, many of the Fund's holdings benefited from the increasing global demand for American goods and services. In particular, its positions in such multinational companies as Tupperware, General Electric, Eastman Kodak and Avon bolstered overall performance.

  Strong earnings from financial services stocks also added to the Fund's value. A combination of favorable interest rates and ongoing consolidations buoyed prices in several key holdings, including Chase Manhatten, Citicorp, American Express and TIG Holdings. While high personal debt adversely affected consumer spending, as demonstrated by lackluster Christmas sales, the Fund benefited by avoiding stocks that are highly dependent on consumer sales.

  Relative to the S&P 500, the Fund remained underweighted in technology issues. This position reflects management's cautious view of the sector's potential in light of its rising stock prices, intensifying competition, and lengthy growth cycle. While this lack of exposure restrained overall performance, fourth quarter results were enhanced by the Fund's position in IBM, whose stock price rose in response to robust mainframe sales, internal reorganizations, and its share repurchase program.

  Also faring well were holdings in several companies such as Aetna, Lockheed Martin, Allegheny Teledyne and Crown Cork & Seal that are aggressively reducing expenses following large mergers. The Fund's management has also identified several companies it believes will benefit from spinning off valuable divisions or divesting underperforming operations. Such finds include W.R. Grace, Baxter, Corning and Westinghouse.

  Management has built a diversified portfolio of stocks emphasizing special factors, and avoiding industry and sector overweighting. This portfolio has strong defensive characteristics which management believes will allow the Fund to progress in a more challenging environment.

                   Growth of a $10,000 Investment since 1992

                           [LINE GRAPH APPEARS HERE]

                                         8/92         12/96
                                     Inception Date
Select Growth and Income Fund           $10,000      $17,550
S&P 500(R) Index                        $10,000      $20,051
Lipper Growth & Income Fund Average     $10,000      $18,426

                         Average Annual Total Returns

Years ended December 31, 1996                   1 year   5 year  Life of Fund
-------------------------------------------------------------------------------
Select Growth and Income Fund                   21.26%     N/A       13.78%
S&P 500(R) Index                                22.96%    15.22%     17.39%
Lipper Growth & Income Fund Average             20.77%    13.84%     15.73%

-------------------------------------------------------------------------------
                  Fidelity VIP II* Asset Manager Portfolio
-------------------------------------------------------------------------------

The Fidelity VIP II* Asset Manager Portfolio delivered a total return of 14.60% for the year ended December 31, 1996, outperforming the Lipper Flexible Fund Average by one percentage point.

  Overweighting the Portfolio in equities proved a sound strategy, as stocks in general significantly outperformed bonds in 1996. The Portfolio began the year with an allocation of approximately 57% in equities, 27% in bonds, and 16% in cash and short-term securities. In comparison, the Portfolio's benchmark or neutral asset allocation mix was 40% stocks, 40% bonds and 20% cash. In the second half of the year, management reallocated some of the Portfolio's assets to bonds and cash when valuations in selected stocks reached record highs and warranted profit taking.

  Domestically, strategic sector and stock selections boosted results -- particularly within the finance and technology sectors. Also energizing performance were several non-durable stocks, including Philip Morris and health care stocks, such as Columbia/HCA.

  Internationally, results were mixed. Equity positions within emerging markets helped the Portfolio's performance early in the year, although these positions were substantially reduced from 1995. Investments in developed countries, particularly the United Kingdom and Norway, also boosted performance. But exposure to Japanese markets hurt performance as the economy there continued to contract.

  Several other sectors also limited the Portfolio's returns. The retail sector hurt performance, as holdings in Wal-Mart and Home Depot suffered from lower-than-expected sales results. The underweighting of the Portfolio in energy, a strong-performing sector in 1996, further restrained performance.

  The Portfolio's fixed income holdings benefited from the bond market's rally in the second half of the year, when its mortgage-backed securities performed particularly well.

  Beginning December 1, 1996, the neutral mix of the Portfolio was changed slightly to 50% stocks, 40% bonds and 10% money market instruments. In the future, management will continue to adjust the Portfolio's holdings to reduce volatility.

                 Growth of a $10,000 Investment since 1989

                           [LINE GRAPH APPEARS HERE]

                                              9/89         12/96
                                          Inception Date
Fidelity VIP II* Asset Manager Portfolio     $10,000      $22,447
S&P 500(R) Index                             $10,000      $26,931
Lipper Flexible Portfolio Fund Average       $10,000      $21,334

                         Average Annual Total Returns

Years ended December 31, 1996                   1 year   5 year   Life of Fund
-------------------------------------------------------------------------------
Fidelity VIP II* Asset Manager Portfolio        14.60%   11.26%      11.69%
S&P 500(R) Index                                22.96%   15.22%      13.95%
Lipper Flexible Portfolio Fund Average          13.61%   10.82%      10.65%

*VIP II refers to Variable Insurance Products Fund II.


INVESTMENT ADVISER:
Fidelity Management & Research Company


ABOUT THE FUND:
Seeks high long-term return with reduced risk by allocating assets among a broadly diversified mix of stocks, bonds and money market investments.


PORTFOLIO COMPOSITION:
As of November 30, 1996, the sector
allocation of net assets was:

[PIE CHART APPEARS HERE]

Finance 10.40%

Consumer Non-Durables 4.68%

Durables 3.16%

Technology 8.46%

Retail & Wholesale 2.79%

Basic Industries 2.48%

Utilities 2.32%

Health Care 2.05%

Energy 1.87%

Industrial Machinery
 and Equipment 1.02%

Bonds, Cash and other
 stocks 60.77%

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The S&P 500(R) Index is an unmanaged index of 500 leading stocks. S&P 500(R) Index is a registered trademark of the Standard & Poor's Corporation. The Lipper Flexible Portfolio Fund Average is a non-weighted index of 190 funds within the flexible portfolio fund category. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

Bond &
Money Market Overview

1992: Government and corporate
bonds outperformed the stock market.

1993: U.S. economy gains momentum. Consumer spending and installment debt increase.

1994: Federal Reserve Board raises interest rates six times in an effort to slow down the economy and keep inflation in check, sending bond prices sharply lower.

1995: U.S. bond market enjoys its third best performance in 30 years, thanks to strong total returns from 30-year U.S. Treasuries and corporate issues.

1996: Outlook for Federal Reserve policy affects U.S. bond market. Long-predicted interest rate cuts, which would have fueled this market, never occur.

  After experiencing the euphoria of double-digit returns in 1995, investors entered 1996 with expectations of strong performance. Poised for positive results, investors expected a series of short-term interest rate reductions. Recessionary fears dominated the outlook for the economy and forced the Federal Reserve to lower interest rates by one-fourth of a percentage point early in the first quarter.

  While most market experts predicted further interest rate reductions, those cuts never materialized. In fact, economic data showed the economy was growing at a much faster rate than expected, as evidenced by the February Employment Report which showed a 705,000 increase in jobs.

  From that point on, investors and analysts alike worried which way interest rates would move, leaving the fixed income market extremely vulnerable to sudden shifts. Just as one economic indicator would point toward a reviving economy, another one would show signs of slowing growth.

  By the end of June, several signs of moderating growth seemed to calm investor concerns that the economy was overheated. Prices of most commodities as well as consumer goods remained subdued. The consumer, hampered by existing high debt burdens, showed little inclination to go on a spending spree. And the manufacturing sector, outside of autos, exhibited only modest signs of improvement.

  In the fall, the market settled down as it became apparent President Clinton would be re-elected and the Republicans would control the House and Senate.

  Consequently, the bond market performed well, especially in October and November, as yields on the 30-year Treasury bond fell to about 6.3%. Unfortunately, year-end investor anxiety ultimately limited market gains.

                           [TIME LINE APPEARS HERE]

Investors worry all year about which way interest rates will move, leaving the bond market vulnerable to sudden shifts.

[GRAPHIC APPEARS HERE]

Economic data shows economy growing at a much faster rate than expected, bad news for bond investors.

[GRAPHIC APPEARS HERE]

Anticipating a recession, Federal Reserve lowers target rate for Federal Funds by 0.25%.

[GRAPHIC APPEARS HERE]

High yield bonds prove to be highest performing sector of fixed income market.

  Overall, results were varied for different fixed income sectors. The effect of the market's volatility was reflected in 30-year U.S. Treasury yields, as their yield fluctuated from a low of 5.95% in January to a July high of 7.2%. The Lehman Brothers Aggregate Bond Index, an industry benchmark, produced a total return of 3.61% as of December 31, 1996, which was down from 1995's spectacular 18.47% results.

  Investing in corporate bonds in 1996, on the other hand, proved to be a particularly sound strategy, as this segment of the bond market was one of the year's best performers. Strong credit fundamentals, ongoing demand and a moderate level of supply all contributed to its success. Among the top-returning corporate sectors were energy, driven by stabilizing oil prices and airlines, benefiting from the first industry profits since 1979.

  Another truly bright spot in the fixed income securities market was high-yield bonds, which returned approximately 13.5% for the year. Their relatively strong performance can be attributed to two key factors. First, high-yield bonds are less sensitive to changes in interest rates than other types of bonds. Secondly, the strong U.S. economy allayed investors' concerns about credit risk over the near-term. So even though the supply of new high-yield issues increased during the second quarter of 1996, heavy demand sustained prices, because investors sought higher yields.

  In addition, mortgage-backed securities performed admirably for the year. This sector of the fixed income market outperformed comparable Treasuries by nearly one percentage point.

  In the money markets, yields on bank certificates of deposits ended the year just slightly higher than where they began the year. A one-year certificate of deposit, for example, yielded approximately 4.95% -- almost 1995's year-end yield. As a result, the total return for Money Market funds closely approximated their end of the year yield. The average seven-day compound yield on a taxable money fund hovered around 4.85% for most of the year, while the yield on tax-free funds fell to 2.98%.

  For 1997, fixed income market analysts predict a sluggish global economy, little inflation and robust employment and consumer confidence levels. These factors seem to indicate that bond yields should remain fairly steady and total returns for bond investors are likely to approximate their current yield.

                           [TIME LINE APPEARS HERE]

Corporate bonds outpace Treasury bonds, driven by improving outlook and strong demand.

[GRAPHIC APPEARS HERE]

Markets rebound as it becomes apparent President Clinton will win upcoming election with few changes in the House and Senate.

[GRAPHIC APPEARS HERE]

Market volatility affects U.S. Treasury bonds, as they fluctuate from 5.95% to a July high of 7.2%.

[GRAPHIC APPEARS HERE]

Mortgage-backed securities outperform comparable Treasuries by nearly a percentage point.

[GRAPHIC APPEARS HERE]

Fears persist that Federal Reserve may again raise rates to tighten money supply.

-------------------------------------------------------------------------------
                      Fidelity VIP* High Income Portfolio
-------------------------------------------------------------------------------

INVESTMENT ADVISER:
Fidelity Management & Research Company

ABOUT THE FUND:
Seeks high income and growth of capital by investing primarily in high-yielding, lower-rated, fixed-income securities.

PORTFOLIO COMPOSITION:
As of November 30, 1996, the sector allocation of net assets was:

[PIE CHART APPEARS HERE]

Media 14.1%
Communications 16.7%
Leisure & Lodging 11.0%
Energy/Oil Gas 4.9%
Government Securities 3.6%
Retail Sales/Merchandise 2.9%
Foods 3.2%
Finance/Banking  3.1%
Paper and Related 2.9%
Other 37.6%

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Salomon Brothers High-Yield Index tracks the performance of high yield securities trades in the U.S. Bond Market. The Lipper High Current Yield Fund Average is a non-weighted average of 148 funds that seek high Current yield from fixed income securities. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

  During 1996, the Fidelity VIP* High Income Portfolio returned 14.03%, outperforming the Lipper High Current Yield Fund Average which delivered 13.67%.

  By far, the most positive influence on the Portfolio's performance was its investment in the direct broadcast satellite company, Panamsat. Because Panamsat provides an alternative to traditional wire-based cable services and offers viewers in remote areas the opportunity to receive television programming, it represented strong revenue and earnings growth. Panamsat bonds were further boosted late in the year when the company received a takeover offer from GM Hughes.

  Several other holdings performed exceptionally well. Apparel Retailers Inc. and energy companies, Flores & Rucks and Harcor Energy, enhanced portfolio results as they successfully completed equity offerings and used the proceeds to retire outstanding debt. The Portfolio's Time Warner holdings also appreciated after the FCC approved its merger with Turner Broadcasting. On the other hand, the Portfolio's cash position held back performance as the high yield market continued to rally, fueled by strong inflows from mutual and pension funds. The Portfolio's wireless cable company holdings also declined in value, primarily because transitioning to newer digital technology is taking longer than expected. Investors were also disappointed that the alliances between regional bell companies and the cable companies failed to materialize. Credit deterioration in holdings of Marvel Entertainment and Grand Casinos also hurt results.

  Overall, the high yield sector produced impressive returns this year. Given the strong rally in the high yield bond market, the manager has positioned the portfolio defensively for 1997. Over 11% of the Portfolio's assets are currently in cash and nearly 4% are invested in government/ agency bonds. The Portfolio's management plans to remain focused on shorter maturity securities, concentrating on companies with improving balance sheets. It will also continue to look for opportunities in telecommunication and cable companies as well as hotel and gaming.

                         [LINE GRAPH APPEARS HERE]

                   Growth of a $10,000 Investment since 1986

                                              12/86            12/96
                                             -------          -------
Fidelity VIP* High Income Portfolio          $10,000          $28,610
Salmon Brothers High-Yield Index             $10,000          $29,130
Lipper High Current Yield Fund Average       $10,000          $25,072

                         Average Annual Total Returns

Years ended December 31, 1996                         1 year   5 year   10 year
Fidelity VIP* High Income Portfolio                   14.03%   14.96%    11.12%
Salomon Brothers High-Yield Index                     11.29%   12.72%    11.24%
Lipper High Current Yield Fund Average                13.67%   12.10%     9.38%

*VIP refers to Variable Insurance Products Fund.

-------------------------------------------------------------------------------
                        Investment Grade Income Fund
-------------------------------------------------------------------------------

  Reflecting the general mood of the 1996 bond market, the Investment Grade Income Fund turned in a 3.56% total return, essentially matching its benchmark, the Lehman Brothers Aggregate Bond Index.

  The Fund's total return was negatively impacted by its sensitivity to interest rate risk, as was the entire bond market. However, the Fund's management was able to stymie further losses by continuing to emphasize certain niches of the fixed income market. Specifically, management favored corporate, mortgage-backed and asset-backed securities, increasing total exposure in these sectors from 64% to 80% throughout the year.

  The decision to overweight the Fund in corporate issues proved to be a particularly sound strategy, as this segment of the bond market was one of 1996's few stellar performers. Among the top-returning corporate sectors were Energy, driven by stabilizing oil prices, and Airlines, benefiting from the first industry profits since 1979. The Fund was heavily invested in both of these sectors.

  The Fund moved from an underweighted to an overweighted position in mortgage-backed securities in the first half of the year. This sector of the market outperformed comparable Treasury securities by nearly one percentage point and careful selection of seasoned discount passthrough securities allowed the Fund to capture some of these incremental returns. The Fund also added to its holdings in asset-backed issues, which served as higher yielding, triple A-rated alternatives to shorter maturity corporate bonds.

  In the fourth quarter, the Fund added a new type of corporate fixed income security to its holdings -- the bank trust preferred. These securities combine the tax treatment of debt securities with the accounting treatment of equities. While believing most of these new issues to be fully valued, the management did purchase one bank trust preferred from Zions Bancorp.

  As the Investment Grade Income Fund moves into 1997, the Fund's managers will continue to seek opportunities for high total return while minimizing risk.

                           [LINE GRAPH APPEARS HERE]

                  Growth of a $10,000 Investment Since 1986

                                                      12/86      12/96
Investment Grade Income Fund                         $10,000    $22,227
Lehman Brothers Aggregate Bond Index                 $10,000    $22,547
Lipper Intermediate Investment Grade Fund Average    $10,000    $20,680

                       Average Annual Total Returns

Years ended December 31, 1996                        1 year   5 year   10 year
Investment Grade Income Fund                           3.56%    7.29%     8.31%
Lehman Brothers Aggregate Bond Index                   3.61%    7.03%     8.47%
Lipper Intermediate Investment Grade
Fund Average                                           3.12%    6.51%     7.67%

INVESTMENT SUB-ADVISER:
Allmerica Asset Management, Inc.

ABOUT THE FUND:
The Fund's objective is to generate a high level of total return, as is consistent with prudent investment management.

PORTFOLIO COMPOSITION:
As of December 31, 1996, the sector allocation of net assets was:

[PIE CHART APPEARS HERE]

U.S. Government & Agency Obligations  44.59%
Corporate Notes & Bonds  34.93%
Asset-Backed Securities  16.40%
Cash Equivalents & Other  4.08%

The Investment Grade Income Fund is a portfolio of the Allmerica Investment
Trust.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Lehman Brothers Aggregate Bond Index is an unmanaged index of average yield U.S. investment grade bonds. The Lipper Intermediate Investment Grade Fund Average is a non-weighted Index of 139 funds investing in intermediate-term corporate and government securities. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

-------------------------------------------------------------------------------
                         Government Bond Fund
-------------------------------------------------------------------------------

INVESTMENT SUB-ADVISER:
Allmerica Asset Management, Inc.


ABOUT THE FUND:
The Fund's objective is to generate high income for investors while seeking to preserve capital and maintain liquidity.


PORTFOLIO COMPOSITION:
As of December 31, 1996, the sector
allocation of net assets was:

[PIE CHART APPEARS HERE]

U.S. Government & Agency Obligations             89.76%
Asset-Backed Securities                           8.08%
Cash Equivalents and Other                        2.16%

The Government Bond Fund is a portfolio of the Allmerica Investment Trust.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Lehman Brothers Intermediate Government Bond Index is an unmanaged index of average yield U.S. Intermediate fixed-income bonds. The Lipper Short-Intermediate U.S. Government Fund Average is a non-weighted index of 97 funds investing in short- to intermediate government securities. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.


Although 1996 was a challenging year for the bond market, the Government Bond Fund's 3.51% total return essentially matched its peer group, the Lipper Short-Intermediate U.S. Government Fund average, which returned 3.52%. The Fund's gross return of 4.17% beat the Lehman Brothers Intermediate Government Bond Index return of 4.06%.

     In a year when interest rates continually rose and fell, the Fund was much less volatile than the market itself -- thanks to its focus on the three- to six-month horizon rather than day-to-day market moves.

     Also accounting for the Fund's relatively strong performance was its successful allocation to three key segments: mortgage-backed securities, asset-backed securities and agency obligations. In each of these segments, careful selection of individual bonds helped offset losses caused by strong volatility in interest rates.

     In the area of mortgage-backed securities, the portfolio consisted of high coupon, seasoned securities which were less sensitive to prepayment activity than the overall market. In addition, the Fund owned 15-year mortgage-backed securities, which were also less prepayment sensitive due to their faster amortization. Management increased the Fund's exposure to these issues throughout the year. In fact, by year end, mortgage-backed securities had climbed from 16% to 26% of the Fund's total holdings.

     While the Fund's allocation in asset-backed securities remained unchanged, an auto loan issue was replaced with a manufactured housing issue. And in the area of government obligations, management sold off its Small Business Association issues during the year, as performance had largely met expectations and their valuations likely had little or no room for improvement.

     The Fund's management will continue to seek opportunities in the same targeted areas of the fixed income market, as the relatively stable interest rate outlook should bode well for these particular debt securities in 1997.

                  Growth of a $10,000 Investment Since 1991

                           [LINE GRAPH APPEARS HERE]

                                                 8/91          12/96
Government Bond Fund                            $10,000       $14,259
Lehman Brothers Intermediate
Government Bond Index                           $10,000       $14,497
Lipper Short-Intermediate
U.S. Government Fund Average                    $10,000       $13,334


                         Average Annual Total Returns


Years ended December 31, 1996                   1 year   5 year  Life of Fund
-------------------------------------------------------------------------------
Government Bond Fund                              3.51%    5.86%     6.91%
Lehman Brothers Intermediate
Government Bond Index                             4.06%    6.23%     7.11%
Lipper Short-Intermediate
U.S. Government Fund Average                      3.52%    5.42%     6.27%

-------------------------------------------------------------------------------
                               Money Market Fund
-------------------------------------------------------------------------------
  While short-term interest rates and yields were both lackluster for the year, the Money Market Fund delivered an impressive 5.36% return in 1996, outperforming its benchmark, the IBC/Donoghue First Tier Money Market Index.

  Throughout the year, investors and analysts alike worried which way interest rates would move, leaving the fixed income market extremely vulnerable to sudden shifts. Just as one economic indicator would point toward a reviving economy, another one would show signs of slowing growth. The effect of all this activity on the 30-year U.S. Treasury bond was evident, as its yield fluctuated from a low of 5.95% on January 1 to its July high of 7.19%.

  Despite these fluctuations, short-term interest rates remained relatively stable and the Money Market Fund was able to deliver a surprisingly strong performance relative to its benchmark. Not only was it able to preserve capital and maintain liquidity, it generated attractive current income -- largely because it maintained a modestly longer average weighted maturity than the benchmark. As a result, the Fund was rated one of the top-performing First Tier Taxable Funds in IBC/Donoghue's Money Fund Report.

  Against the backdrop of continually fluctuating economic growth, the Fund's management focused on securities which tend to appreciate quickly during a rising interest rate environment. Over the year, its holdings remained concentrated in top-tier commercial paper and government agency discount notes.

  Going forward, the Fund's management expects that inflation will remain in check, under the watchful eye of the Federal Reserve and deterred by the ongoing sluggishness of worldwide economies. Therefore, management plans to maintain a longer average weighted maturity than its index, believing that this strategy will help maximize income while minimizing risk.

                   Growth of a $10,000 Investment since 1986

                           [LINE GRAPH APPEARS HERE]

                                                 12/86          12/96
Money Market Fund                               $10,000        $18,475
IBC/Donoghue First Tier Money Market Index      $10,000        $17,147
Lipper Money Market Fund Average                $10,000        $17,113

                         Average Annual Total Returns

Years ended December 31, 1996                         1 year   5 year   10 year
--------------------------------------------------------------------------------
Money Market Fund                                       5.36%    4.38%     5.87%
IBC/Donoghue First Tier Money Market Index              4.88%    3.99%     5.54%
Lipper Money Market Fund Average                        4.80%    3.96%     5.52%

INVESTMENT SUB-ADVISER:
Allmerica Asset Management, Inc.


ABOUT THE FUND:
Strives to maximize current income
for investors with preservation of capital and liquidity.


PORTFOLIO COMPOSITION:
As of December 31, 1996, the sector
allocation of net assets was:

[PIE CHART APPEARS HERE]

Commercial Paper                               62.50%
U.S. Government  and Agency Obligations        16.33%
Corporate Notes and Bonds                      13.41%
Other Short-Term Investments                    5.52%
Other                                           2.24%

The Money Market Fund is a portfolio of the Allmerica Investment Trust.

The Fund is neither insured nor guaranteed by the U.S. government. There can be no assurance that the Fund will be able to maintain its net asset value of $1.00 per share.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

IBC/Donoghue is an independent firm that tracks 2a-7 regulated money market funds on a yield, shareholder, asset size and portfolio allocation basis. The Lipper Money Market Fund Average is an unmanaged index of 290 funds within the Money Market category.

                    This page intentionally left blank.

                                                            ------------------

                                                                  Financials

                                                            ------------------



                            [ARTWORK APPEARS HERE]

                    This page intentionally left blank.

--------------------------------------------------------------------------------
                         Select Aggressive Growth Fund
--------------------------------------------------------------------------------
                 PORTFOLIO OF INVESTMENTS . December 31, 1996
--------------------------------------------------------------------------------

                                                      Value
   Shares                                           (Note 2)
-------------------------------------------------------------
COMMON STOCKS - 98.16%

           Durable Goods - 22.39%
   97,100  Apogee Enterprises, Inc.              $  3,859,725
   23,200  Aspect Telecommunications Corp.*         1,473,200
  104,300  Black Box Corp.*                         4,302,375
  122,400  BMC Software, Inc.*                      5,064,300
  121,800  Chrysler Corp.                           4,019,400
   99,100  CIBER, Inc.*                             2,973,000
  208,900  CompUSA, Inc.*                           4,308,563
   93,300  Compuware Corp.*                         4,676,663
  103,100  Comverse Technology, Inc.*               3,898,469
   94,600  Dell Computer Corp.*                     5,025,625
  147,200  DSP Communications, Inc.*                2,852,000
   88,200  Dynatech Corp.*                          3,902,850
  128,500  ENCAD, Inc.*                             5,300,625
  111,700  Fleetwood Enterprises, Inc.              3,071,750
   92,800  Jabil Circuit, Inc.*                     3,712,000
  182,700  JLG Industries, Inc.                     2,923,200
   83,800  PeopleSoft, Inc.*                        4,017,163
  193,400  Rowan Cos., Inc.*                        4,375,675
   11,000  SPX Corp.                                  426,250
   93,300  Storage Technology Corp.*                4,443,413
   98,600  Tellabs, Inc.*                           3,709,825
  191,500  Varco International, Inc.*               4,428,438
   99,400  Wind River Systems, Inc.*                4,709,075
  103,700  Zoltek Cos., Inc.*                       3,772,088
                                                  -----------
                                                   91,245,672
                                                  -----------

           Technology - 12.38%
   61,400  Aspen Technologies, Inc.*                4,927,350
   76,400  Cisco Systems, Inc.*                     4,860,950
   54,600  Compaq Computer Corp.*                   4,054,050
   94,950  Computer Associates International, Inc.  4,723,763
   66,500  Gartner Group, Inc., Class A*            2,589,344
   81,600  Gateway 2000, Inc.*                      4,370,700
   31,700  Henry (Jack) & Associates, Inc.          1,133,275
   85,312  McAfee Associates, Inc.*                 3,753,728
   71,700  Neurogen Corp.*                          1,380,225
   83,800  Ortel Corp.*                             2,011,200
  126,200  PairGain Technologies, Inc.*             3,841,213
   81,100  Parametric Technology Corp.*             4,166,513
  104,600  Sun Microsystems, Inc.*                  2,686,913
  119,600  Veritas Software Corp.*                  5,950,100
                                                  -----------
                                                   50,449,324
                                                  -----------

           Finance - 10.46%
  106,500  Aames Financial Corp.                    3,820,688
   87,305  Bear Stearns Cos., Inc.                  2,433,627
  143,400  Countrywide Credit Industries, Inc.      4,104,825
   92,800  Green Tree Financial Corp.               3,584,400
   99,900  Greenpoint Financial Corp.               4,720,275
   42,700  HCC Insurance Holdings, Inc.             1,024,800
  154,600  Imperial Credit Industries, Inc.*        3,246,600
  102,700  MBNA Corp.                               4,262,050
   39,300  Money Store, Inc.                        1,085,663
   22,000  Morgan Stanley Group, Inc.               1,256,750
   80,700  Providian Corp.                          4,145,963
   72,400  Standard Federal Bancorp.             $  4,117,750
    7,800  TCF Financial Corp.                        339,300
   99,066  Travelers Group, Inc.                    4,495,120
                                                  -----------
                                                   42,637,811
                                                  -----------

           Energy - 9.64%
   96,450  Chesapeake Energy Corp.*                 5,365,031
  156,800  Global Industries, Ltd.*                 2,920,400
  238,200  Global Marine, Inc.*                     4,912,875
  244,700  Marine Drilling Cos., Inc.*              4,817,531
  224,100  Noble Drilling Corp.*                    4,453,988
   74,000  Nuevo Energy Co.*                        3,848,000
   87,800  Parker & Parsley Petroleum Co.           3,226,650
  196,000  Reading & Bates Corp.*                   5,194,000
   88,000  United Meridian Corp.*                   4,554,000
                                                  -----------
                                                   39,292,475
                                                  -----------

           Consumer Products - 8.94%
  105,500  Ascend Communications, Inc.*             6,554,188
   97,800  Blyth Industries, Inc.*                  4,462,125
  131,900  Harland (John H.) Co.                    4,352,700
  118,900  Jones Apparel Group, Inc.*               4,443,888
   94,600  Liz Claiborne, Inc.                      3,653,925
   74,600  Meredith Corp.                           3,935,150
   87,500  Safeskin Corp.*                          4,265,625
  100,200  TJX Cos., Inc.                           4,746,975
                                                  -----------
                                                   36,414,576
                                                  -----------

           Electronics - 8.68%
  184,900  Ancor Communications, Inc.*              2,588,600
   69,400  Cascade Communications Corp.*            3,825,675
  197,500  Digital Microwave Corp.*                 5,505,313
   10,500  Dionex Corp.*                              367,500
   52,200  Electronics for Imaging, Inc.*           4,293,450
  160,000  GenRad, Inc.*                            3,720,000
   35,900  Intel Corp.                              4,700,656
  167,900  PMT Services, Inc.*                      2,938,250
  130,400  Western Digital Corp.*                   7,416,500
                                                  -----------
                                                   35,355,944
                                                  -----------

           Retail - 6.20%
   28,800  Bed Bath & Beyond, Inc.*                   698,400
  247,500  Claire's Stores, Inc.                    3,217,500
   69,900  Gap, Inc.                                2,105,738
  102,300  Proffitts, Inc.*                         3,772,313
  131,000  Ross Stores, Inc.                        6,550,000
   89,500  Vons Cos., Inc.*                         5,358,813
  162,500  Woolworth Corp.*                         3,554,688
                                                  -----------
                                                   25,257,452
                                                  -----------

           Chemicals and Drugs - 5.53%
   93,200  Dura Pharmaceuticals, Inc.*              4,450,300
  117,450  Jones Medical Industries, Inc.           4,301,606
  152,400  Medeva Plc, ADR                          2,571,750
   92,600  Medicis Pharmaceutical Corp., Class A*   4,074,400
  165,000  Premark International, Inc.              3,671,250

                     See Notes to Financial Statements.
-------------------------------------------------------

--------------------------------------------------------------------------------
                         Select Aggressive Growth Fund
--------------------------------------------------------------------------------
            PORTFOLIO OF INVESTMENTS, Continued . December 31, 1996
--------------------------------------------------------------------------------

                                                      Value
   Shares                                           (Note 2)
-------------------------------------------------------------
           Chemicals and Drugs (continued)
   52,200  Quintiles Transnational Corp.*        $  3,458,250
                                                 ------------
                                                   22,527,556
                                                 ------------

           Health Services - 4.60%
   83,800  Guidant Corp.                            4,776,600
   74,400  HBO & Co.                                4,417,500
   33,500  Health Management Associates, Inc.,
           Class A*                                   753,750
   78,000  Medic Computer Systems, Inc.*            3,144,375
   96,600  Oxford Health Plans, Inc.*               5,657,138
                                                 ------------
                                                   18,749,363
                                                 ------------

           Recreational Equipment - 1.46%
   57,300  Anchor Gaming*                           2,306,325
   63,000  Fila Holding Spa, ADR                    3,661,875
                                                 ------------
                                                    5,968,200
                                                 ------------

           Building and Construction - 1.44%
   47,400  Loews Corp.                              4,467,450
   59,100  Shaw Group, Inc.*                        1,381,463
                                                 ------------
                                                    5,848,913
                                                 ------------

           Consumer Staples - 1.15%
   72,300  Interstate Bakeries Corp.                3,551,725
   10,000  Philip Morris Cos., Inc.                 1,126,250
                                                 ------------
                                                    4,677,975
                                                 ------------

           Metals and Mining - 1.05%
   24,200  Mueller Industries, Inc.*                  931,700
  103,300  Oregon Metallurgical Corp.*              3,331,425
                                                 ------------
                                                    4,263,125
                                                 ------------

           Pollution Control - 0.99%
  127,400  U.S. Filter Corp.*                       4,044,950
                                                 ------------

           Business Services - 0.96%
   65,500  HFS, Inc.*                               3,913,625
                                                 ------------

           Paper and Forest - 0.95%
  139,500  Fort Howard Corp.*                       3,862,406
                                                 ------------

           Hotels-Leisure - 0.90%
  140,300  Hilton Hotels Corp.                   $  3,665,338
                                                 ------------

           Broadcasting - 0.29%
   36,300  Emmis Broadcasting Corp., Class A*       1,188,825
                                                 ------------

           Consumer Service - 0.15%
   17,400  Robert Half International, Inc.*           598,125
                                                 ------------
           Total Common Stocks                    399,961,655
           (Cost $321,795,369)                   ------------

Par Value
---------
COMMERCIAL PAPER (A) - 2.92%

$ 11,910,000       Merrill Lynch & Co., Inc.
                   6.50% 01/02/97                  11,907,850
                                                 ------------
           Total Commercial Paper                  11,907,850
           (Cost $11,907,850)                    ------------

Shares
------
INVESTMENT COMPANIES - 0.03%

    3,707  ILA Prime Obligation Money                   3,707
           Market Fund
   90,491  ILA Prime Obligation Portfolio              90,491
           Fund, Class B
                                                 ------------
           Total Investment Companies                  94,198
           (Cost $94,198)                        ------------


Total Investments - 101.11%                       411,963,703
(Cost $333,797,417)                              ------------

Net Other Assets and Liabilities - (1.11)%         (4,521,670)
                                                 ------------
Net Assets - 100.00%                             $407,442,033
                                                 ============

---------------------------------------
  *   Non income producing security.
(A)   Effective yield at time of purchase.
ADR   American Depositary Receipt

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)

At December 31, 1996, the aggregate cost of investment securities for tax purposes was $333,797,417. Net unrealized appreciation (depreciation) aggregated $78,166,286, of which $88,115,042 related to appreciated investment securities and $(9,948,756) related to depreciated investment securities.

Distributions from long-term capital gains for the year ended December 31,1996 were $27,969,046. (Unaudited)

OTHER INFORMATION

For the year ended December 31, 1996, the aggregated cost of purchases and the proceeds of sales, other than from short-term investments, included $462,960,615 and $366,911,676 from non-governmental issuers, respectively.

                         See Notes to Financial Statements.
                         -------------------------------------------------------

--------------------------------------------------------------------------------
                       Select Capital Appreciation Fund
--------------------------------------------------------------------------------
                 PORTFOLIO OF INVESTMENTS . December 31, 1996
--------------------------------------------------------------------------------

                                                      Value
   Shares                                           (Note 2)
-------------------------------------------------------------
COMMON STOCKS - 79.50%

           Retail - 20.95%
  104,100  Family Golf Centers, Inc.*            $  3,136,012
  218,250  Fastenal Co.                             9,984,937
  154,425  Global Directmail Corp.*                 6,736,790
   27,975  MSC Industrial Direct Co., Class A*      1,035,075
   31,825  O'Reilly Automotive, Inc.*               1,018,400
  153,550  Petco Animal Supplies, Inc.*             3,186,163
  159,775  Pet Food Warehouse, Inc.*                  669,058
  154,700  Viking Office Products, Inc.*            4,128,556
                                                 ------------
                                                   29,894,991
                                                 ------------

           Business Services - 12.17%
  114,025  HFS, Inc.*                               6,812,994
  429,175  Paging Network, Inc.*                    6,544,919
   24,600  Paychex Inc.                             1,265,362
   44,925  Profit Recovery Group International, Inc.* 718,800
   77,700  Teletech Holdings, Inc.*                 2,020,200
                                                 ------------
                                                   17,362,275
                                                 ------------

           Finance - 8.95%
   35,800  Associates First Capital Corp., Class A  1,579,675
      250  First Empire State                          72,000
   10,600  Fifth Third Bancorp                        665,812
   35,500  First USA Payment, Inc.*                 1,202,562
  240,575  Insignia Financial Group, Inc., Class A* 5,412,937
    4,500  Medallion Financial Corp.                   68,625
   53,525  Protective Life Corp.                    2,134,309
   50,925  Schwab (Charles) Corp.                   1,629,600
                                                 ------------
                                                   12,765,520
                                                 ------------

           Communications - 5.95%
   63,750  CommNet Cellular, Inc.*                  1,777,031
   47,450  Millicom International Cellular SA*      1,524,331
  118,525  Omnipoint Corp.*                         2,281,606
  152,357  PriCellular Corp., Class A*              1,752,106
   31,075  Univision Communications, Inc., Class A* 1,149,775
                                                 ------------
                                                    8,484,849
                                                 ------------

           Consumer Services - 5.89%
    8,975  Apollo Group, Inc., Class A*               300,101
  189,375  Coinmach Laundry Corp.*                  3,408,750
  152,075  CUC International, Inc.*                 3,611,781
   31,600  Robert Half International*               1,086,250
                                                 ------------
                                                    8,406,882
                                                 ------------

           Food Services - 4.64%
   45,400  JP Foodservice, Inc.*                    1,265,525
  138,818  Papa John's International, Inc.*         4,685,108
   33,975  Planet Hollywood, Inc., Class A*           671,006
                                                 ------------
                                                    6,621,639
                                                 ------------

           Health Services - 4.43%
   23,825  Boston Scientific Corp.*              $  1,429,500
   38,250  Fresenius Medical Care, ADR*             1,075,781
   82,100  Karrington Health, Inc.*                 1,026,250
   42,675  Omnicare Inc.                            1,370,934
   28,350  Teva Pharmaceutical                      1,424,588
                                                 ------------
                                                    6,327,053
                                                 ------------

           Building and Construction - 3.82%
   35,550  Barnett, Inc.*                             968,738
   41,025  Dayton Superior Corp., Class A*            538,453
   19,800  Littelfuse, Inc.*                          960,300
    5,025  Littelfuse, Inc., (Warrants), exp.
           12/27/01*                                  198,488
   66,950  Sealed Air Corp.*                        2,786,794
                                                 ------------
                                                    5,452,773
                                                 ------------

           Transportation - 3.67%
  132,025  Wisconsin Central Transport Corp.*       5,231,491
                                                 ------------

           Chemical and Drugs - 3.29%
   79,825  Culligan Water Technologies, Inc.*       3,232,913
   45,125  Depotech Corp.*                            738,922
   22,200  Forest Laboratories, Inc.*                 727,050
                                                 ------------
                                                    4,698,885
                                                 ------------

           Hotels -1.99%
   83,825  Choice Hotels International*             1,477,416
   30,400  Doubletree Corp.*                        1,368,000
                                                 ------------
                                                    2,845,416
                                                 ------------

           Computers - 1.49%
   36,300  Concord EFS, Inc.*                       1,025,475
   34,275  Safeguard Scientific, Inc.*              1,088,231
    1,513  Sanchez Computer Associates, Inc.*          11,915
                                                 ------------
                                                    2,125,621
                                                 ------------

           Energy - 0.92%
   45,725  Trigen Energy Corp.                      1,314,594
                                                 ------------

           Utilities - 0.52%
   11,950  Cincinnati Bell, Inc.                      736,419
                                                 ------------

           Automotive Parts - 0.49%
   44,925  APS Holding Corp.*                         696,338
                                                 ------------

           Minerals and Mining - 0.33%
   11,325  Minerals Technologies, Inc.                464,325
                                                 ------------
           Total Common Stocks                    113,429,071
           (Cost $107,425,973)                   ------------


                     See Notes to Financial Statements.
-------------------------------------------------------

--------------------------------------------------------------------------------
                       Select Capital Appreciation Fund
--------------------------------------------------------------------------------
            PORTFOLIO OF INVESTMENTS, Continued . December 31, 1996
--------------------------------------------------------------------------------

                                                      Value
   Shares                                           (Note 2)
-------------------------------------------------------------
FOREIGN COMMON STOCKS - 13.51%

           United Kingdom - 12.83%
  556,706  Pizzaexpress, Plc                     $  5,025,446
  103,617  Pizzaexpress, Restricted Shares*           935,362
  713,614  Rentokil Group, Plc                      5,361,102
  349,088  Wetherspoon (J.D.), Plc                  6,989,514
                                                 ------------
                                                   18,311,424
                                                 ------------

           France - 0.68%
    5,954  Grand Optical                              963,179
                                                 ------------
           Total Foreign Common Stocks             19,274,603
           (Cost $14,008,276)                    ------------



Par Value
---------
U.S. GOVERNMENT ANDAGENCY OBLIGATIONS (A) - 8.73%
           Federal Home Loan Mortgage Corporation - 8.38%
$ 5,000,000  5.42%, 01/22/97                            4,984,192
  5,000,000  5.18%, 01/24/97                            4,983,453
  2,000,000  5.24%, 02/06/97                            1,989,520
                                                     ------------
                                                       11,957,165
                                                     ------------

             U.S. Treasury Bill - 0.35%
$   500,000  5.19%, 01/09/97
                                                     $    499,423
                                                     ------------
             Total U.S. Government and
             Agency Obligations                        12,456,588
             (Cost $12,456,588)                      ------------


COMMERCIAL PAPER (A) - 6.03%

  3,600,000  American Express Credit Corp.
             6.55%, 01/02/97                            3,599,345
  5,000,000  General Electric Capital Corp.
             5.90%, 01/02/97                            4,999,181
                                                     ------------
             Total Commercial Paper                     8,598,526
             (Cost $8,598,526)                       ------------


Total Investments - 107.77%                           153,758,788
                                                     ------------
(Cost $142,489,363)
Net Other Assets and Liabilities - (7.77)%            (11,078,548)
                                                     ------------
Net Assets - 100.00%                                 $142,680,240
                                                     ============

-------------------------------------------
   * Non income producing security.
 ADR American Depositary Receipt
 (A) Effective yield at time of purchase.

FORWARD FOREIGN CURRENCY CONTRACTS SOLD:
                                                                                       Unrealized
  Currency     Contracts To      Settlement        Contracts At     In Exchange      Appreciation
    Value         Deliver           Dates              Value        For U.S. $      (Depreciation)
  --------     ------------      ----------        ------------     -----------     --------------
  850,000          GBP            01/16/97      $   1,452,556   $   1,326,000   $      (126,556)
1,000,000          GBP            01/24/97          1,708,890       1,550,300          (158,590)
1,050,000          GBP            05/27/97          1,794,334       1,763,790           (30,544)
    5,000          GBP            06/04/97              8,545           8,352              (193)
                                                -------------   -------------   ----------------
                                                $   4,964,325   $   4,648,442   $      (315,883)
                                                =============   =============   ================

------------------------------------
GBP   British Pound

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)

At December 31, 1996, the aggregate cost of investment securities for tax purposes was $142,573,388. Net unrealized appreciation (depreciation) aggregated $11,185,400, of which $18,060,303 related to appreciated investment securities and $(6,874,903) related to depreciated investment securities.

As of December 31, 1996, the portfolio had capital loss carryforwards of $2,360,458 which expires in 2004.

For the year ended December 31, 1996, the Portfolio has elected to defer $295,407 of capital losses and $248,534 in currency losses attributable to Post-October Losses.

OTHER INFORMATION

For the year ended December 31, 1996, the aggregated cost of purchases and the proceeds of sales, other than from short-term investments, included $173,016,119 and $82,286,672 from non-governmental issuers, respectively.


                         See Notes to Financial Statements.
                         -------------------------------------------------------

--------------------------------------------------------------------------------
                             Small Cap Value Fund
--------------------------------------------------------------------------------
                 PORTFOLIO OF INVESTMENTS . December 31, 1996
--------------------------------------------------------------------------------

                                                      Value
   Shares                                           (Note 2)
-------------------------------------------------------------
COMMON STOCKS - 90.04%

           Durable Goods - 24.55%
   41,500  Apogee Enterprises, Inc.              $  1,649,625
   50,820  Baldor Electric Co.                      1,251,443
   86,000  BW/IP, Inc.                              1,419,000
   43,500  Carlisle Cos., Inc.                      2,631,750
   61,000  First Brands Corp.                       1,730,875
   42,500  Fluke Corp.                              1,896,563
  100,550  Hanna (M.A.) Co.                         2,199,531
   84,500  Huffy Corp.                              1,214,688
  173,000  Intermet Corp.                           2,789,625
   63,500  Juno Lighting, Inc.                      1,016,000
   64,000  Miller (Herman), Inc.                    3,624,000
   27,000  National Presto Industries, Inc.         1,009,125
   89,600  Octel Communications Corp. *             1,568,000
   14,300  SPX Corp.                                  554,125
   68,100  Standard Products Co.                    1,736,550
   30,000  Tennant Co.                                825,000
   18,400  Toro Co.                                   671,600
   10,300  Walbro Corp.                               187,975
                                                  -----------
                                                   27,975,475
                                                  -----------

           Consumer Products - 16.54%
  186,000  Cash America International, Inc.         1,581,000
   52,000  Central Newspapers, Inc., Class A        2,288,000
   99,700  DiMon, Inc.                              2,305,563
   74,000  Duty Free International, Inc.            1,073,000
   66,900  Fingerhut Cos., Inc.                       819,525
   33,000  King World Productions, Inc. *           1,216,875
   32,500  La-Z-Boy, Inc.                             958,750
   67,000  Lee Enterprises, Inc.                    1,557,750
  148,600  MagneTek, Inc.                           1,913,225
   50,946  Mosinee Paper Corp.                      1,808,583
   48,500  Paragon Trade Brands, Inc. *             1,455,000
   88,000  Scitex Corp., Ltd.                         836,000
  103,200  Stride Rite Corp.                        1,032,000
                                                  -----------
                                                   18,845,271
                                                  -----------

           Energy - 8.43%
   31,000  Cabot Oil & Gas Corp., Class A             530,875
   89,500  Calenergy, Inc. *                        3,009,438
   59,400  Devon Energy Corp.                       2,064,150
  159,000  Nabors Industries, Inc. *                3,060,750
   67,000  Quaker State Corp.                         946,375
                                                  -----------
                                                    9,611,588
                                                  -----------

           Finance - 7.71%
   59,400  Commerce Bancorp, Inc.                   1,960,200
   43,164  First Commercial Corp.                   1,602,464
   50,000  Gallagher (Arthur J.) & Co.              1,550,000
   95,000  Glendale Federal Bank *                  2,208,750
   12,400  NYMAGIC, Inc.                              223,200
   50,000  Primark Corp. *                          1,237,500
                                                  -----------
                                                    8,782,114
                                                  -----------

           Retail - 7.44%
  256,500  Charming Shoppes, Inc. *              $  1,298,531
   68,125  Consolidated Stores Corp. *              2,188,516
   34,000  Hannaford Brothers Co.                   1,156,000
   77,050  Rykoff-Sexton, Inc.                      1,223,169
  100,500  Waban, Inc. *                            2,613,000
                                                  -----------
                                                    8,479,216
                                                  -----------

           Metals and Mining - 3.94%
   55,300  Brush Wellman, Inc.                        905,538
   89,000  Global Industrial Technologies, Inc. *   1,969,125
   68,000  Trimas Corp.                             1,623,500
                                                  -----------
                                                    4,498,163
                                                  -----------

           Building and Construction - 3.78%
   94,000  Calmat Co.                               1,762,500
   82,000  Southdown, Inc.                          2,552,250
                                                  -----------
                                                    4,314,750
                                                  -----------

           Chemicals and Drugs - 2.92%
   46,000  Alberto-Culver Co., Class A              1,897,500
   58,300  Brady (W.H.) Co., Class A                1,435,638
                                                  -----------
                                                    3,333,138
                                                  -----------

           Business Services - 2.92%
   71,600  New England Business Service, Inc.       1,539,400
   81,800  True North Communications, Inc.          1,789,375
                                                  -----------
                                                    3,328,775
                                                  -----------

           Technology - 2.59%
  121,600  Gerber Scientific, Inc.                  1,808,800
  100,300  Viewlogic Systems, Inc. *                1,140,913
                                                  -----------
                                                    2,949,713
                                                  -----------

           Transportation Services - 2.26%
   54,800  Harper Group, Inc.                       1,301,500
   77,300  Sea Containers, Ltd., Class A            1,207,813
    4,100  Sea Containers, Ltd., Class B               64,063
                                                  -----------
                                                    2,573,376
                                                  -----------

           Transportation - 1.85%
   56,100  Trinity Industries, Inc.                 2,103,750
                                                  -----------

           Consumer Staples - 1.81%
   31,500  Stanhome, Inc.                             834,750
   72,900  U.S. Can Corp. *                         1,230,182
                                                  -----------
                                                    2,064,932
                                                  -----------

           Recreational Equipment - 1.68%
   99,000  Sturm Ruger & Co., Inc.                  1,918,125
                                                  -----------

                     See Notes to Financial Statements.
-------------------------------------------------------

--------------------------------------------------------------------------------
                             Small Cap Value Fund
--------------------------------------------------------------------------------
            PORTFOLIO OF INVESTMENTS, Continued . December 31, 1996
--------------------------------------------------------------------------------

                                                                Value
   Shares                                                     (Note 2)
-----------------------------------------------------------------------
           Basic Materials - 0.90%
   98,000  Sealright Co., Inc.                             $  1,029,000
                                                           ------------

           Communications - 0.72%
   55,000  California Microwave, Inc. *                         818,125
                                                           ------------
           Total Common Stocks                              102,625,511
           (Cost $82,354,481)                              ------------


INVESTMENT COMPANIES - 9.32%

5,240,681  ILA Prime Obligation Money Market Fund             5,240,681
5,377,972  ILA Prime Obligation Portfolio Fund, Class B       5,377,972
                                                           ------------
           Total Investment Companies                        10,618,653
           (Cost $10,618,653)                              ------------

Total Investments - 99.36%                                  113,244,164
(Cost $92,973,134)                                         ------------

Net Other Assets and Liabilities - 0.64%                        724,413
                                                           ------------
Net Assets - 100.00%                                       $113,968,577
                                                           ============

---------------------------------------
*   Non income producing security.

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)

At December 31, 1996, the aggregate cost of investment securities for tax purposes was $92,973,134. Net realized appreciation (depreciation) aggregated $20,271,030 of which $23,725,397 related to appreciated investment securities and $(3,454,367) related to depreciated investment securities.

Distributions from long-term capital gains for the year ended December 31,1996 were $4,329,295. (Unaudited)

OTHER INFORMATION

For the year ended December 31, 1996, the aggregated cost of purchases and the proceeds of sales, other than from short-term investments, included $39,591,866 and $16,311,924 from non-governmental issuers, respectively.

                         See Notes to Financial Statements.
                         -------------------------------------------------------

--------------------------------------------------------------------------------
                        Select International Equity Fund
--------------------------------------------------------------------------------
                  PORTFOLIO OF INVESTMENTS . December 31, 1996
--------------------------------------------------------------------------------

                                                      Value
   Shares                                           (Note 2)
-------------------------------------------------------------
COMMON STOCKS - 93.05%
           Australia - 7.23%
  270,340  Broken Hill Proprietary Co., Ltd.    $   3,847,762
  656,720  National Australia Bank, Ltd.            7,719,723
  711,270  News Corp Ltd.                           3,751,132
  402,900  WMC Ltd.                                 2,537,641
                                                 ------------
                                                   17,856,258
                                                 ------------

           Finland - 0.71%
   83,300  UPM-Kymmene*                             1,744,073
                                                 ------------

           France - 1.35%
   31,000  Michelin, Class B                        1,670,233
   18,330  Elf Aquitaine                            1,665,262
                                                 ------------
                                                    3,335,495
                                                 ------------

           Germany - 5.58%
   95,970  Hoechst AG                               4,440,089
   10,395  Mannesmann AG                            4,466,633
   44,060  Siemens AG                               2,041,884
   49,100  Veba AG                                  2,819,625
                                                 ------------
                                                   13,768,231
                                                 ------------

           Hong Kong - 1.15%
  132,600  HSBC Holdings                            2,837,144
                                                 ------------

           Indonesia - 4.37%
  735,000  Gudang Garam                             3,173,333
  800,000  PT Hanjaya Mandala Sampoerna             4,266,666
  263,000  Hero Supermarkets                          194,815
  767,000  Mayora Indah                               357,122
  716,000  PT Indocement Tunggal Prakarsa           1,091,047
  986,000  Telekomunikasi Indonesia                 1,700,719
                                                 ------------
                                                   10,783,702
                                                 ------------

           Ireland - 1.54%
  162,000  Allied Irish Banks                       1,074,814
  923,350  Smurfit (Jefferson) Group                2,719,243
                                                 ------------
                                                    3,794,057
                                                 ------------

           Italy - 1.12%
  608,010  STET Societa Finanziaria Telefonica      2,759,138
                                                 ------------

           Japan - 2.09%
  234,000  Canon, Inc.                              5,161,023
                                                 ------------

           Malaysia - 4.58%
  483,000  Development &
            Commercial Bank Holdings, Berhad        1,654,302
  349,000  Hume Industries, Berhad                  2,197,223
  955,200  Sime-Darby, Berhad                       3,763,301
  409,000  United Engineers, Berhad                 3,692,409
                                                 ------------
                                                   11,307,235
                                                 ------------

           Mexico - 0.59%
  691,700  Grupo Financiero Banamex, Series B       1,460,368
                                                 ------------

           Netherlands - 10.51%
   80,588  ABN-Amro Holdings                        5,236,687
   16,010  Dutch State Mines                        1,577,179
  320,250  Elsevier, NV                             5,406,198
  126,693  ING Groep, NV                            4,555,782
   25,931  Nutricia Ver Bedrijven                   3,935,215
   13,270  Royal Dutch Petroleum                    2,323,754
   76,655  Royal PTT Nederland, ADR                 2,920,423
                                                 ------------
                                                   25,955,238
                                                 ------------

           Philippines - 0.82%
  460,300  San Miguel, Class B                      2,030,221
                                                 ------------

           Singapore - 7.25%
  500,000  City Developments, Ltd.                  4,503,799
  361,000  Development Bank of Singapore            4,877,615
  335,600  Fraser and Neave, Ltd., Ord              3,454,800
  256,800  Singapore Press                          5,066,903
                                                 ------------
                                                   17,903,117
                                                 ------------

           Spain - 1.80%
   29,465  Banco De Santander                       1,882,407
  154,300  Iberdrola SA                             2,182,679
   10,000  Repsol                                     382,856
                                                 ------------
                                                    4,447,942
                                                 ------------

           Sweden - 0.92%
   43,100  Pharmacia & Upjohn, Inc.                 1,764,266
   37,700  Stora Kopparbergs Bergslags
           Aktiebolag, Series A                       519,008
                                                 ------------
                                                    2,283,274
                                                 ------------

           Switzerland - 8.55%
    5,024  Alusuisse Lonza Holdings, REGD           3,992,347
    7,877  Novartis AG*                             8,993,638
      447  Roche Holdings AG                        3,467,217
    4,371  Schweiz Ruckverisch, REGD                4,651,867
                                                 ------------
                                                   21,105,069
                                                 ------------

           Thailand - 1.99%
  314,800  Bangkok Bank Public Co., Ltd.            3,044,863
  297,800  Thai Farmers Bank Public Co., Ltd.       1,858,344
   26,100  Thai Farmers Bank Public Co., Ltd.
           (Warrants), exp. 09/15/02*                       0
                                                 ------------
                                                    4,903,207
                                                 ------------

           United Kingdom - 30.90%
  271,350  Barclays Bank, Plc                       4,645,933
  749,750  B.A.T. Industries, Plc                   6,216,364
  553,577  BTR, Plc                                 2,690,436
  196,000  Cable & Wireless, Plc                    1,628,439
  381,530  Cadbury Schweppes, Plc                   3,215,593
  187,350  Chubb Security, Plc                      1,046,799
  171,630  EMI Group, Plc                           4,053,204

                See Notes to Financial Statements.
-------------------------------------------------------

--------------------------------------------------------------------------------
                        Select International Equity Fund
--------------------------------------------------------------------------------
            PORTFOLIO OF INVESTMENTS, Continued . December 31, 1996
--------------------------------------------------------------------------------

                                                            Value
   Shares                                                 (Note 2)
-------------------------------------------------------------------
           United Kingdom (continued)
   24,000  General Accident, Plc                       $    314,811
  333,700  General Electric Co., Plc                      2,181,453
  185,300  Glaxo Wellcome, Plc                            3,006,145
  293,100  Granada Group, Plc                             4,322,533
  263,409  Grand Metropolitan, Plc                        2,069,043
  499,800  Ladbroke Group, Plc                            1,975,761
  594,550  Lloyds TSB Group, Plc                          4,380,138
  245,000  Medeva, Plc                                    1,071,231
  279,100  Premier Farnell, Plc                           3,586,955
  503,750  Prudential Corp., Plc                          4,237,062
  400,300  Safeway, Plc                                   2,767,535
  406,280  Scottish Power, Plc                            2,447,340
  191,000  Shell Transportation & Trading, Plc            3,306,172
  308,600  Siebe Plc                                      5,714,120
  472,850  TI Group, Plc                                  4,709,476
  433,300  Vodafone Group, Plc                            1,827,813
  172,550  Zeneca Group, Plc                              4,864,818
                                                       ------------
                                                         76,279,174
                                                       ------------
           Total Common Stocks                          229,713,966
           (Cost $191,950,213)                         ------------

PREFERRED STOCK - 0.28%

  153,835  News Corp., Ltd. (Australia)                     684,231
                                                       ------------
           Total Preferred Stock                            684,231
           (Cost $632,568)                             ------------


INVESMENT COMPANIES - 4.45%

5,049,038  ILA Prime Obligation Portfolio Fund, Class B   5,049,038
5,942,252  Lehman Brothers Prime Fund, Class A            5,942,252
                                                       ------------
           Total Investment Companies                    10,991,290
           (Cost $10,991,290)                          ------------


Total Investments - 97.78%                              241,389,487
(Cost $203,574,071)                                    ------------

Net Other Assets and Liabilities - 2.22%                  5,487,449
                                                       ------------
Net Assets - 100.00%                                   $246,876,936
                                                       ============

----------------------------------------------
  *  Non income producing security.
ADR  American Depositary Receipt

Industry Concerntration of Common and Preferred Stocks as Percentage
--------------------------------------------------------------------
 of Total Value of Investments:
 ------------------------------
Finance                               24.00%
Chemicals and Drugs                   11.82
Telecommunications                     7.58
Durable Goods                          7.33
Consumer Goods and Services            6.75
Electronics                            6.52
Tobacco                                5.53
Food and Beverage                      4.94
Utilities                              4.52
Energy                                 3.99
Building and Construction              3.32
Basic Materials                        3.18
Paper                                  2.02
Metals and Mining                      1.03
Leisure and Entertainment              0.80
                                      ------
Total                                 93.33%
                                      ======


FORWARD FOREIGN CURRENCY CONTRACTS SOLD:

                                                                          Unrealized
 Currency    Contracts To   Settlement   Contracts At   In Exchange      Appreciation
  Value        Deliver        Dates         Value        for U.S. $     (Depreciation)
----------   ------------   ----------   ------------   ------------     ------------
 7,519,000       CHF         01/17/97    $  5,617,697   $  6,004,392     $   386,695
13,552,000       CHF         02/19/97      10,169,256     10,754,702         585,446
10,523,000       DEM         02/27/97       6,861,226      6,989,380         128,154
 5,331,000       DEM         02/03/97       3,470,733      3,485,680          14,947
 9,875,000       NLG         01/16/97       5,727,161      5,790,091          62,930
 8,553,000       NLG         03/05/97       4,971,049      4,902,135         (68,914)
10,670,000       NLG         03/17/97       6,206,731      6,202,226          (4,505)
                                         ------------   ------------     ------------
                                         $ 43,023,853   $ 44,128,606     $ 1,104,753
                                         ============   ============     ============

----------------------------
CHF  Swiss Francs
DEM  Deutsche Marks
NLG  Dutch Guilders

                         See Notes to Financial Statements.
                         -------------------------------------------------------

--------------------------------------------------------------------------------
                        Select International Equity Fund
--------------------------------------------------------------------------------
             PORTFOLIO OF INVESTMENTS, Continued . December 31, 1996
--------------------------------------------------------------------------------

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)
At December 31, 1996, the aggregate cost of investment securities for tax purposes was $203,574,128. Net unrealized appreciation (depreciation) aggregated $37,815,359, of which $45,043,514 related to appreciated investment securities and $(7,228,155) related to depreciated investment securities.

Distributions from long-term capital gains for the year ended December 31,1996 were $93,489. (Unaudited)

OTHER INFORMATION
For the year ended December 31, 1996, the aggregated cost of purchases and the proceeds of sales, other than from short-term investments, included $128,393,104 and $30,071,184 from non-governmental issuers, respectively.



                     See Notes to Financial Statements.
-------------------------------------------------------

--------------------------------------------------------------------------------
                               Select Growth Fund
--------------------------------------------------------------------------------
                  PORTFOLIO OF INVESTMENTS . December 31, 1996
--------------------------------------------------------------------------------

                                                       Value
   Shares                                             (Note 2)
----------------------------------------------------------------

COMMON STOCKS - 96.57%
           Chemicals and Drugs - 15.74%
   79,500  Abbott Laboratories                      $  4,034,625
   23,500  Clorox Co.                                  2,358,812
   43,000  duPont (E.I.) deNemours & Co.               4,058,125
   31,600  Lilly (Eli) & Co.                           2,306,800
   63,100  Merck & Co., Inc.                           5,000,675
  106,500  Monsanto Co.                                4,140,187
   58,100  Pfizer, Inc.                                4,815,037
   75,100  Praxair, Inc.                               3,463,987
   32,900  Sherwin-Williams Co.                        1,842,400
   52,800  Warner-Lambert Co.                          3,960,000
                                                    ------------
                                                      35,980,648
                                                    ------------

           Finance - 13.48%
   44,300  American Express Co.                        2,502,950
   38,500  Bank of Boston Corp.                        2,473,625
   42,100  BankAmerica Corp.                           4,199,475
   66,200  Barnett Banks, Inc.                         2,722,475
   25,700  Chase Manhattan Corp.                       2,293,725
   46,200  Citicorp                                    4,758,600
   58,400  Federal National Mortgage Association       2,175,400
   27,600  Franklin Resources, Inc.                    1,887,150
   20,200  Household International, Inc.               1,863,450
   64,975  MBNA Corp.                                  2,696,462
   71,166  Travelers Group, Inc.                       3,229,157
                                                    ------------
                                                      30,802,469
                                                    ------------

           Technology - 12.04%
   62,100  Cisco Systems, Inc.*                        3,951,113
   32,600  Compaq Computer Corp.*                      2,420,550
   74,725  Computer Associates International, Inc      3,717,569
   28,100  Computer Sciences Corp.*                    2,307,713
   63,400  EMC Corp.*                                  2,100,125
   66,200  Honeywell, Inc.                             4,352,650
   64,000  Microsoft Corp.*                            5,288,000
   31,000  Parametric Technology Corp.*                1,592,625
   24,300  3Com Corp.*                                 1,783,013
                                                    ------------
                                                      27,513,358
                                                    ------------

           Durable Goods - 9.30%
   27,900  Cascade Communications Corp.*               1,537,987
   34,300  Case Corp.                                  1,869,350
   53,300  CompUSA, Inc.*                              1,099,313
   59,600  General Electric Co.                        5,892,950
   37,300  Intel Corp.                                 4,883,969
   44,000  PeopleSoft, Inc.*                           2,109,250
   38,000  Tellabs, Inc.*                              1,429,750
   38,100  Texas Instruments, Inc.                     2,428,875
                                                    ------------
                                                      21,251,444
                                                    ------------

           Retail - 7.70%
   58,600  CVS Corp.                                   2,424,575
   64,700  Dayton-Hudson Corp.                         2,539,475
   55,800  Federated Department Stores, Inc.*          1,904,175
   44,400  Harcourt General, Inc.                      2,047,950
   44,600  Safeway, Inc.*                              1,906,650
  102,600  Sears Roebuck & Co.                         4,732,425
   51,200  Walgreen Co.                                2,048,000
                                                    ------------
                                                      17,603,250
                                                    ------------

           Consumer Products - 7.62%
   47,800  Avon Products, Inc.                         2,730,575
   57,300  Eastman Kodak Co.                           4,598,325
   46,600  Liz Claiborne, Inc.                         1,799,925
   61,300  Nike, Inc., Class B                         3,662,675
   74,400  RJR Nabisco Holdings Corp.                  2,529,600
   44,200  TJX Cos., Inc.                              2,093,975
                                                    ------------
                                                      17,415,075
                                                    ------------

           Energy - 7.08%
   57,500  Baker Hughes, Inc.                          1,983,750
   23,300  British Petroleum Co. Plc, ADR              3,294,038
   56,600  Enron Corp.                                 2,440,875
   41,000  Halliburton Co.                             2,470,250
   28,800  Schlumberger, Ltd.                          2,876,400
   60,400  Sonat, Inc.                                 3,110,600
                                                    ------------
                                                      16,175,913
                                                    ------------

           Health Services - 6.90%
   44,200  Cardinal Health, Inc.                       2,574,650
   43,800  HBO & Co.                                   2,600,625
   49,800  HEALTHSOUTH Corp.*                          1,923,525
   55,500  Johnson & Johnson                           2,761,125
   31,200  Medtronic, Inc.                             2,121,600
   27,900  Oxford Health Plans, Inc.*                  1,633,894
   54,900  United States Surgical Corp.                2,161,687
                                                    ------------
                                                      15,777,106
                                                    ------------

           Aerospace-Aircraft - 4.70%
   43,100  Boeing Co.                                  4,584,763
   29,700  Textron, Inc.                               2,799,225
   50,900  United Technologies Corp.                   3,359,400
                                                    ------------
                                                      10,743,388
                                                    ------------

           Consumer Staples - 2.61%
   76,600  Gillette Co.                                5,955,650
                                                    ------------

           Printing and Publishing - 1.99%
   31,400  Gannett Co., Inc.                           2,351,075
   27,700  Tribune Co.                                 2,184,838
                                                    ------------
                                                       4,535,913
                                                    ------------


                         See Notes to Financial Statements.
                         -------------------------------------------------------

--------------------------------------------------------------------------------
                               Select Growth Fund
--------------------------------------------------------------------------------
             PORTFOLIO OF INVESTMENTS, Continued . December 31, 1996
--------------------------------------------------------------------------------

                                                                 Value
   Shares                                                       (Note 2)
--------------------------------------------------------------------------
              Communications - 1.68%
     15,800   Cincinnati Bell, Inc.                          $     973,675
     72,100   Sprint Corp.                                       2,874,988
                                                             -------------
                                                                 3,848,663
                                                             -------------

              Business Services - 1.63%
     60,354   First Data Corp.                                   2,202,921
     25,400   HFS, Inc.*                                         1,517,650
                                                             -------------
                                                                 3,720,571
                                                             -------------

              Hotels-Leisure - 1.11%
     45,900   Marriott International, Inc.                       2,535,975
                                                             -------------

              Food and Beverage - 1.09%
     31,100   Campbell Soup Co.                                  2,495,775
                                                             -------------

              Building and Construction - 1.01%
     19,900   Armstrong World Industries, Inc.                   1,383,050
     26,000   Lowe's Cos., Inc.                                    923,000
                                                             -------------
                                                                 2,306,050
                                                             -------------

              Consumer Service - 0.89%
     72,900   Service Corp. International                        2,041,200
                                                             -------------
              Total Common Stocks                              220,702,448
              (Cost $195,782,234)                            -------------


CERTIFICATE OF DEPOSIT - 1.31%

$ 3,000,000   Bayerische Vereinsbank AG
              6.30%, 11/25/98                                    3,000,000
                                                             -------------
              Total Certificate of Deposit                       3,000,000
              (Cost $3,000,000)                              -------------


COMMERCIAL PAPER (A) - 6.96%

  2,500,000   Federal Home Loan Bank
              5.61%, 06/12/97                                    2,441,162
  3,000,000   Federal National Mortgage Association
              5.34%, 03/17/97                                    2,966,625
 10,500,000   Rohm & Haas Co.
              6.75%, 01/02/97                                   10,498,031
                                                             -------------
              Total Commercial Paper                            15,905,818
              Cost ($15,905,818)                             -------------


     Shares
     ------

INVESTMENT COMPANY - 0.00%

      3,821   lLA Prime Obligation Portfolio Fund, Class B           3,821
                                                             -------------
              Total Investment Company                               3,821
              (Cost $3,821)                                  -------------



Total Investments - 104.84%                                    239,612,087
                                                             -------------
(Cost $214,691,873)
Net Other Assets and Liabilities - (4.84)%                     (11,060,836)
                                                             --------------
Net Assets -100.00%                                          $  228,551,251
                                                             ==============


---------------------------------------------------
  *  Non income producing security.
(A)  Effective yield at time of purchase.
ADR  American Depositary Receipt

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)
At December 31, 1996, the aggregate cost of investment securities for tax purposes was $214,739,419. Net unrealized appreciation (depreciation) aggregated $24,872,668, of which $28,302,023 related to appreciated investment securities and $(3,429,355) related to depreciated investment securities.

As of December 31, 1996, the portfolio had no capital loss carryforwards. During 1996, the fund utilized $2,730,483 of its capital loss carryforwards.

Distributions from long-term capital gains for the year ended December 31,1996 were $32,238,283. (Unaudited)


OTHER INFORMATION
For the year ended December 31, 1996, the aggregated cost of purchases and the proceeds of sales, other than from short-term investments, included $325,085,392 and $265,819,880 from non-governmental issuers , respectively.

                    See Notes to Financial Statements.
------------------------------------------------------

--------------------------------------------------------------------------------
                                  Growth Fund
--------------------------------------------------------------------------------
                 PORTFOLIO OF INVESTMENTS . December 31, 1996
--------------------------------------------------------------------------------

                                                                 Value
   Shares                                                       (Note 2)
--------------------------------------------------------------------------
COMMON STOCKS - 95.81%

              Durable Goods - 20.17%
     57,100   AlliedSignal, Inc.                             $   3,825,700
     18,600   Beckman Instruments, Inc.                            713,775
     99,300   BMC Software, Inc. *                               4,108,538
     88,400   Case Corp.                                         4,817,800
      4,800   Caterpillar, Inc.                                    361,200
    202,000   Chrysler Corp.                                     6,666,000
    143,100   Cummins Engine Co., Inc.                           6,582,600
     15,600   Deere & Co.                                          633,750
     51,600   Eaton Corp.                                        3,599,100
      7,200   Electronic Arts, Inc. *                              215,550
     59,000   Ford Motor Co.                                     1,880,625
      7,700   Fore Systems, Inc. *                                 253,138
     34,300   General Electric Co.                               3,391,413
    249,900   General Motors Corp.                              13,931,925
     11,700   Globalstar Telecommunications, Ltd. *                737,100
    102,900   Goodyear Tire & Rubber Co.                         5,286,488
     86,600   Gtech Holdings Corp. *                             2,771,200
     12,300   IBIS Technology Corp. *                               86,100
     62,300   Ingersoll-Rand Co.                                 2,772,350
     73,500   Intel Corp.                                        9,623,906
     14,400   International Cabletel, Inc. *                       363,600
      8,600   Kennametal, Inc.                                     334,325
     40,400   McDonnell Douglas Corp.                            2,585,600
     18,300   MCI Communications Corp.                             598,181
     95,233   MFS Communications Co., Inc.                       5,190,199
      7,050   Miller Industries, Inc. *                            141,000
      8,800   Millicom International Cellular SA *                 282,700
      8,000   PanAmSat Corp. *                                     224,000
      9,100   Parker-Hannifin Corp.                                352,625
     10,400   PeopleSoft, Inc. *                                   498,550
     90,300   Pep Boys-Manny, Moe & Jack                         2,776,725
      5,800   Sapient Corp. *                                      244,325
      3,800   Scopus Technology, Inc. *                            176,700
      5,200   Seachange International, Inc. *                      132,600
    218,600   Sprint Corp.                                       8,716,675
      9,900   Standard Register Co.                                321,750
     16,500   Stratus Computer, Inc. *                             449,625
      9,300   Tecumseh Products Co., Class A                       533,588
      8,100   Tellabs, Inc. *                                      304,763
     38,400   Textron, Inc.                                      3,619,200
     93,500   Union Pacific Corp.                                5,621,688
      5,200   Uniphase Corp. *                                     273,000
     83,700   U.S. Robotics Corp.                                6,026,400
      5,200   Visio Corp. *                                        257,400
                                                             -------------
                                                               112,283,477
                                                             -------------

              Finance - 15.99%
     77,900   ACE, Ltd.                                          4,683,738
    101,600   Aetna, Inc.                                        8,128,000
    108,990   Allstate Corp.                                     6,307,796
     22,300   American Express Co.                               1,259,950
     11,500   American General Corp.                               470,063
     13,000   Bank of New York Co., Inc.                           438,750
     64,200   Bear Stearns Cos., Inc.                            1,789,575
     14,000   Capital One Financial Corp.                          504,000
     36,200   Chase Manhattan Corp.                              3,230,850
      7,200   Chubb Corp.                                          387,000
     53,600   Cigna Corp.                                        7,323,100
     31,400   Citicorp                                           3,234,200
      6,600   Crestar Financial Corp.                              490,875
      7,900   Dean Witter Discover & Co.                           523,375
    102,200   EXEL, Ltd.                                         3,870,825
      4,500   Federal Home Loan Mortgage Corp.                     495,563
     14,700   Federal National Mortgage Association                547,575
     97,548   First Chicago NBD Corp.                            5,243,205
     85,180   First Union Corp.                                  6,303,320
     12,700   Great Western Financial Corp.                        368,300
      6,100   Healthcare COMPARE Corp. *                           258,488
    136,400   ITT Hartford Group, Inc.                           9,207,000
     58,700   Lehman Brothers Holdings, Inc.                     1,841,713
     45,600   Mellon Bank Corp.                                  3,237,600
     15,500   Money Store, Inc.                                    428,188
     47,548   NationsBank Corp.                                  4,647,817
     14,000   Old Republic International Corp.                     374,500
      4,600   Post Properties, Inc.                                185,150
     13,500   Providian Corp.                                      693,563
      6,400   Reliastar Financial Corp.                            369,600
      5,300   Republic New York Corp.                              432,613
      5,000   Salomon, Inc.                                        235,625
      8,341   Security Capital Industrial Trust                    178,289
     11,500   Security Capital Pacific Trust                       263,063
      6,900   Signet Banking Corp.                                 212,175
     14,500   Sirrom Capital Corp.                                 532,875
     10,500   St. Paul Cos., Inc.                                  615,563
     58,296   TransAmerica Corp.                                 4,605,384
      4,600   Transatlantic Holdings, Inc.                         370,300
     17,500   Wells Fargo & Co.                                  4,720,625
                                                             -------------
                                                                89,010,191
                                                             -------------

                         See Notes to Financial Statements.
                         -------------------------------------------------------

--------------------------------------------------------------------------------
                                  Growth Fund
--------------------------------------------------------------------------------
            PORTFOLIO OF INVESTMENTS, Continued . December 31, 1996
--------------------------------------------------------------------------------

                                                                 Value
   Shares                                                       (Note 2)
--------------------------------------------------------------------------
              Consumer Products - 10.09%
      8,700   Abercrombie & Fitch Co., Class A *             $     143,550
     25,231   Archer-Daniels-Midland Co.                           555,082
     62,900   Bowater, Inc.                                      2,366,613
    116,600   Campbell Soup Co.                                  9,357,150
    110,200   Carnival Corp., Class A                            3,636,600
     10,700   Cinar Films, Inc., Class B*                          278,200
      8,500   Cintas Corp.                                         499,375
    103,700   Clear Channel Communications, Inc. *               3,746,163
     48,200   ConAgra, Inc.                                      2,397,950
     20,000   DSP Communications, Inc. *                           387,500
     12,300   Eagle Hardware & Garden, Inc. *                      255,225
     25,500   Eastman Kodak Co.                                  2,046,375
     32,200   Gannett Co., Inc.                                  2,410,975
     58,000   Gucci Group NV                                     3,704,750
      5,300   Hollywood Entertainment Corp. *                       98,050
      7,700   Imax Corp. *                                         238,700
     67,690   Kimberly-Clark Corp.                               6,447,473
     18,000   The North Face, Inc. *                               346,500
     42,100   Procter & Gamble Co.                               4,525,750
    272,400   RJR Nabisco Holdings Corp.                         9,261,600
      7,400   Saks Holdings, Inc. *                                199,800
     22,670   TCI Satellite Entertainment, Inc., Class A *         223,866
     42,500   Tenneco, Inc. *                                    1,917,813
      8,800   Ticketmaster Group, Inc. *                           106,700
      8,400   TRW, Inc.                                            415,800
     11,300   Tupperware Corp.                                     605,963
                                                             -------------
                                                                56,173,523
                                                             -------------

              Chemicals and Drugs - 9.61%
     38,200   Abbott Laboratories                                1,938,650
     16,100   Airgas, Inc. *                                       354,200
     75,500   American Home Products Corp.                       4,426,188
    111,200   Becton Dickinson & Co.                             4,823,300
     18,400   Bergen Brunswig Corp., Class A                       524,400
     51,040   Bristol-Myers Squibb Co.                           5,550,600
      8,300   Cabot Corp.                                          208,538
      4,100   Dow Chemical Co.                                     321,338
    138,000   Du Pont (E.I.) de Nemours & Co.                   13,023,750
     61,600   FMC Corp. *                                        4,319,700
     15,800   Foundation Health Corp. *                            501,650
     18,300   Great Lakes Chemical Corp.                           855,525
      6,300   Jones Medical Industries, Inc.                       230,738
     12,100   Lauder (Estee) Cos., Inc., Class A                   615,588
     13,700   Lincare Holdings, Inc. *                             561,700
     84,400   Mallinckrodt, Inc.                                 3,724,150
     51,700   Merck & Co., Inc.                                  4,097,225
     11,300   Premark International, Inc.                          251,425
      5,300   Rexall Sundown, Inc. *                               144,094
     13,552   Rhone-Poulenc SA, ADR                                459,074
      9,200   Rohm & Haas Co.                                      750,950
     40,400   Schering-Plough Corp.                              2,615,900
     40,900   Smithkline Beecham Plc, ADR                        2,781,200
     11,300   Total Renal Care Holdings, Inc. *                    409,625
                                                             -------------
                                                                53,489,508
                                                             -------------

              Technology - 7.29%
      4,900   Ceridian Corp. *                                     198,450
    128,100   Cisco Systems, Inc. *                              8,150,363
     51,700   Compaq Computer Corp. *                            3,838,725
     16,300   Harnischfeger Industries, Inc.                       784,438
     13,500   International Business Machines Corp.              2,038,500
    204,500   International Game Technology                      3,732,125
     22,300   Loral Space & Communications *                       409,763
     60,312   Lucent Technologies, Inc.                          2,789,430
     12,712   McAfee Associates, Inc. *                            559,328
    126,400   Microsoft Corp. *                                 10,443,800
     97,550   Oracle Corp. *                                     4,072,713
     87,000   Seagate Technology, Inc. *                         3,436,500
      3,500   Transaction Systems Architects, Inc., Class A *      116,375
                                                             -------------
                                                                40,570,510
                                                             -------------

              Energy - 6.82%
      4,800   Amoco Corp.                                          386,400
      3,300   Atlantic Richfield Co.                               437,250
     72,800   British Petroleum Co. Plc, ADR                    10,292,100
     89,700   Coastal Corp.                                      4,384,088
     11,800   El Paso Natural Gas Co.                              595,900
     19,400   MAPCO, Inc.                                          659,600
     21,700   Mobil Corp.                                        2,652,825
      7,900   PanEnergy Corp.                                      355,500
    132,300   Phillips Petroleum Co.                             5,854,275
     88,100   Repsol S.A., ADR                                   3,358,813
     19,800   Royal Dutch Petroleum Co.                          3,380,850
     31,500   Texaco, Inc.                                       3,090,938
     16,100   Ultramar Diamond Shamrock Corp.                      509,163
     57,289   Union Pacific Resources Co.                        1,675,703
     12,500   YPF Sociedad Anonima, Class D, ADR                   315,625
                                                             -------------
                                                                37,949,030
                                                             -------------

              Consumer Staples - 6.40%
      8,200   CKE Restaurants, Inc.                                295,200
     10,700   Danaher Corp.                                        498,888
     18,200   IBP, Inc.                                            441,326
      9,500   Mondavi (Robert) Corp., Class A *                    346,750
    258,000   Philip Morris Cos., Inc.                          29,057,250
      7,600   Springs Industries, Inc., Class A                    326,800
      7,500   Swisher International Group, Inc., Class A *         119,063
     22,800   Unilever N.V.                                      3,995,700
      8,000   VF Corp.                                             540,000
                                                             -------------
                                                                35,620,977
                                                             -------------


                     See Notes to Financial Statements.
-------------------------------------------------------

--------------------------------------------------------------------------------
                                  Growth Fund
--------------------------------------------------------------------------------

            PORTFOLIO OF INVESTMENTS, Continued . December 31, 1996
--------------------------------------------------------------------------------

                                                                     Value
   Shares                                                           (Note 2)
------------------------------------------------------------------------------
              Utilities - 3.75%
     21,600   Central Maine Power Co.                            $     251,100
     12,500   Entergy Corp.                                            346,875
     92,400   GPU, Inc.                                              3,106,950
    108,400   GTE Corp.                                              4,932,200
    130,700   PECO Energy Co.                                        3,300,175
      6,400   Republic Industries, Inc. *                              199,600
     98,600   SBC Communications, Inc.                               5,102,550
    118,500   Unicom Corp.                                           3,214,313
     13,400   USA Waste Services, Inc. *                               427,125
                                                                 -------------
                                                                    20,880,888
                                                                 -------------

              Aerospace-Airlines - 2.85%
     79,300   AMR Corp. *                                            6,988,313
     37,300   Delta Air Lines, Inc.                                  2,643,638
     10,200   Raytheon Co.                                             490,875
     86,800   United Technologies Corp.                              5,728,800
                                                                 -------------
                                                                    15,851,626
                                                                 -------------

              Building and Construction - 2.41%
     58,900   Champion International Corp.                           2,547,425
     96,466   Home Depot, Inc.                                       4,835,358
     64,100   Loews Corp.                                            6,041,425
                                                                 -------------
                                                                    13,424,208
                                                                 -------------

              Health Services - 2.40%
     68,100   Baxter International, Inc.                             2,792,100
     21,900   Cardinal Health, Inc.                                  1,275,675
    100,668   Columbia/HCA Healthcare Corp.                          4,102,221
      6,900   HBO & Co.                                                409,688
    172,920   Health Management Associates, Inc., Class A *          3,890,700
     15,200   Maxicare Health Plans, Inc. *                            338,200
      3,000   Pediatrix Medical Group, Inc. *                          110,625
     20,400   Tenet Healthcare Corp. *                                 446,250
                                                                 -------------
                                                                    13,365,459
                                                                 -------------

              Business Services - 2.18%
     10,700   Accustaff, Inc. *                                        226,038
      9,450   Fiserv, Inc. *                                           347,288
    179,200   HFS, Inc. *                                           10,707,200
      8,500   Mail Boxes, Etc. *                                       191,250
     15,500   Olsten Corp.                                             234,438
     14,300   Paging Network, Inc. *                                   218,075
      4,275   Paychex, Inc.                                            219,895
                                                                 -------------
                                                                    12,144,184
                                                                 -------------

              Metals and Mining - 1.52%
     19,800   Cyprus Amax Minerals Co.                                 462,825
     40,400   Phelps Dodge Corp.                                     2,727,000
      2,400   Potash Corp. of Saskatchewan, Inc.                       204,000
    139,200   TRINOVA Corp.                                          5,063,400
                                                                 -------------
                                                                     8,457,225
                                                                 -------------

              Broadcasting - 1.25%
     19,450   Comcast Corp. Special, Class A                           346,453
     15,200   Metro Networks, Inc. *                                   383,800
     16,500   Tele-Communications International, Inc., Series A*       218,625
     96,879   Tele-Communications, Inc.,
              Liberty Media Group, Series A *                        2,767,106
    226,701   Tele-Communications, Inc., TCI Group, Class A *        2,961,282
      7,500   Univision Communications, Inc., Class A *                277,500
                                                                 -------------
                                                                     6,954,766
                                                                 -------------

              Retail - 1.11%
     11,000   Borders Group, Inc. *                                    394,625
     74,600   CVS Corp.                                              3,086,575
     10,800   Dillard Department Stores, Inc., Class A                 333,450
     47,400   Harcourt General, Inc.                                 2,186,325
      3,800   Tommy Hilfiger Corp. *                                   182,400
                                                                 -------------
                                                                     6,183,375
                                                                 -------------

              Consumer Service - 0.66%
     12,300   Ascent Entertainment Group, Inc. *                       198,338
    124,000   Service Corp. International                            3,472,000
                                                                 -------------
                                                                     3,670,338
                                                                 -------------

              Food Services - 0.46%
     72,000   Boston Chicken, Inc. *                                 2,583,001
                                                                 -------------

              Consumer Cyclical - 0.32%
     65,000   Sabre Group Holdings, Inc., Class A *                  1,811,875
                                                                 -------------

              Transportation - 0.18%
      6,500   Burlington Northern Santa Fe Corp.                       561,438
     10,400   CSX Corp.                                                439,400
                                                                 -------------
                                                                     1,000,838
                                                                 -------------

              Electronics - 0.11%
     12,300   Tektronix, Inc.                                          630,375
                                                                 -------------

              Transportation Services - 0.08%
      7,400   UAL Corp. *                                              462,500
                                                                 -------------

              Advertising - 0.08%
     16,000   Ha-Lo Industries, Inc. *                                 440,000
                                                                 -------------

              Pollution Control - 0.04%
      7,700   U.S. Filter Corp. *                                      244,475
                                                                 -------------

              Recreational Equipment - 0.04%
      3,700   Fila Holding SPA, ADR                                    215,063
                                                                 -------------
              Total Common Stocks                                  533,417,412
                                                                 -------------
              (Cost $430,927,425)

                         See Notes to Financial Statements.
                         -------------------------------------------------------

--------------------------------------------------------------------------------
                                  Growth Fund
--------------------------------------------------------------------------------
            PORTFOLIO OF INVESTMENTS, Continued . December 31, 1996
--------------------------------------------------------------------------------

                                                                 Value
Par Value                                                       (Note 2)
--------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS - 0.96%

              Federal Home Loan Bank - 0.54%
 $1,000,000   8.45%, 01/24/97                                $   1,005,906
  2,000,000   5.57%, 01/23/98                                    1,995,620
                                                             -------------
                                                                 3,001,526
                                                             -------------

              Federal Farm Credit Bank (A) - 0.42%
  2,500,000   5.28%, 12/18/97                                    2,371,422
                                                             -------------
              Total U.S. Government Agency Obligations           5,372,948
              (Cost $5,373,113)                              -------------


CORPORATE NOTES AND BONDS - 0.53%

  1,900,000   Ford Motor Credit Co.
              5.63%, 03/03/97                                    1,901,096
     25,000   General Motors Acceptance Corp., MTN
              6.30%, 03/31/97                                       25,039
  1,000,000   NationsBank, MTN
              5.20%, 07/15/97                                    1,000,188
                                                             -------------
              Total Corporate Notes and Bonds                    2,926,323
              (Cost $2,926,570)                              -------------


COMMERCIAL PAPER (A) - 2.62%

  3,000,000   CXS, Inc.
              5.55%, 02/19/97                                    2,977,338
  2,500,000   Holland Limited Securitization, Inc.
              5.53%, 01/08/97                                    2,497,312
  4,619,000   Receivables Capital Corp.
              5.57%, 01/28/97                                    4,599,704
  4,500,000   Rohm & Haas Co.
              6.75%, 01/02/97                                    4,499,156
                                                             -------------
              Total Commercial Paper                            14,573,510
              (Cost $14,573,510)                             -------------

INVESTMENT COMPANY - 0.05%

    271,308   Goldman Sachs Financial Square Prime
              Obligation Portfolio Fund                      $     271,308
                                                             -------------
              Total Investment Company                             271,308
              (Cost $271,308)                                -------------


Total Investments - 99.97%                                     556,561,501
(Cost $454,071,926)                                          -------------

Net Other Assets and Liabilities - 0.03%                           189,104
                                                             -------------
Net Assets - 100.00%                                         $ 556,750,605
                                                             =============

-----------------------------------------
  *  Non income producing security.
(A)  Effective yield at time of purchase.
ADR  American Depositary Receipt.
MTN  Medium Term Note

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)

At December 31, 1996, the aggregate cost of investment securities for tax purposes was $454,510,938. Net realized appreciation (depreciation) aggregated $102,050,563, of which $110,503,037 related to appreciated investment securities and $(8,452,474) related to depreciated investment securities.

Distributions from long-term capital gains for the year ended December 31,1996 were $48,435,144. (Unaudited)

OTHER INFORMATION

For the year ended December 31, 1996, the aggregated cost of purchases and the proceeds of sales, other than from short-term investments, included $376,502,620 and $339,503,843 from non-governmental issuers, respectively, and $3,026,250 and $0 from U.S. Government Agency issuers, respectively.

                     See Notes to Financial Statements.
-------------------------------------------------------

--------------------------------------------------------------------------------
                               Equity Index Fund
--------------------------------------------------------------------------------

                 PORTFOLIO OF INVESTMENTS . December 31, 1996
--------------------------------------------------------------------------------

                                                                 Value
Shares                                                          (Note 2)
--------------------------------------------------------------------------

COMMON STOCKS - 98.34%

              Durable Goods - 16.77%
      7,500   AlliedSignal, Inc.                                $  502,500
      5,000   Alltel Corp.                                         156,875
     14,600   Ameritech Corp.                                      885,125
      5,800   AMP, Inc.                                            222,575
      1,100   Armstrong World Industries, Inc.                      76,450
      2,800   Avery-Dennison Corp.                                  99,050
      3,800   Baker Hughes, Inc.                                   131,100
      5,100   Bay Networks, Inc. *                                 106,463
      9,539   Boeing Co.                                         1,014,711
        800   Briggs & Stratton Corp.                               35,200
      1,000   Caliber System, Inc.                                  19,250
      1,900   Case Corp.                                           103,550
      5,100   Caterpillar, Inc.                                    383,775
     19,300   Chrysler Corp.                                       636,900
      2,100   Conrail, Inc.                                        209,213
      2,900   Cooper Industries, Inc.                              122,163
      2,200   Cooper Tire & Rubber Co.                              43,450
      1,600   Crane Co.                                             46,400
      1,000   Cummins Engine Co., Inc.                              46,000
      2,700   Dana Corp.                                            88,088
      6,800   Deere & Co.                                          276,250
      4,800   Dell Computer Corp. *                                255,000
      4,750   Dominion Resources, Inc.                             182,875
      3,100   DSC Communications Corp. *                            55,413
      2,000   Eaton Corp.                                          139,500
      1,600   Echlin, Inc.                                          50,600
      1,300   EG & G, Inc.                                          26,163
      5,900   Emerson Electric Co.                                 570,825
        900   Fleetwood Enterprises, Inc.                           24,750
     31,400   Ford Motor Co.                                     1,000,875
     43,600   General Electric Co.                               4,310,950
     20,000   General Motors Corp.                               1,115,000
      1,300   General Signal Corp.                                  55,575
      3,200   Genuine Parts Co.                                    142,400
      1,400   Goodrich (B.F.) Co.                                   56,700
      4,100   Goodyear Tire & Rubber Co.                           210,638
      1,400   Grainger (W.W.), Inc.                                112,350
      1,000   Harris Corp.                                          68,625
        700   Helmerich & Payne, Inc.                               36,488
     26,900   Hewlett-Packard Co.                                1,351,725
      3,300   Illinois Tool Works, Inc.                            263,588
      2,900   Ingersoll-Rand Co.                                   129,050
     21,700   Intel Corp.                                        2,841,280
      1,100   Johnson Controls, Inc.                                91,163
      5,141   Lockheed Martin Corp.                                470,402
      1,242   LucasVarity Plc, ADR *                                47,196
      1,500   McDermott International, Inc.                         24,938
      5,600   McDonnell Douglas Corp.                              358,400
     18,100   MCI Communications Corp.                             591,644
      1,100   Millipore Corp.                                       45,513
      2,600   Moore Corp., Ltd.                                     52,975
     15,700   Motorola, Inc.                                       963,588
      1,300   National Service Industries, Inc.                     48,588
      6,800   Northern Telecom, Ltd.                               420,750
      1,500   Northrop Grumman Corp.                               124,125
        990   PACCAR, Inc.                                          67,320
      3,000   Pall Corp.                                            76,500
      1,950   Parker-Hannifin Corp.                                 75,563
      1,700   Pep Boys-Manny, Moe & Jack                            52,275
      1,100   Perkin-Elmer Corp.                                    64,763
      2,200   Pioneer Hi-Bred International, Inc.                  154,000
      1,200   Raychem Corp.                                         96,150
      5,800   Rockwell International Corp. *                       353,075
      2,300   Rowan Cos., Inc.*                                     52,038
      2,200   Ryder System, Inc.                                    61,875
      2,000   Scientific-Atlanta, Inc.                              30,000
     11,400   Sprint Corp.                                         454,575
      1,500   Tandy Corp.                                           66,000
      4,700   Tellabs, Inc. *                                      176,838
      5,000   Texas Instruments, Inc.                              318,750
      2,200   Textron, Inc.                                        207,350
      4,100   Tyco International, Ltd.                             216,788
      6,500   Union Pacific Corp.                                  390,813
     16,500   U.S. West, Inc., Media Group *                       305,250
     11,200   Westinghouse Electric Corp.                          222,600
      8,600   Xerox Corp.                                          452,575
                                                             -------------
                                                                25,339,838
                                                             -------------

              Finance - 14.93%
      1,285   Aetna, Inc.                                          102,800
      2,800   Ahmanson (H.F.) & Co.                                 91,000
      1,200   Alexander & Alexander Services, Inc.                  20,850
     11,769   Allstate Corp.                                       681,131
     12,600   American Express Co.                                 711,900
      5,400   American General Corp.                               220,725
     12,400   American International Group, Inc.                 1,342,300
      2,900   AON Corp.                                            180,163
     11,340   Banc One Corp.                                       487,620
      4,100   Bank of Boston Corp.                                 263,425
     10,400   Bank of New York Co., Inc.                           351,000
      9,552   Bankamerica Corp.                                    952,812
      2,200   Bankers Trust New York Corp.                         189,750
      5,200   Barnett Banks, Inc.                                  213,850
      1,400   Beneficial Corp.                                      88,725
      4,100   Boatmen's Bancshares, Inc.                           264,450
     11,576   Chase Manhattan Corp.                              1,033,158
      4,600   Chubb Corp.                                          247,250
      2,000   Cigna Corp.                                          273,250
     12,500   Citicorp                                           1,287,500
      2,800   Comerica, Inc.                                       146,650
      5,900   Corestates Financial Corp.                           306,063
      4,266   Dean Witter Discover & Co.                           282,623
      4,700   Federal Home Loan Mortgage Corp.                     517,588
     28,900   Federal National Mortgage Association              1,076,525
      2,800   Fifth Third Bancorp                                  175,875
      3,600   First Bank System, Inc.                              245,700
      8,458   First Chicago NBD Corp.                              454,618
      7,525   First Union Corp.                                    556,850
      6,955   Fleet Financial Group, Inc.                          346,881
      2,200   General Re Corp.                                     347,050
      1,500   Golden West Financial Corp.                           94,688
      3,600   Great Western Financial Corp.                        104,400
      3,600   Green Tree Financial Corp.                           139,050
      2,600   Household International, Inc.                        239,850

                         See Notes to Financial Statements.
                         -------------------------------------------------------

--------------------------------------------------------------------------------
                                Equity Index Fund
--------------------------------------------------------------------------------
                  PORTFOLIO OF INVESTMENTS, Continued . December 31, 1996
--------------------------------------------------------------------------------

                                                                 Value
   Shares                                                       (Note 2)
--------------------------------------------------------------------------
              Finance (continued)
      4,300   Humana, Inc. *                                 $      82,238
      3,100   ITT Hartford Group, Inc.                             209,250
      1,900   Jefferson-Pilot Corp.                                107,588
      6,000   KeyCorp                                              303,000
      2,800   Lincoln National Corp.                               147,000
      1,900   Marsh & Mclennan Cos., Inc.                          197,600
      1,100   MBIA, Inc.                                           111,375
      5,850   MBNA Corp.                                           242,775
      3,450   Mellon Bank Corp.                                    244,950
      4,400   Merrill Lynch & Co., Inc.                            358,600
      1,600   MGIC Investment Corp.                                121,600
      4,000   Morgan Stanley Group, Inc.                           228,500
      4,900   Morgan (J.P.) & Co., Inc.                            478,363
      5,900   National City Corp.                                  264,763
      7,620   NationsBank Corp.                                    744,855
      1,300   Nicor, Inc.                                           46,475
      9,800   Norwest Corp.                                        426,300
      9,000   PNC Bank Corp.                                       338,625
      2,500   Providian Corp.                                      128,438
      1,500   Republic New York Corp.                              122,438
      3,300   SAFECO Corp.                                         130,144
      2,900   Salomon, Inc.                                        136,663
      2,200   St. Paul Cos., Inc.                                  128,975
      1,900   Sun Co., Inc.                                         46,313
      5,900   SunTrust Banks, Inc.                                 290,575
      1,900   Torchmark Corp.                                       95,950
      1,800   TransAmerica Corp.                                   142,200
     16,961   Travelers Group, Inc.                                769,605
      1,900   UNUM Corp.                                           137,275
      3,100   USF & G Corp.                                         64,713
        900   USLIFE Corp.                                          29,925
      4,900   UST, Inc.                                            158,638
      4,000   U.S. Bancorp                                         179,750
     12,700   U.S. West, Inc., Communications Group                409,575
      4,400   Wachovia Corp.                                       248,600
      2,433   Wells Fargo & Co.                                    656,302
                                                             -------------
                                                                22,568,006
                                                             -------------

              Chemicals and Drugs - 12.47%
     20,600   Abbott Laboratories                                1,045,450
      3,000   Air Products & Chemicals, Inc.                       207,375
        700   Alberto-Culver Co., Class B                           33,600
      1,300   Allegiance Corp.                                      35,913
      1,700   Allergan, Inc.                                        60,563
      2,200   ALZA Corp. *                                          56,925
     16,900   American Home Products Corp.                         990,763
      7,000   AMGEN, Inc. *                                        380,625
      3,500   Avon Products, Inc.                                  199,938
      1,500   Bausch & Lomb, Inc.                                   52,500
      7,200   Baxter International, Inc.                           295,200
      3,300   Becton Dickinson & Co.                               143,138
      2,600   Beverly Enterprises, Inc. *                           33,150
      4,700   Boston Scientific Corp. *                            282,000
     13,300   Bristol-Myers Squibb Co.                           1,446,375
      3,900   Colgate Palmolive Co.                                359,775
      6,400   Dow Chemical Co.                                     501,600
     14,900   Du Pont (E.I.) de Nemours & Co.                    1,406,188
      2,100   Eastman Chemical Co.                                 116,025
      3,850   Engelhard Corp.                                       73,631
      1,000   FMC Corp. *                                           70,125
      2,400   Grace (W.R.) & Co.                                   124,200
      1,700   Great Lakes Chemical Corp.                            79,475
      2,000   Guidant Corp.                                        114,000
      2,700   Hercules, Inc.                                       116,775
      2,900   International Flavors & Fragrances, Inc.             130,500
     35,300   Johnson & Johnson                                  1,756,175
     14,600   Lilly (Eli) & Co.                                  1,065,800
        200   Mallinckrodt, Inc.                                     8,825
      1,700   Manor Care, Inc.                                      45,900
      6,300   Medtronic, Inc.                                      428,400
     31,900   Merck & Co., Inc.                                  2,528,075
     15,600   Monsanto Co.                                         606,450
      3,800   Morton International, Inc.                           154,850
      1,800   Nalco Chemical Co.                                    65,025
     17,100   Pfizer, Inc.                                       1,417,163
     13,480   Pharmacia & Upjohn, Inc.                             534,145
      4,100   Praxair, Inc.                                        189,113
      1,700   Rohm & Haas Co.                                      138,763
      9,800   Schering-Plough Corp.                                634,550
        600   Shared Medical Systems Corp.                          29,550
      2,300   Sherwin-Williams Co.                                 128,800
        100   Sigma Aldrich Corp.                                    6,244
      3,400   Union Carbide Corp.                                  138,975
      1,700   United States Surgical Corp.                          66,938
      7,200   Warner-Lambert Co.                                   540,000
                                                             -------------
                                                                18,839,550
                                                             -------------

              Consumer Products - 10.77%
      3,500   ALCO Standard Corp.                                  180,688
      2,000   American Greetings Corp., Class A                     56,750
      1,600   Andrew Corp. *                                        84,900
     13,200   Anheuser-Busch Cos., Inc.                            528,000
      4,800   Applied Materials, Inc. *                            172,500
     14,422   Archer-Daniels-Midland Co.                           317,284
        800   Ball Corp.                                            20,800
      1,400   Bemis Co., Inc.                                       51,625
      1,300   Boise Cascade Corp.                                   41,275
      1,800   Brown-Forman Corp., Class B                           82,350
      6,200   Campbell Soup Co.                                    497,550
      6,400   Conagra, Inc.                                        318,400
      6,100   Corning, Inc.                                        282,125
      3,400   Crown Cork & Seal Co., Inc.                          184,875
      2,200   Deluxe Corp.                                          72,050
     17,943   Disney (Walt) Co.                                  1,249,281
      4,000   Donnelley (R.R.) & Sons Co.                          125,500
      2,600   Dow Jones & Co., Inc.                                 88,075
      4,500   Dun & Bradstreet Corp.                               106,875
      8,800   Eastman Kodak Co.                                    706,200
        748   Footstar, Inc. *                                      18,607
      3,700   Gannett Co., Inc.                                    277,038
      3,600   General Instrument Corp. *                            77,850
      2,400   Georgia-Pacific Corp.                                172,800
     11,800   Gillette Co.                                         917,450
      3,300   Halliburton Co.                                      198,825

                      See Notes to Financial Statements
-------------------------------------------------------

--------------------------------------------------------------------------------
                                Equity Index Fund
--------------------------------------------------------------------------------
                  PORTFOLIO OF INVESTMENTS, Continued . December 31, 1996
--------------------------------------------------------------------------------

                                                                 Value
   Shares                                                       (Note 2)
--------------------------------------------------------------------------
              Consumer Products (continued)
        800   Harland (John H.) Co.                          $      26,400
      2,300   Hasbro, Inc.                                          89,413
      9,700   Heinz (H.J.) Co.                                     346,775
      4,100   Hershey Foods Corp.                                  179,375
      8,000   International Paper Co.                              323,000
      2,300   James River Corp. of Virginia                         76,188
      1,000   Jostens, Inc.                                         21,125
      5,600   Kellogg Co.                                          367,500
      7,520   Kimberly-Clark Corp.                                 716,280
      1,000   King World Productions, Inc. *                        36,875
      2,500   Knight-Ridder, Inc.                                   95,625
      1,900   Liz Claiborne, Inc.                                   73,388
        500   Longs Drug Stores Corp.                               24,563
      7,212   Mattel, Inc.                                         200,133
      2,700   Maytag Corp.                                          53,325
      2,600   McGraw-Hill Cos., Inc.                               119,925
      1,400   Mead Corp.                                            81,375
        700   Meredith Corp.                                        36,925
      2,600   New York Times Co., Class A                           98,800
      7,600   Nike, Inc., Class B                                  454,100
      1,200   Polaroid Corp.                                        52,200
        800   Potlatch Corp.                                        34,400
     18,100   Procter & Gamble Co.                               1,945,750
      3,600   Quaker Oats Co.                                      137,250
      1,500   Reebok International, Ltd.                            63,000
      4,000   Rubbermaid, Inc.                                      91,000
      1,000   Russell Corp.                                         29,750
     12,800   Sara Lee Corp.                                       476,800
      9,900   Seagram Co., Ltd.                                    383,625
      1,600   Snap-On, Inc.                                         57,000
      2,400   Stanley Works                                         64,800
      2,610   Stone Container Corp.                                 38,824
      1,300   Stride Rite Corp.                                     13,000
      4,700   Sysco Corp.                                          153,338
      1,710   TCI Satellite Entertainment, Inc., Class A *          16,886
      1,500   Temple-Inland, Inc.                                   81,188
      4,500   Tenneco, Inc. *                                      203,063
     15,080   Time Warner, Inc.                                    565,500
      2,600   Times Mirror Co., Class A                            129,350
      2,100   TJX Cos., Inc.                                        99,488
      1,600   Tribune Co.                                          126,200
      3,400   TRW, Inc.                                            168,300
      1,600   Tupperware Corp.                                      85,800
      1,800   Union Camp Corp.                                      85,950
      9,363   Viacom, Inc., Class B*                               326,535
      2,650   Westvaco Corp.                                        76,188
      5,300   Weyerhaeuser Co.                                     251,088
      2,000   Whirlpool Corp.                                       93,250
      3,100   Wrigley (Wm.) Jr. Co.                                174,375
                                                             -------------
                                                                16,274,661
                                                             -------------

              Energy - 9.40%
      2,500   Amerada Hess Corp.                                   144,688
     13,200   Amoco Corp.                                        1,062,600
      1,100   Asarco, Inc.                                          27,363
      1,700   Ashland, Inc.                                         74,588
      4,300   Atlantic Richfield Co.                               569,750
      3,300   Burlington Resources, Inc.                           166,238
     17,300   Chevron Corp.                                      1,124,500
      2,800   Coastal Corp.                                        136,850
      4,700   Dresser Industries, Inc.                             145,700
        500   Eastern Enterprises                                   17,688
        418   El Paso Natural Gas Co.                               21,109
      6,700   Enron Corp.                                          288,938
     32,900   Exxon Corp.                                        3,224,200
      3,900   Homestake Mining Co.                                  55,575
      1,300   Kerr-McGee Corp.                                      93,600
        900   Louisiana Land & Exploration Co.                      48,263
      2,900   Louisiana-Pacific Corp.                               61,263
     10,400   Mobil Corp.                                        1,271,400
      8,700   Occidental Petroleum Corp.                           203,363
        700   Oneok, Inc.                                           21,000
      2,800   Oryx Energy Co. *                                     69,300
      2,300   Pacific Enterprises                                   69,863
      1,000   Panenergy Corp.                                       45,000
      1,200   Pennzoil Co.                                          67,800
      7,000   Phillips Petroleum Co.                               309,750
     14,200   Royal Dutch Petroleum Co.                          2,424,650
      2,400   Santa Fe Energy Resources, Inc. *                     33,300
      6,500   Schlumberger, Ltd.                                   649,188
      2,300   Sonat, Inc.                                          118,450
      7,000   Texaco, Inc.                                         686,875
      6,581   Union Pacific Resources Co.                          192,494
      6,600   Unocal Corp.                                         268,125
      7,600   USX-Marathon Group                                   181,450
      2,220   USX-U.S. Steel Group, Inc.                            69,653
      1,400   Western Atlas, Inc. *                                 99,225
      4,200   Williams Cos., Inc.                                  157,500
                                                             -------------
                                                                14,201,299
                                                             -------------

              Technology - 8.01%
      3,600   Advanced Micro Devices, Inc. *                        92,700
     13,300   Airtouch Communications, Inc. *                      335,825
      3,200   Amdahl Corp. *                                        38,800
      3,300   Apple Computer, Inc. *                                68,888
      1,200   Autodesk, Inc.                                        33,600
      7,700   Automatic Data Processing, Inc.                      330,138
      4,100   Cabletron Systems, Inc. *                            136,325
      1,800   Ceridian Corp. *                                      72,900
     17,200   Cisco Systems, Inc. *                              1,094,350
      7,200   Compaq Computer Corp. *                              534,600
      9,700   Computer Associates International, Inc               482,575
      2,000   Computer Sciences Corp. *                            164,250
      1,000   Data General Corp. *                                  14,500
      4,100   Digital Equipment Corp. *                            149,138
      6,200   EMC Corp. *                                          205,375
      1,300   Harnischfeger Industries, Inc.                        62,563
      3,400   Honeywell, Inc.                                      223,550
      1,300   Intergraph Corp. *                                    13,325
     13,700   International Business Machines Corp.              2,068,700
      3,100   ITT Corp. *                                          134,463
      3,100   ITT Industries, Inc.                                  75,950
      3,400   LSI Logic Corp. *                                     90,950
     16,898   Lucent Technologies, Inc.                            781,533

                         See Notes to Financial Statements
                         -------------------------------------------------------

--------------------------------------------------------------------------------
                                Equity Index Fund
--------------------------------------------------------------------------------
             PORTFOLIO OF INVESTMENTS, Continued . December 31, 1996
--------------------------------------------------------------------------------

                                                                 Value
   Shares                                                       (Note 2)
--------------------------------------------------------------------------
              Technology (continued)
      5,500   Micron Technology, Inc.                        $     160,188
     31,700   Microsoft Corp. *                                  2,619,213
      3,700   National Semiconductor Corp. *                        90,188
      9,100   Novell, Inc. *                                        86,166
     17,425   Oracle Corp. *                                       727,494
      3,900   Pitney Bowes, Inc.                                   212,550
      5,700   Seagate Technology, Inc. *                           225,150
      4,600   Silicon Graphics, Inc. *                             117,300
      9,700   Sun Microsystems, Inc. *                             249,169
      3,100   Tandem Computers, Inc. *                              42,625
      4,600   3Com Corp. *                                         337,525
      4,600   Unisys Corp. *                                        31,050
                                                             -------------
                                                                12,103,616
                                                             -------------

              Utilities - 7.90%
      5,000   American Electric Power, Inc.                        205,625
     42,967   American Telephone & Telegraph Corp.               1,869,065
      3,950   Baltimore Gas & Electric Co.                         105,663
     11,600   Bell Atlantic Corp.                                  751,100
     26,300   BellSouth Corp.                                    1,061,863
      5,600   Browning-Ferris Industries, Inc.                     147,000
      4,000   Carolina Power & Light Co.                           146,000
      5,600   Central & South West Corp.                           143,500
      4,143   CINergy Corp.                                        138,273
      1,500   Columbia Gas System, Inc.                             95,438
      6,200   Consolidated Edison Co. of New York                  181,350
      2,500   Consolidated Natural Gas Co.                         138,125
      3,800   DTE Energy Co.                                       123,025
      5,300   Duke Power Co.                                       245,125
     11,500   Edison International                                 228,563
      1,800   ENSERCH Corp.                                         41,400
      6,100   Entergy Corp.                                        169,275
      4,800   FPL Group, Inc.                                      220,800
        400   GPU, Inc.                                             13,450
     25,500   GTE Corp.                                          1,160,250
      6,200   Houston Industries, Inc.                             140,275
      8,300   Laidlaw, Inc., Class B                                95,450
      3,800   Niagara Mohawk Power Corp. *                          37,525
      3,600   Noram Energy Corp.                                    55,350
      1,800   Northern States Power Co.                             82,575
     11,700   NYNEX Corp.                                          563,063
      4,000   Ohio Edison Co.                                       91,000
     10,900   Pacific Gas & Electric Co.                           228,900
     11,300   Pacific Telesis Group                                415,275
      7,800   Pacificorp                                           159,900
      5,900   PECO Energy Co.                                      148,975
        900   Peoples Energy Corp.                                  30,488
      4,300   PP & L Resources, Inc.                                98,900
      6,300   Public Service Enterprise Group, Inc.                171,675
     16,000   SBC Communications, Inc.                             828,000
     17,800   Southern Co.                                         402,725
      5,900   Texas Utilities Co.                                  240,425
      5,700   Unicom Corp.                                         154,613
      2,700   Union Electric Co.                                   103,950
     12,800   WMX Technologies, Inc.                               417,600
     10,800   Worldcom, Inc. *                                     281,475
                                                             -------------
                                                                11,933,029
                                                             -------------
              Consumer Staples - 6.68%
      4,500   American Brands, Inc.                                223,313
      2,300   Black & Decker Corp.                                  69,288
      1,400   Clorox Co.                                           140,525
     65,900   Coca-Cola Co.                                      3,467,988
      1,000   Coors (Adolph) Co., Class B                           19,000
      2,000   Fruit of the Loom, Inc., Class A *                    75,750
      4,200   General Mills, Inc.                                  266,175
     11,100   Minnesota Mining & Manufacturing Co.                 919,913
      4,200   Newell Co.                                           132,300
     41,200   PepsiCo, Inc.                                      1,205,100
     21,600   Philip Morris Cos., Inc.                           2,432,700
      2,800   Ralston Purina Co.                                   205,450
        500   Springs Industries, Inc., Class A                     21,500
      4,200   Unilever NV                                          736,050
      1,700   VF Corp.                                             114,750
      2,700   Whitman Corp.                                         61,763
                                                             -------------
                                                                10,091,565
                                                             -------------

              Retail - 3.81%
      6,700   Albertson's, Inc.                                    238,688
      3,900   American Stores Co.                                  159,413
      3,800   CPC International, Inc.                              294,500
        100   CVS Corp.                                              4,138
      2,800   Charming Shoppes, Inc. *                              14,175
      2,600   Circuit City Stores, Inc.                             78,325
      5,700   Dayton-Hudson Corp.                                  223,725
      3,000   Dillard Department Stores, Inc., Class A              92,625
      5,500   Federated Department Stores, Inc. *                  187,688
      1,000   Fleming Cos., Inc.                                    17,250
      7,500   Gap, Inc.                                            225,938
      1,600   Giant Food, Inc., Class A                             55,200
      1,000   Great Atlantic & Pacific Tea Co., Inc.                31,875
      1,900   Harcourt General, Inc.                                87,638
     12,800   Kmart Corp. *                                        132,800
      3,300   Kroger Co. *                                         153,450
      7,200   Limited, Inc.                                        132,300
      6,700   May Department Stores Co.                            313,225
      1,000   Mercantile Stores Co., Inc.                           49,375
      2,100   Nordstrom, Inc.                                       74,419
        640   Payless Shoesource *                                  24,000
      6,100   Penney (J.C.) Co., Inc.                              297,375
      5,256   Price Enterprises, Inc. *                            132,057
      3,200   Rite Aid Corp.                                       127,200
     10,400   Sears Roebuck & Co.                                  479,700
      1,800   Supervalu, Inc.                                       51,075
      7,300   Toys 'R' Us, Inc. *                                  219,000
     60,800   Wal-Mart Stores, Inc.                              1,390,800
      6,500   Walgreen Co.                                         260,000
      4,000   Winn-Dixie Stores, Inc.                              126,500
      3,500   Woolworth Corp. *                                     76,563
                                                             -------------
                                                                 5,751,017
                                                             -------------

              Metals and Mining - 1.45%
      6,000   Alcan Aluminum, Ltd.                                 201,750
      4,602   Allegheny Teledyne, Inc.                             105,846
      4,600   Aluminum Co. of America                              293,250
      9,500   Barrick Gold Corp.                                   273,125
      5,900   Battle Mountain Gold Co.                              40,563

                     See Notes to Financial Statements.
-------------------------------------------------------

--------------------------------------------------------------------------------
                                Equity Index Fund
--------------------------------------------------------------------------------
             PORTFOLIO OF INVESTMENTS, Continued . December 31, 1996
--------------------------------------------------------------------------------

                                                                     Value
   Shares                                                           (Note 2)
------------------------------------------------------------------------------
              Metals and Mining (continued)
      3,000   Bethlehem Steel Corp. *                            $      27,000
      3,100   Biomet, Inc.                                              46,888
      2,500   Cyprus Amax Minerals Co.                                  58,438
      3,700   Echo Bay Mines, Ltd.                                      24,513
      5,100   Freeport-Mcmoran Copper & Gold, Inc., Class B            152,363
      1,346   Getchell Gold Corp. *                                     51,653
      4,500   Inco, Ltd., Class A                                      143,438
      1,300   Inland Steel Industries, Inc.                             26,000
      2,648   Newmont Mining Corp.                                     118,498
      2,300   Nucor Corp.                                              117,300
      1,700   Phelps Dodge Corp.                                       114,750
      6,300   Placer Dome, Inc.                                        137,025
      1,700   Reynolds Metals Co.                                       95,838
      3,501   Santa Fe Pacific Gold Corp.                               53,828
        800   Timken Co.                                                36,700
        700   TRINOVA Corp.                                             25,463
      2,400   Worthington Industries, Inc.                              43,500
                                                                 -------------
                                                                     2,187,729
                                                                 -------------

              Building and Construction - 1.43%
      2,800   Armco, Inc. *                                             11,550
        800   Centex Corp.                                              30,100
      2,500   Champion International Corp.                             108,125
      3,000   Dover Corp.                                              150,750
      2,200   Fluor Corp.                                              138,050
     12,733   Home Depot, Inc.                                         638,242
      1,000   Kaufman & Broad Home Corp.                                12,875
      3,000   Loews Corp.                                              282,750
      4,600   Lowe's Cos., Inc.                                        163,300
      4,200   Masco Corp.                                              151,200
        900   Newport News Shipbuilding, Inc. *                         13,500
      1,400   Owens-Corning Fiberglass Corp.                            59,675
      4,900   PPG Industries, Inc.                                     275,013
        600   Pulte Corp.                                               18,450
      1,500   Willamette Industries, Inc.                              104,438
                                                                 -------------
                                                                     2,158,018
                                                                 -------------

              Aerospace-Airlines - 0.87%
      2,400   AMR Corp. *                                              211,500
      2,000   Delta Air Lines, Inc.                                    141,750
      1,700   General Dynamics Corp.                                   119,850
      6,300   Raytheon Co.                                             303,188
      3,800   Southwest Airlines Co.                                    84,075
      6,400   United Technologies Corp.                                422,400
      1,700   USAir Group, Inc. *                                       39,738
                                                                 -------------
                                                                     1,322,501
                                                                 -------------

              Health Services - 0.84%
      1,500   Bard (C.R.), Inc.                                         42,000
     17,800   Columbia/HCA Healthcare Corp.                            725,350
      2,517   Fresenius Medical Care, ADR *                             70,791
      2,100   St. Jude Medical, Inc. *                                  89,513
      5,700   Tenet Healthcare Corp. *                                 124,688
      4,900   United Healthcare Corp.                                  220,500
                                                                 -------------
                                                                     1,272,842
                                                                 -------------

              Transportation - 0.68%
      4,084   Burlington Northern Santa Fe Corp.                       352,756
        600   Consolidated Freightways Corp. *                           5,325
      5,700   CSX Corp.                                                240,825
      3,000   Federal Express Corp. *                                  133,500
      3,300   Norfolk Southern Corp.                                   288,750
                                                                 -------------
                                                                     1,021,156
                                                                 -------------

              Business Services - 0.66%
      1,433   ACNielson Corp.                                           21,674
      4,500   Cognizant Corp.                                          148,500
      1,700   Ecolab, Inc.                                              63,962
     11,900   First Data Corp.                                         434,350
      3,400   HFS, Inc.                                                203,150
      2,100   Interpublic Group of Companies, Inc.                      99,750
      1,500   Safety Kleen Corp.                                        24,563
                                                                 -------------
                                                                       995,949
                                                                 -------------

              Food Services - 0.62%
        700   Darden Restaurants, Inc.                                   6,125
        600   Luby's Cafeterias, Inc.                                   11,925
     18,500   McDonald's Corp.                                         837,125
      1,300   Ryan's Family Steak Houses, Inc. *                         8,938
      1,300   Shoney's, Inc. *                                           9,100
      3,400   Wendy's International, Inc.                               69,700
                                                                 -------------
                                                                       942,913
                                                                 -------------

              Consumer Service - 0.33%
      2,800   Block (H & R), Inc.                                       81,200
     10,475   CUC International, Inc. *                                248,781
      6,200   Service Corp. International                              173,600
                                                                 -------------
                                                                       503,581
                                                                 -------------

              Hotels-Leisure - 0.29%
      1,600   Choice Hotels International, Inc. *                       28,200
      2,700   Harrah's Entertainment, Inc. *                            53,663
      6,500   Hilton Hotels Corp.                                      169,813
      3,400   Marriott International, Inc.                             187,850
                                                                 -------------
                                                                       439,526
                                                                 -------------

              Broadcasting - 0.25%
      8,600   Comcast Corp. Special, Class A                           153,188
     17,600   Tele-Communications, Inc., TCI Group, Class A            229,900
                                                                 -------------
                                                                       383,088
                                                                 -------------

              Electronics - 0.07%
        900   Tektronix, Inc.                                           46,125
      1,400   Thomas & Betts Corp.                                      62,125
                                                                 -------------
                                                                       108,250
                                                                 -------------

              Capital Goods - 0.07%
      1,100   Cincinnati Milacron, Inc.                                 24,063
      1,100   Foster Wheeler Corp.                                      40,838
        900   Giddings & Lewis, Inc.                                    11,588
        200   Nacco Industries, Inc., Class A                           10,700
      2,000   Navistar International Corp. *                            18,250
                                                                 -------------
                                                                       105,439
                                                                 -------------

                         See Notes to Financial Statements.
                         -------------------------------------------------------

--------------------------------------------------------------------------------
                               Equity Index Fund
--------------------------------------------------------------------------------
            PORTFOLIO OF INVESTMENTS, Continued . December 31, 1996
--------------------------------------------------------------------------------

                                                                     Value
   Shares                                                           (Note 2)
------------------------------------------------------------------------------
              Leisure and Entertainment - 0.04%
    2,600     Brunswick Corp.                                    $      62,400
              Total Common Stocks                                  148,605,973
              (Cost $107,843,565)                                -------------

PREFERRED STOCKS - 0.01%

        261   Aetna, Inc., Class C                                      20,717
      2,400   Fresenius National Medical Care, Inc., Class D*              264
                                                                 -------------
              Total Preferred Stocks                                    20,981
              (Cost $17,063)                                     -------------

  Par Value
  ---------
U.S. GOVERNMENT OBLIGATION (A) - 0.22%

              U.S. Treasury Bill - 0.22%
$   350,000   5.20%,11/13/97 (1)                                       334,012
                                                                 -------------
           Total U.S. Government Obligation                            334,012
           (Cost $334,301)                                       -------------

COMMERCIAL PAPER (A) - 1.32%

  2,000,000   Rohm & Haas Co.
              6.75%, 01/02/97                                        1,999,625
                                                                 -------------
              Total Commercial Paper                                 1,999,625
              (Cost $1,999,625)                                  -------------

INVESTMENT COMPANY - 0.15%

    223,554   Goldman Sachs Financial Square Prime
              Obligation Portfolio Fund                                223,554
                                                                 -------------
              Total Investment Company                                 223,554
              (Cost $223,554)                                    -------------

Total Investments - 100.04%                                        151,184,145
(Cost $110,418,108)                                              -------------

Net Other Assets and Liabilities - (0.04)%                             (54,484)
                                                                 -------------
Net Assets - 100.00%                                             $ 151,129,661
                                                                 =============

--------------------------
  *  Non income producting security.
(A)  Effective yield at time of purchase.
ADR  American Depositary Receipt
(1) Security has been deposited as initial margin on open futures contracts. At December 31, 1996, the Portfolio's open future contracts were as follows:


    Number of           Contract     Expiration     Current Opening           Market Value
Contracts Purchased       Type          Date           Position            at December 31, 1996
-------------------    ----------  ---------------  ---------------        --------------------
        6               S & P 500    03/97            $2,291,310              $2,233,500

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)
At December 31, 1996, the aggregate cost of investment securities for tax purposes was $110,464,861. Net realized appreciation (depreciation) aggregated $40,719,284, of which $42,911,029 related to appreciated investment securities and $(2,191,745) related to depreciated investment securities.

Distributions from long-term capital gains for the year ended December 31, 1996 were $2,120,444. (Unaudited)

OTHER INFORMATION
For the year ended December 31, 1996, the aggregated cost of purchases and the proceeds of sales, other than from short-term investments, included $50,178,615 and $13,496,471 from non-governmental issuers, respectively.

                     See Notes to Financial Statements.
-------------------------------------------------------

--------------------------------------------------------------------------------
                         Select Growth and Income Fund
--------------------------------------------------------------------------------
                 PORTFOLIO OF INVESTMENTS . December 31, 1996
--------------------------------------------------------------------------------

                                                                 Value
     Shares                                                     (Note 2)
--------------------------------------------------------------------------
COMMON STOCKS - 88.93%

              Durable Goods - 12.71%
    154,600   Corning, Inc.                                  $   7,150,250
    106,200   Crown Cork & Seal Co., Inc.                        5,774,625
     64,000   General Electric Co.                               6,328,000
    314,500   Hanson Plc, ADR                                    2,122,875
     92,500   McDermott International, Inc.                      1,537,813
     20,600   Rockwell International Corp.*                      1,254,025
     58,300   Texas Instruments, Inc.                            3,716,625
    313,000   Westinghouse Electric Corp.                        6,220,875
     65,700   Xerox Corp.                                        3,457,463
                                                             -------------
                                                                37,562,551
                                                             -------------

              Chemicals and Drugs - 11.33%
     87,800   Air Products & Chemicals, Inc.                     6,069,175
     82,800   Allegiance Corp.                                   2,287,350
     63,000   duPont (E.I.) deNemours & Co.                      5,945,625
    104,200   Grace (W.R.) & Co.                                 5,392,350
     36,400   Merck & Co., Inc.                                  2,884,700
     92,000   Monsanto Co.                                       3,576,500
    131,300   Pharmacia & Upjohn, Inc.                           5,202,763
     28,600   Warner-Lambert Co.                                 2,145,000
                                                             -------------
                                                                33,503,463
                                                             -------------

              Finance - 11.17%
     89,000   Aetna Life & Casualty Co.                          7,120,000
     58,900   Ahmanson (H.F.) & Co.                              1,914,250
     43,500   American Express Co.                               2,457,750
     70,000   Chase Manhattan Corp.                              6,247,500
     38,700   Citicorp                                           3,986,100
    106,800   Northern Trust Corp.                               3,871,500
    219,000   TIG Holdings, Inc.                                 7,418,625
                                                             -------------
                                                                33,015,725
                                                             -------------

              Consumer Products - 9.64%
    123,700   Anheuser-Busch Cos., Inc.                          4,948,000
     51,100   Avon Products, Inc.                                2,919,088
     50,200   Eastman Kodak Co.                                  4,028,550
     19,000   Kellogg Co.                                        1,246,875
     77,500   Nabisco Holdings Corp., Class A                    3,012,813
     34,200   RJR Nabisco Holdings Corp.                         1,162,800
     30,100   Seagram Co., Ltd.                                  1,166,375
    120,500   Tupperware Corp.                                   6,461,813
     70,300   Varian Associates, Inc.                            3,576,513
                                                             -------------
                                                                28,522,827
                                                             -------------

              Technology - 7.33%
    186,500   AirTouch Communications, Inc.*                     4,709,125
    116,400   Electronic Data Systems Corp.                      5,034,300
     61,100   Honeywell, Inc.                                    4,017,325
     36,600   International Business Machines Corp.              5,526,600
     54,700   ITT Corp.*                                         2,372,613
                                                             -------------
                                                                21,659,963
                                                             -------------

              Energy - 7.31%
    100,000   Amerada Hess Corp.                                 5,787,500
     36,500   Amoco Corp.                                        2,938,250
     43,400   Chevron Corp.                                      2,821,000
     87,877   IMC Global, Inc.                                   3,438,188
     86,400   Oryx Energy Co.*                                   2,138,400
     60,000   Tenneco, Inc.                                      2,707,500
     60,387   Union Pacific Resources Co.                        1,766,320
                                                             -------------
                                                                21,597,158
                                                             -------------

              Printing and Publishing - 6.29%
     68,400   Reader's Digest Association, Inc., Class A         2,753,100
    123,800   Time Warner, Inc.                                  4,642,500
     92,400   Tribune Co.                                        7,288,050
    211,100   U.S. West, Inc., Media Group*                      3,905,350
                                                             -------------
                                                                18,589,000
                                                             -------------

              Aerospace-Aircraft - 6.20%
     44,500   AMR Corp.                                          3,921,563
     19,546   Boeing Co.                                         2,079,206
     60,000   Lockheed Martin Corp.                              5,490,000
     33,700   Northrop Grumman Corp.                             2,788,675
     95,200   Sundstrand Corp.                                   4,046,000
                                                             -------------
                                                                18,325,444
                                                             -------------

              Metals and Mining - 2.88%
    198,100   Allegheny Teledyne, Inc.                           4,556,300
     14,800   Molten Metal Technology, Inc.*                       173,900
     56,000   Phelps Dodge Corp.                                 3,780,000
                                                             -------------
                                                                 8,510,200
                                                             -------------

              Utilities - 2.74%
     53,400   NYNEX Corp.                                        2,569,875
    170,000   WMX Technologies, Inc.                             5,546,250
                                                             -------------
                                                                 8,116,125
                                                             -------------

              Consumer Staples - 2.40%
    105,300   Black & Decker Corp.                               3,172,163
     68,000   Litton Industries, Inc.*                           3,238,492
      6,100   Philip Morris Cos., Inc.                             687,013
                                                             -------------
                                                                 7,097,668
                                                             -------------

              Health Services - 2.38%
    160,000   Baxter International, Inc.                         6,560,000
      9,800   Johnson & Johnson                                    487,550
                                                             -------------
                                                                 7,047,550
                                                             -------------

              Retail - 2.12%
    144,800   Wal-Mart Stores, Inc.                              3,312,300
    135,500   Woolworth Corp.*                                   2,964,064
                                                             -------------
                                                                 6,276,364
                                                             -------------

              Automotive - 1.92%
    110,000   Ford Motor Co.                                     3,506,250
     38,500   General Motors Corp., Class H                      2,165,625
                                                             -------------
                                                                 5,671,875
                                                             -------------

                         See Notes to Financial Statements.
                         -------------------------------------------------------

--------------------------------------------------------------------------------
                         Select Growth and Income Fund
--------------------------------------------------------------------------------
            PORTFOLIO OF INVESTMENTS, Continued . December 31, 1996
--------------------------------------------------------------------------------

                                                                 Value
     Shares                                                     (Note 2)
--------------------------------------------------------------------------
              Manufacturing - 1.18%
    152,800   Owens-Illinois, Inc.*                          $   3,476,200
                                                             -------------

              Hotels-Leisure - 1.33%
    246,000   Host Marriott Corp.*                               3,936,000
                                                             -------------
              Total Common Stocks                              262,908,113
              (Cost $219,239,811)                            -------------


PREFERRED STOCKS - 3.23%

     30,100   AirTouch Communications, Inc., Class B               820,225
     93,600   Globalstar Telecommunications, Ltd.                4,960,800
     42,700   Microsoft Corp., Series A*                         3,762,938
                                                             -------------
              Total Preferred Stocks                             9,543,963
              (Cost $8,768,793)                              -------------


  Par Value
  ---------

CORPORATE NOTES AND BONDS - 1.46%

$ 1,000,000   Ford Motor Credit Co., MTN
              7.75%, 04/29/97                                    1,006,450
    465,000   General Motors Acceptance Corp., MTN
              7.85%, 11/17/97                                      472,928
  1,490,000   Molten Metal Technology, Inc.
              5.50%, 05/01/06 (A)                                1,005,750
  1,500,000   Platinum Technology, Inc.
              6.75%, 11/15/01                                    1,826,250
                                                             -------------
              Total Corporate Notes and Bonds                    4,311,378
              (Cost $4,484,232)                              -------------


U.S. GOVERNMENT AGENCY OBLIGATIONS - 3.17%

              Federal National Mortgage Association - 2.34%
  7,000,000   5.34%, 03/17/97                                    6,922,125


              Federal Home Loan Bank - 0.83%
  2,500,000   5.61%, 06/12/97                                    2,441,163
                                                             -------------
              Total U.S. Government Agency Obligations           9,363,288
              (Cost $9,363,288)                              -------------

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)

At December 31, 1996, the aggregate cost of investment securities for tax purposes was $255,929,724. Net unrealized appreciation (depreciation) aggregated $44,270,436, of which $49,153,318 related to appreciated investment securities and $(4,882,882) related to depreciated investment securities.

Distributions from long-term capital gains for the year ended December 31,1996 were $9,132,496. (Unaudited)

                                                                 Value
 Par Value                                                      (Note 2)
--------------------------------------------------------------------------
CERTIFICATE OF DEPOSIT - 0.67%

$ 2,000,000   Bayerische Vereinsbank AG
              6.30%, 11/25/98                                $   2,000,000
                                                             -------------
              Total Certificate of Deposit                       2,000,000
              (Cost $2,000,000)                              -------------


COMMERCIAL PAPER (B) - 4.05%

  1,000,000   Cofco Capital Corp.
              5.55%, 02/19/97                                      992,446
  4,000,000   Receivables Capital Corp.
              5.57%, 01/28/97                                    3,983,290
  7,000,000   Rohm & Haas Co.
              6.75%, 01/02/97                                    6,998,688
                                                             -------------
              Total Commercial Paper                            11,974,424
              (Cost $11,974,424)                             -------------


     Shares
     ------
INVESTMENT COMPANY - 0.03%

     98,994   Goldman Sachs Financial Square Prime
              Obligation Portfolio Fund                             98,994

              Total Investment Company                              98,994
              (Cost $98,994)                                 -------------

Total Investments - 101.54%                                    300,200,160
(Cost $255,929,542)                                          -------------

Net Other Assets and Liabilities - (1.54)%                      (4,562,173)
                                                             -------------
Net Assets - 100.00%                                         $ 295,637,987
                                                             =============

------------------------------------------------
 *   Non income producing security.
MTN  Medium Term Note
ADR  American Depositary Receipt
(A) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold, in transactions exempt from registration, to qualified institutional buyers. At December 31, 1996, this security amounted to $1,005,750 or 0.34% of net assets.
(B)  Effective yield at time of purchase.

OTHER INFORMATION

For the year ended December 31, 1996, the aggregated cost of purchases and the proceeds of sales, other than from short-term investments, included $209,852,284 and $152,654,285 from non-governmental issuers , and $20,096,631 and $20,107,344 from U.S. Government and Agency issuers, respectively.

                      See Notes to Financial Statements.
--------------------------------------------------------

--------------------------------------------------------------------------------
                          Investment Grade Income Fund
--------------------------------------------------------------------------------
                  PORTFOLIO OF INVESTMENTS . December 31, 1996
--------------------------------------------------------------------------------

                                                   Moody's Ratings     Value
  Par Value                                          (Unaudited)      (Note 2)
--------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 44.59%

              Federal National
              Mortgage Association - 14.43%
$   948,829   6.50%, 05/01/08, Pool # 050730 (C)         Aaa       $     938,003
    727,582   8.50%, 07/01/08, Pool # 010001 (C)         Aaa             759,384
    286,965   8.00%, 04/01/09, Pool # 111253 (C)         Aaa             294,761
    917,612   9.00%, 02/01/10, Pool # 303165 (C)         Aaa             960,602
  1,793,300   6.50%, 09/01/10, Pool # 327824 (C)         Aaa           1,763,082
    358,349   7.00%, 05/01/17, Pool # 068635 (C)         Aaa             360,037
  1,669,533   8.00%, 04/01/22, Pool # 124267 (C)         Aaa           1,712,173
  1,987,856   8.00%, 01/01/23, Pool # 125178 (C)         Aaa           2,036,300
    956,825   8.00%, 04/01/23, Pool # 124834 (C)         Aaa             980,143
  2,379,051   7.00%, 11/01/23, Pool # 050930 (C)         Aaa           2,335,919
     55,197   7.00%, 11/01/23, Pool # 249703 (C)         Aaa              54,196
  3,599,502   6.50%, 01/01/24, Pool # 050965 (C)         Aaa           3,452,138
    657,472   7.00%, 02/01/24, Pool # 050993 (C)         Aaa             645,552
  2,098,589   7.50%, 10/01/25, Pool # 321152 (C)         Aaa           2,100,184
    418,211   7.50%, 10/01/26, Pool # 359890 (C)         Aaa             418,408
    652,789   7.50%, 12/01/26, Pool # 362034 (C)         Aaa             652,378
    404,000   7.50%, 12/01/26, Pool # 366778 (C)         Aaa             403,745
  2,841,481   7.50%, 12/01/26 (D)                        Aaa           2,839,691
                                                                   -------------
                                                                      22,706,696
                                                                   -------------

              Federal Home Loan
              Mortgage Corporation (C) - 9.12%
    466,841   9.50%, 03/01/01, Pool # 200029             Aaa             487,121
    274,986   6.50%, 06/01/04, Pool # 548801             Aaa             273,292
    344,972   6.50%, 08/01/04, Pool # 181863             Aaa             343,361
  1,672,268   7.50%, 01/01/07, Pool # E00071             Aaa           1,701,951
    419,198   8.00%, 04/01/07, Pool # 170014             Aaa             431,150
    408,923   8.00%, 09/01/08, Pool # 530125             Aaa             419,853
    271,625   8.00%, 04/01/09, Pool # 534627             Aaa             277,481
    183,545   8.00%, 06/01/09, Pool # 184989             Aaa             188,653
    346,215   8.00%, 08/01/09, Pool # 546108             Aaa             355,850
  3,903,063   7.00%, 08/01/10, Pool # E20187             Aaa           3,906,303
     40,537   7.00%, 09/01/11, Pool # E65257             Aaa              40,511
    486,682   7.00%, 11/01/11, Pool # E65777             Aaa             486,376
  1,260,000   7.00%, 12/01/11, Pool # E20276             Aaa           1,259,206
  1,269,964   7.90%, 07/01/16, Pool # W30001             Aaa           1,330,684
    634,983   8.75%, 05/01/17, Pool # A00870             Aaa             666,846
    517,238   7.50%, 10/01/18, Pool # 304313             Aaa             523,155
    740,485   9.50%, 08/01/19, Pool # 555229             Aaa             796,481
     26,276   9.50%, 08/01/20, Pool # A00742             Aaa              28,433
     25,331   10.00%, 10/01/20, Pool # D13442            Aaa              27,715
    244,576   10.00%, 12/01/20, Pool # D06613            Aaa             267,696
    489,830   9.50%, 02/01/21, Pool # D06612             Aaa             530,540
                                                                   -------------
                                                                      14,342,658
                                                                   -------------

              U.S. Treasury Notes - 8.41%
  1,300,000   5.13%, 02/28/98                            Aaa           1,291,667
    750,000   5.13%, 04/30/98                            Aaa             744,255
  4,070,000   5.88%, 03/31/99                            Aaa           4,066,174
  1,500,000   7.75%, 01/31/00                            Aaa           1,569,615
  5,730,000   5.75%, 08/15/03                            Aaa           5,558,100
                                                                   -------------
                                                                      13,229,811
                                                                   -------------
              U.S. Treasury Bonds - 7.79%
 $4,565,000   7.25%, 05/15/16                            Aaa           4,820,366
  1,500,000   7.50%, 11/15/16                            Aaa           1,623,746
  2,750,000   7.63%, 11/15/22                            Aaa           3,035,753
  2,662,000   7.13%, 02/15/23                            Aaa           2,779,288
                                                                   -------------
                                                                      12,259,153
                                                                   -------------

              Government National
              Mortgage Association - 4.19%
  1,719,995   9.50%, 02/15/06, Pool # 780238             Aaa           1,830,367
    323,750   6.50%, 09/15/08, Pool # 357124 (C)         Aaa             320,661
    170,617   9.00%, 08/15/16, Pool # 165233 (C)         Aaa             183,079
    237,198   9.00%, 08/15/16, Pool # 173341 (C)         Aaa             254,522
    289,281   8.00%, 08/15/22, Pool # 323199 (C)         Aaa             297,236
  1,056,308   7.00%, 06/15/23, Pool # 349678 (C)         Aaa           1,038,815
    440,116   8.00%, 08/15/26, Pool # 431243             Aaa             448,918
    418,138   8.00%, 09/15/26, Pool # 421495             Aaa             426,501
    496,513   8.00%, 09/15/26, Pool # 431341             Aaa             506,443
  1,257,477   8.00%, 09/15/26, Pool # 436476             Aaa           1,282,627
                                                                   -------------
                                                                       6,589,169
                                                                   -------------

              Federal Home Loan Bank - 0.65%
  1,000,000   7.89%, 12/23/97                            Aaa           1,019,840
                                                                   -------------
              Total U.S. Government
              and Agency Obligations                                  70,147,327
              (Cost $69,889,085)                                   -------------

CORPORTATE NOTES AND BONDS - 34.93%

              Finance - 8.14%
  1,450,000   BCH Cayman Islands, Ltd.
              Yankee Subordinated Note, Guaranteed
              6.50%, 02/15/06                              A           1,374,383
  1,000,000   Capital One Bank, MTN
              5.95%, 02/15/01                            Baa             966,022
    500,000   Coles Myer Finance USA, Ltd., MTN,
              Guaranteed
              5.45%, 07/16/98                              A             495,310
  1,300,000   Ford Motor Credit Co.
              6.25%, 12/08/05                              A           1,231,724
  1,500,000   General Motors Acceptance Corp.
              7.00%, 03/01/00                              A           1,518,840
    800,000   Heller Financial, Inc.
              7.75%, 05/15/97                              A             805,104
  1,500,000   Merita Bank, Ltd., Yankee Subordinated
              Note 6.50%, 01/15/06                         A           1,429,035
  1,500,000   RHG Finance Corp., Guaranteed
              8.88%, 10/01/05                             Ba           1,585,680
  1,300,000   Santander Financial Issuances, Ltd.
              Yankee Subordinated Note, Guaranteed
              7.75%, 05/15/05                              A           1,353,066
  1,975,000   Zions Institutional Capital Trust
              Series A
              8.54%, 12/15/26 (B)                          A           2,054,000
                                                                   -------------
                                                                      12,813,164
                                                                   -------------

                      See Notes to Financial Statements.
                      ----------------------------------------------------------

--------------------------------------------------------------------------------
                          Investment Grade Income Fund
--------------------------------------------------------------------------------
                  PORTFOLIO OF INVESTMENTS, Continued . December 31, 1996
--------------------------------------------------------------------------------

                                                     Moody's Ratings    Value
  Par Value                                            (Unaudited)     (Note 2)
--------------------------------------------------------------------------------
              Oil, Gas, and Petroleum - 4.15%
$ 1,350,000   Coastal Corp., Senior Debenture
              9.75%, 08/01/03                               Baa   $    1,534,356
  1,000,000   Parker & Parsley Petroleum Co., Senior Note
              8.88%, 04/15/05                               Baa        1,106,690
    700,000   Southwest Gas Corp., Debenture, Series F
              9.75%, 06/15/02                               Baa          789,488
    580,000   Texas Utilities Electric Co., First Mortgage
              7.38%, 10/01/25                               Baa          545,942
  1,000,000   Tosco Corp., First Mortgage, Series A
              9.00%, 03/15/97                               Baa        1,015,000
  1,500,000   Valero Energy Corp., MTN
              7.50%, 05/31/01                                Ba        1,543,590
                                                                  --------------
                                                                       6,535,066
                                                                  --------------

              Utilities - 3.55%
  2,170,000   Connecticut Light & Power Co.
              First Mortgage, Series 94D
              7.88%, 10/01/24                               Baa        2,233,559
  1,000,000   Empresa Electrica Pehuenche S.A.
              Yankee Note
              7.30%, 05/01/03                               Baa        1,010,910
  1,250,000   PECO Energy Co.
              First Mortgage, Series 1992
              7.50%, 01/15/99                               Baa        1,277,325
  1,050,000   Sithe/Independence Funding Corp.
              Guaranteed, Series A
              9.00%, 12/30/13                               Baa        1,067,420
                                                                  --------------
                                                                       5,589,214
                                                                  --------------

              Securities Brokers, Dealers and Exchanges - 3.39%
  1,300,000   Donaldson Lufkin & Jenrette, Inc.
              Senior Note
              6.88%, 11/01/05                               Baa        1,266,642
  1,500,000   Legg Mason, Inc., Senior Note
              6.50%, 02/15/06                               Baa        1,415,115
  1,500,000   Paine Webber Group, Inc., Debenture
              9.25%, 12/15/01                               Baa        1,644,120
  1,000,000   Salomon, Inc., Senior Note
              7.25%, 05/01/01                               Baa        1,009,460
                                                                  --------------
                                                                       5,335,337
                                                                  --------------

              Transportation - 2.89%
  1,300,000   AMR Corp., Debenture
              9.50%, 05/15/01                               Baa        1,424,202
    900,000   Consolidated Freightways, Inc.
              9.13%, 08/15/99                               Baa          946,080
  2,003,000   United Air Lines, Inc.
              9.00%, 12/15/03                               Baa        2,179,264
                                                                  --------------
                                                                       4,549,546
                                                                  --------------

              Manufacturing - 2.12%
  1,500,000   Black & Decker Corp.
              6.63%, 11/15/00                               Baa   $    1,498,125
  1,200,000   Boise Cascade Corp., Debenture
              10.13%, 12/15/97                              Baa        1,243,500
    600,000   Chesapeake Corp., Debenture
              7.20%, 03/15/05                               Baa          590,040
                                                                  --------------
                                                                       3,331,665
                                                                  --------------

              Telephone and Telecommunications - 1.91%
  1,000,000   GTE Corp., Debenture
              8.85%, 03/01/98                                 A        1,031,020
    500,000   GTE Corp., Debenture
              8.75%, 11/01/21                                 A          580,000
  1,550,000   TCI Communications, Inc., Senior Debenture
              7.88%, 02/15/26                                Ba        1,386,413
                                                                  --------------
                                                                       2,997,433
                                                                  --------------

              Printing and Publishing - 1.78%
  1,050,000   News America Holdings, Inc.
              Senior Note, Guaranteed
              9.13%, 10/15/99                               Baa        1,120,392
    550,000   Time Warner, Inc., Debenure
              9.15%, 02/01/23                                Ba          596,195
  1,080,000   Time Warner, Inc., Debenure
              8.05%, 01/15/16                                Ba        1,076,512
                                                                     -----------
                                                                       2,793,099
                                                                     -----------

              Processed Foods - 1.67%
  1,000,000   Ralcorp Holdings, Inc.
              8.75%, 09/15/04                                Ba        1,092,750
  1,500,000   Ralston Purina Co., Debenture
              7.75%, 10/01/15                               Baa        1,538,190
                                                                     -----------
                                                                       2,630,940
                                                                     -----------

              Industrial - 1.57%
  1,250,000   Amax, Inc., Debenture
              9.88%, 06/13/01                               Baa        1,394,488
  1,050,000   USX-Marathon Group, Inc., Debenture
              8.88%, 09/15/97                               Baa        1,069,131
                                                                     -----------
                                                                       2,463,619
                                                                     -----------

              Health Products - 1.28%
  2,000,000   Allegiance Corp.
              7.30%, 10/15/06                               Baa        2,013,260
                                                                     -----------

              Pharmaceuticals - 0.85%
  1,350,000   Georgia Gulf Corp.
              7.63%, 11/15/05                                Ba        1,328,805
                                                                     -----------

              Foreign - 0.66%
  1,000,000   Republic of Colombia, Series E, MTN
              8.66%, 10/07/16 (B)                            Ba        1,043,750
                                                                     -----------

                See Notes to Financial Statements.
--------------------------------------------------

--------------------------------------------------------------------------------
                          Investment Grade Income Fund
--------------------------------------------------------------------------------
             PORTFOLIO OF INVESTMENTS, Continued . December 31, 1996
--------------------------------------------------------------------------------

                                                   Moody's Ratings    Value
Par Value                                          (Unaudited)       (Note 2)
--------------------------------------------------------------------------------
              Engineering and Construction - 0.53%
$   850,000   Pulte Corp., Senior Note
              7.00%, 12/15/03                            Baa         $   838,202
                                                                     -----------

              Consumer Products - 0.44%
    675,000   Time Warner Entertainment Co., LP
              Senior Debenture
              8.38%, 03/15/23                            Baa             684,362
                                                                     -----------
              Total Corporate Notes and Bonds                         54,947,462
              (Cost $54,667,777)                                     -----------


ASSET-BACKED SECURITIES (C) - 16.40%

  1,750,000   Associates Manufactured Housing
              Class A2, Series 1996-1
              6.70%, 03/15/27                            Aaa           1,766,680
  2,045,690   Bear Stearns Mortgage Securities, Inc.
              Class 1A, Series 1995-1, CMO
              6.48%, 05/25/10                            Aaa           2,007,333
    446,171   Contimortgage Home Equity Loan Trust
              Class A1, Series 1994-3
              7.63%, 05/15/09                            Aaa             447,705
  1,962,033   Federal National Mortgage Association
              Class A, Series 1996-M6,
              7.37%, 08/17/03,
              CMO, REMIC (C)                             Aaa           2,016,602
  1,599,526   First Plus Home Loan Trust
              Class A5, Series 1996-2
              7.47%, 02/20/11                            Aaa           1,629,017
    775,000   First Plus Home Loan Trust
              Class A3, Series 1996-3
              7.05%, 11/20/08                            Aaa             781,781
  1,497,671   General Motors Acceptance Corp.
              Commercial Mortgage Securities, Inc.
              Class A2A, Series 1996-C1, CMO
              6.79%, 09/15/03                            Aaa           1,493,459
  1,700,000   Green Tree Financial Corp.
              Class A3, Series 1994-1
              6.90%, 04/15/19                             Aa           1,719,391
    500,000   Green Tree Financial Corp.
              Class A2, Series 1994-2
              7.35%, 05/15/19                             Aa             506,405
    850,000   Green Tree Financial Corp.
              Class A3, Series 1994-8
              8.25%, 04/15/20                             Aa             877,163
    853,462   Green Tree Recreational Equipment &
              Consumer Trust
              Class A1, Series 1996-A
              5.55%, 02/15/18                            Aaa             830,794
    556,969   Nationsbank Auto Grantor Trust
              Class B, Series 1995-A
              6.00%, 06/15/02                              A             555,749
  1,950,000   Olympic Automobile Receivables Trust
              Class A4, Series 1996-A
              5.85%, 07/15/01                            Aaa           1,934,766
  1,350,000   Premier Auto Trust
              Class A4, Series 1995-4
              6.00%, 05/06/00                            Aaa           1,350,000
  1,000,000   Premier Auto Trust
              Class A3, Series 1996-2
              6.35%, 01/06/00                            Aaa           1,004,680
  1,500,000   Residential Asset Securitization Trust
              Class A3, Series 1996-A10, CMO
              7.50%, 11/25/11                            Aaa           1,513,125
  1,250,000   Residential Asset Securitization Trust
              Class A5, Series 1996-A5, CMO
              7.75%, 09/25/26                            Aaa           1,273,047
  1,750,000   Resolution Trust Corp.
              Class A4C, Series 1995-C1, CMO
              6.85%, 02/25/27                            Aaa           1,740,703
  1,150,508   Structured Asset Securities Corp.
              Class A1B, Series 1996-CFL, CMO
              5.75%, 02/25/28                             NR           1,146,194
    460,152   United Air Lines, Inc., Series 1991-B1
              9.30%, 03/22/08                            Baa             501,042
    182,629   Western Financial Grantor Trust
              Class A2, Series 1994-2
              6.38%, 09/01/99                            Aaa             184,113
    535,720   Western Financial Grantor Trust
              Class A2, Series 1995-2
              7.10%, 07/01/00                            Aaa             532,707
                                                                     -----------
              Total Asset-Backed Securities                           25,812,456
              (Cost $25,696,671)                                     -----------



  Shares
  ------
COMMERCIAL PAPER (A) - 4.75%

  2,000,000   Receivables Capital Corp.
              5.57%, 01/28/97                            Aaa           1,991,645
  2,500,000   Rohm & Haas Co.
              6.75%, 01/02/97                            Aaa           2,499,531
  3,000,000   Federal National Mortgage Association
              5.45%, 01/14/97                            Aaa           2,994,096
                                                                     -----------
              Total Commercial Paper                                   7,485,272
              (Cost $7,485,272)                                      -----------


                              See Notes to Financial Statements.
                              --------------------------------------------------

--------------------------------------------------------------------------------
                          Investment Grade Income Fund
--------------------------------------------------------------------------------
             PORTFOLIO OF INVESTMENTS, Continued . December 31, 1996
--------------------------------------------------------------------------------

                                                                   Value
Shares                                                            (Note 2)
--------------------------------------------------------------------------
INVESTMENT COMPANY - 0.16%

   247,638    Goldman Sachs Financial Square Prime
              Obligation Portfolio Fund                      $     247,638
                                                             -------------
              Total Investment Company                             247,638
              (Cost $247,638)                                -------------


Total Investments - 100.83%                                    158,640,155
(Cost $157,986,443)                                          -------------

Net Other Assets and Liabilities - (0.83)%                      (1,312,925)
                                                             -------------
Net Assets - 100.00%                                         $ 157,327,230
                                                             =============

-------------------------------------------------
(A)   Effective yield at time of purchase.
(B) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold, in transactions exempt from registration, to qualified institutions buyers. At December 31, 1996, these securities amounted to $3,097,750 or 1.97% of net assets.
(C)   Pass Through Certificates
(D)   Forward Commitment
CMO   Collateralized Mortgage Obligations
MTN   Medium Term Note
REMIC Real Estate Mortgage Investment Conduit


FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)
At December 31, 1996, the aggregate cost of investment securities for tax purposes was $158,065,791. Net realized appreciation (depreciation) aggregated $574,364, of which $2,030,265 related to appreciated investment securities and $(1,455,901) related to depreciated investment securities.

As of December 31, 1996, the portfolio had capital loss carryforwards which expire as follows: $ $1,515,795 in 2002. During 1996, the fund utilized $ 216,143 of its capital loss carryforwards.

OTHER INFORMATION
For the year ended December 31, 1996, the aggregated cost of purchases and the proceeds of sales, other than from short-term investments, included $46,574,081 and $18,839,391 from non-governmental issuers, respectively, and $128,371,398 and $136,071,521 from U.S. Government and Agency issuers, respectively.

The composition of ratings of both long-term and short-term debt holdings as a percentage of total value of investments in securities is as follows:

           Moody's Ratings (Unaudited)
        Aaa              61.96%
        Aa                1.96
        A                 7.85
        Baa              21.42
        Ba                6.09
        NR (Not Rated)    0.72
                         -------
                         100.00%

                See Notes to Financial Statements.
--------------------------------------------------

--------------------------------------------------------------------------------
                             Government Bond Fund
--------------------------------------------------------------------------------
                 PORTFOLIO OF INVESTMENTS . December 31, 1996
--------------------------------------------------------------------------------

                                                                    Value
Par Value                                                          (Note 2)
------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 89.76%

              U.S. Treasury Notes - 42.92%
$ 1,750,000   6.13%, 03/31/98                                    $   1,758,470
  2,050,000   8.25%, 07/15/98                                        2,123,021
  1,200,000   6.88%, 08/31/99                                        1,225,128
  6,400,000   7.13%, 02/29/00                                        6,588,992
  2,250,000   6.25%, 10/31/01                                        2,252,115
  5,475,000   5.75%, 08/15/03                                        5,310,750
    650,000   6.50%, 08/15/05                                          654,167
                                                                 -------------
                                                                    19,912,643
                                                                 -------------

              Federal National Mortgage Association - 17.71%
  1,175,000   6.16%, 03/29/01, MTN                                   1,166,740
  1,226,271   7.37%, 08/17/03, Class A
              Series 1996-M6, CMO (A)                                1,260,376
  1,423,244   6.50%, 05/01/08, Pool # 50730 (A)                      1,407,004
  1,300,000   8.40%, 02/25/09, Class B
              Series 1994-M5,CMO (A)                                 1,383,688
    172,179   8.00%, 04/01/09, Pool # 111253 (A)                       176,857
  1,660,596   7.50%, 12/01/09, Pool # 356808 (A)                     1,688,095
  1,000,000   6.40%, 11/25/10, Class A2
              Series 1995-T2, REMIC (A)                              1,001,094
    132,305   7.00%, 05/01/17, Pool # 68635 (A)                        132,928
                                                                 -------------
                                                                     8,216,782
                                                                 -------------

              Federal Home Loan Mortgage Corporation - 11.84%
    895,000   7.19%, 09/15/99, Series A                                902,831
    486,770   9.50%, 03/01/01, Pool # 200029 (A)                       507,915
  1,000,000   5.99%, 03/06/01, Series 1                                981,250
    183,324   6.50%, 06/01/04, Pool # 548801 (A)                       182,195
    284,977   6.50%, 08/01/04, Pool # 181863 (A)                       283,646
    408,923   8.00%, 09/01/08, Pool # 530125 (A)                       419,853
    308,304   8.00%, 04/01/09, Pool # 534627 (A)                       314,950
    114,725   8.00%, 06/01/09, Pool # 184989 (A)                       117,918
    346,215   8.00%, 08/01/09, Pool # 546108 (A)                       355,850
    220,882   8.00%, 09/01/09, Pool # 273699 (A)                       226,086
    347,256   7.90%, 07/01/16, Pool # W30001 (A)                       363,859
    410,724   8.00%, 06/01/19, Pool # 544250                           422,335
    380,933   10.00%, 03/01/21, Pool # A00969                          416,467
                                                                 -------------
                                                                     5,495,155
                                                                 -------------

              U.S. Government Backed Bonds - 6.73%
  1,500,000   State of Israel, Class 1-B
              5.25%, 03/15/98                                        1,490,565
  1,100,000   Tennessee Valley Authority, Series D
              6.00%, 11/01/00                                        1,088,483
    550,000   Tennessee Valley Authority, Series A
              6.38%, 06/15/05                                          541,321
                                                                 -------------
                                                                     3,120,369
                                                                 -------------

              Government National Mortgage Association - 6.42%
    512,495   9.50%, 02/15/06, Pool # 780238                           545,382
    111,120   8.00%, 12/15/06, Pool # 014758 (A)                       115,322
    107,510   6.50%, 06/15/09, Pool # 376548 (A)                       106,468
  2,195,956   7.00%, 06/15/09, Pool # 374332 (A)                     2,211,042
                                                                 -------------
                                                                     2,978,214
                                                                 -------------

              U.S. Treasury Bond - 3.04%
  1,100,000   10.75%, 08/15/05                                       1,411,266
                                                                 -------------

              Federal Home Loan Bank - 1.10%
    500,000   7.89%, 12/23/97                                          509,920
                                                                 -------------
              Total U.S. Government and Agency Obligations          41,644,349
              (Cost $41,553,449)                                 -------------

ASSET-BACKED SECURITIES (A) - 8.08%

    509,411   Advanta Mortgage Loan Trust
              Class A2, Series 1995-2
              6.60%, 02/25/10                                          510,603
  1,175,000   Associates Manufactured Housing
              Class A2, Series 1996-1
              6.70%, 03/15/27                                        1,186,199
    700,000   Green Tree Financial Corp.
              Class A3, Series 1994-7
              8.00%, 03/15/20                                          720,230
    136,554   Green Tree Recreational Equipment & Consumer Trust
              Class A1, Series 1996-A
              5.55%, 02/15/18                                          132,927
  1,200,000   Premier Auto Trust, Class A4, Series 1995-4
              6.00%, 05/06/00                                        1,200,000
                                                                 -------------
              Total Asset-Backed Securities                          3,749,959
              (Cost $3,765,600)                                  -------------

   Shares
   ------

INVESTMENT COMPANY - 0.80%

    369,023   Goldman Sachs Financial Square Prime
              Obligation Portfolio Fund                                369,023
                                                                 -------------
              Total Investment Company                                 369,023
              (Cost $369,023)                                    -------------

Total Investments - 98.64%                                          45,763,331
(Cost $45,688,072)
Net Other Assets and Liabilities - 1.36%                               632,600
                                                                 -------------
Net Assets - 100.00%                                             $  46,395,931
                                                                 =============


----------------------------------------------
(A)    Pass Through Certificates
CMO    Collateralized Mortgage Obligations
MTN    Medium Term Note
REMIC  Real Estate Mortgage Investment Conduit

The composition of ratings of both long-term and short-term debt holdings as a percentage of total value of investments in securities is as follows:

          Moody's Ratings (Unaudited)
        Aaa              100.00%

                              See Notes to Financial Statements.
                         -------------------------------------------------------

--------------------------------------------------------------------------------
                              Government Bond Fund
--------------------------------------------------------------------------------
             PORTFOLIO OF INVESTMENTS, Continued . December 31, 1996
--------------------------------------------------------------------------------
FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)
At December 31, 1996, the aggregate cost of investment securities for tax purposes was $45,744,515. Net realized appreciation (depreciation) aggregated $18,816 of which $221,227 related to appreciated investment securities and $(202,411) related to depreciated investment securities.

As of December 31, 1996, the portfolio had capital loss carryforwards which expire as follows: $1,544,794 in 2002; $515,322 in 2003; and $461,593 in 2004.

OTHER INFORMATION
For the year ended December 31, 1996, the aggregated cost of purchases and the proceeds of sales, other than from short-term investments, included $2,238,611 and $2,022,221 from non-governmental issuers, respectively, and $52,284,952 and $48,718,854 from U.S. Government and Agency issuers, respectively.



                     See Notes to Financial Statements.
-------------------------------------------------------

--------------------------------------------------------------------------------
                               Money Market Fund
--------------------------------------------------------------------------------
                 PORTFOLIO OF INVESTMENTS . December 31, 1996
--------------------------------------------------------------------------------

                                                                    Value
Par Value                                                          (Note 2)
------------------------------------------------------------------------------
 CORPORATE NOTES AND BONDS - 13.41%

              Automotive - 4.97%
$ 3,000,000   American Honda Finance Corp., MTN
              5.62%, 08/15/97* (B)                               $   3,000,000
  1,000,000   Ford Motor Credit Co., MTN
              5.49%, 05/05/97*                                         999,851
    200,000   General Motors Acceptance Corp., MTN
              7.00%, 05/19/97                                          200,863
  2,500,000   General Motors Acceptance Corp., MTN
              5.46%, 06/04/97*                                       2,498,382
  1,100,000   General Motors Acceptance Corp., MTN
              6.50%, 07/25/97                                        1,104,943
  3,000,000   General Motors Acceptance Corp., MTN
              5.72%, 08/01/97*                                       3,002,449
                                                                 -------------
                                                                    10,806,488
                                                                 -------------

              Security Brokers, Dealers and Exchanges - 3.46%
  3,000,000   Bear Stearns Cos., Inc., MTN
              5.60%, 10/08/97*                                       3,000,000
  2,500,000   Morgan Stanley Group, Inc., MTN
              5.79%, 02/14/97*                                       2,500,527
  2,000,000   Paine Webber Group, Inc., MTN
              Senior Note
              8.63%, 03/03/97                                        2,010,047
                                                                 -------------
                                                                     7,510,574
                                                                 -------------

              Finance - 2.30%
  1,000,000   Associates Corp. of North America
              Senior Note
              6.88%, 01/15/97                                        1,000,410
  1,000,000   NBD Bank of North America, MTN
              4.60%, 02/03/97                                          998,956
    500,000   NBD Bank of North America, MTN
              6.50%, 05/27/97                                          501,127
  2,500,000   PNC Bank, MTN
              5.32%, 03/24/97*                                       2,499,512
                                                                 -------------
                                                                     5,000,005
                                                                 -------------

              Food and Beverage - 1.15%
  2,500,000   PepsiCo, Inc.
              6.13%, 01/15/98                                        2,509,191
                                                                 -------------

              Utilities - 0.93%
  1,000,000   Potomac Electric Power Co., MTN
              6.70%, 05/28/97                                        1,002,687
  1,000,000   Southwestern Bell Capital Corp., MTN
              7.75%, 10/30/97                                        1,014,477
                                                                 -------------
                                                                     2,017,164
                                                                 -------------

              Retail - 0.60%
  1,300,000   Sears Roebuck & Co., MTN
              5.22%, 02/24/97                                        1,298,322
                                                                 -------------
              Total Corporate Notes and Bonds                       29,141,744
              (Cost $29,141,744)                                 -------------


U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 16.33%

              Federal Home Loan Bank (A)  - 6.90%
    770,000   5.24%, 02/19/97                                          764,508
  3,000,000   5.22%, 03/07/97                                        2,971,725
  7,000,000   5.25%, 05/02/97                                        6,876,479
  1,500,000   5.17%, 06/23/97                                        1,462,733
  1,500,000   5.61%, 07/07/97                                        1,456,289
  1,500,000   5.22%, 08/15/97                                        1,450,845
                                                                 -------------
                                                                    14,982,579
                                                                 -------------

              Federal Farm Credit Bank (A)  - 5.53%
  5,000,000   5.19%, 05/28/97                                        4,894,038
    335,000   5.19%, 05/29/97                                          327,852
  1,000,000   5.27%, 06/18/97                                          975,407
  2,625,000   5.25%, 10/31/97                                        2,509,833
  3,500,000   5.28%, 12/18/97                                        3,319,991
                                                                 -------------
                                                                    12,027,121
                                                                 -------------

              U.S. Treasury Notes - 2.30%
  2,000,000   5.50%, 07/31/97                                        1,996,406
  3,000,000   6.00%, 08/31/97                                        3,005,118
                                                                 -------------
                                                                     5,001,524
                                                                 -------------

              Federal National Mortgage Association (A) - 1.60%
  3,500,000   5.47%, 02/27/97                                        3,469,521
                                                                 -------------
              Total U.S. Government
              and Agency Obligations                                35,480,745
              (Cost $ 35,480,745)                                -------------

MUNICIPAL BOND - 1.15%

  2,500,000   De Kalb County, Georgia
              Development Authority Revenue
              5.55%, 02/04/97                                        2,500,000
                                                                 -------------
              Total Municipal Bond                                   2,500,000
              (Cost $2,500,000)                                  -------------



                         See Notes to Financial Statements.
                         -------------------------------------------------------

--------------------------------------------------------------------------------
                                Money Market Fund
--------------------------------------------------------------------------------
             PORTFOLIO OF INVESTMENTS, Continued . December 31, 1996
--------------------------------------------------------------------------------

                                                                    Value
Par Value                                                          (Note 2)
------------------------------------------------------------------------------
COMMERCIAL PAPER (A) - 62.50%
              Finance - 22.41%
$ 3,520,000   Asset Backed Capital Finance, Inc.
              5.51%, 03/17/97*                                   $   3,480,267
  1,000,000   Asset Backed Capital Finance, Inc.
              5.45%, 05/12/97                                          980,168
  5,000,000   Asset Backed Capital Finance, Inc.
              5.53%, 11/14/97*                                       4,999,160
  5,000,000   Clipper Receivables Corp.
              5.45%, 01/16/97                                        4,988,646
  2,000,000   Cofco Capital Corp.
              5.40%, 02/14/97                                        1,986,800
  2,000,000   Cofco Capital Corp.
              5.55%, 02/19/97                                        1,984,892
  2,400,000   Finance One Funding Corp.
              5.45%, 02/13/97                                        2,384,377
  3,000,000   Galacia Funding Corp.
              5.67%, 03/05/97                                        2,970,233
  2,000,000   Pegasus Two, Ltd.
              5.55%, 02/21/97                                        1,984,275
  3,000,000   Pegasus Two, Ltd.
              5.42%, 03/10/97                                        2,969,287
  4,000,000   Receivables Capital Corp.
              5.48%, 01/17/97                                        3,990,258
  5,493,000   Receivables Capital Corp.
              5.30%, 02/07/97                                        5,462,740
  5,000,000   Standard Credit Card Master Trust I
              5.52%, 01/14/97                                        4,990,033
  1,200,000   Toshiba International Finance
              5.55%, 01/24/97                                        1,195,745
  2,400,000   Toshiba International Finance
              5.35%, 04/15/97                                        2,362,907
  2,000,000   Toshiba International Finance
              5.42%, 06/09/97                                        1,952,123
                                                                 -------------
                                                                    48,681,911
                                                                 -------------

              Consumer Goods - 6.47%
  5,000,000   Den Danske Corp.
              5.37%, 01/09/97                                        4,994,033
  3,000,000   Den Danske Corp.
              5.34%, 02/10/97                                        2,982,200
  1,000,000   Duracell Inc.
              6.00%, 01/02/97                                          999,833
  2,500,000   Penney (J.C.) Funding Corp.
              5.39%, 03/19/97                                        2,471,178
    630,000   Sharp Electronics Corp.
              5.34%, 02/14/97                                          625,888
  2,000,000   Sharp Electronics Corp.
              5.33%, 02/21/97                                        1,984,898
                                                                 -------------
                                                                    14,058,030
                                                                 -------------

              Other- 5.49%
  4,000,000   Massachusetts Educational Finance Authority
              6.10%, 01/02/97                                        3,999,322
  8,000,000   Nebhelp Capital Services, Inc.
              5.34%, 02/24/97                                        7,935,920
                                                                 -------------
                                                                    11,935,242
                                                                 -------------

              Banking - 5.41%
  5,000,000   Banco Bradesco SA Grand Cayman
              5.30%, 04/28/97                                        4,913,875
  3,000,000   Banco De Credito Nacional SA
              5.65%, 06/06/97                                        2,926,550
  4,000,000   Unifunding, Inc.
              5.32%, 05/12/97                                        3,922,564
                                                                 -------------
                                                                    11,762,989
                                                                 -------------

              Security Brokers, Dealers and Exchanges - 5.23%
  3,000,000   CS First Boston, Inc.,
              5.29%, 04/02/97                                        2,959,884
  2,500,000   Merrill Lynch & Co., Inc.
              5.36%, 04/23/97                                        2,458,311
  3,000,000   Paine Webber Group, Inc.
              5.55%, 01/10/97                                        2,995,838
  3,000,000   Paine Webber Group, Inc.
              5.35%, 05/12/97                                        2,941,596
                                                                 -------------
                                                                    11,355,629
                                                                 -------------

              Automotive Financing- 4.32%
  2,500,000   General Motors Acceptance Corp.
              5.72%, 02/14/97                                        2,482,522
    925,000   General Motors Acceptance Corp.
              5.37%, 05/01/97                                          908,443
  6,000,000   Mitsubishi Motors Credit Of America
              5.97%, 01/15/97                                        5,987,330
                                                                 -------------
                                                                     9,378,295
                                                                 -------------

              Utilities - 3.55%
  1,200,000   Electricite De France
              6.00%, 01/02/97                                        1,199,800
    800,000   Laclede Gas Co.
              5.65%, 01/21/97                                          797,489
  3,000,000   Northern Indiana Public Service Co.
              5.40%, 02/03/97                                        2,985,150
  2,750,000   Northern Indiana Public Service Co.
              5.41%, 02/07/97                                        2,734,709
                                                                 -------------
                                                                     7,717,148
                                                                 -------------

                     See Notes to Financial Statements.
-------------------------------------------------------

--------------------------------------------------------------------------------
                               Money Market Fund
--------------------------------------------------------------------------------
            PORTFOLIO OF INVESTMENTS, Continued . December 31, 1996
--------------------------------------------------------------------------------

                                                                    Value
Par Value                                                          (Note 2)
------------------------------------------------------------------------------
              Industrial - 3.45%
$ 5,000,000   Cargill
              5.90%, 01/06/97                                    $   4,995,904
  2,500,000   Corporate Receivables Corp.
              5.42%, 01/13/97                                        2,495,483
                                                                 -------------
                                                                     7,491,387
                                                                 -------------

              Transportation - 3.44%
  2,500,000   Cooperative Association of Tractor Dealers
              5.60%, 01/21/97                                        2,492,222
  1,000,000   Cooperative Association of Tractor Dealers
              5.33%, 02/03/97                                          995,114
  2,500,000   Cooperative Association of Tractor Dealers
              5.40%, 02/04/97                                        2,487,250
  1,500,000   Daimler-Benz North America Corp.
              5.40%, 02/12/97                                        1,490,550
                                                                 -------------
                                                                     7,465,136
                                                                 -------------

              Paper - 2.73%
  6,000,000   Jefferson Smurfit Finance Corp.
              5.40%, 03/18/97                                        5,931,600
                                                                 -------------
              Total Commercial Paper                               135,777,367
                                                                 -------------
              (Cost $135,777,367)

BANKERS' ACCEPTANCE - 4.07%

  1,157,242   Bank of Boston
              5.50%, 02/24/97                                        1,147,695
  1,900,000   Chase Manhattan Bank
              5.45%, 03/04/97                                        1,882,166
  2,000,000   Corestates Capital Corp.
              5.43%, 01/23/97                                        1,993,363
  1,419,450   European Investment Bank
              5.50%, 03/24/97                                        1,401,667
  1,308,708   European Investment Bank
              5.35%, 04/28/97                                        1,285,953
  1,150,000   Republic National Bank of New York
              5.45%, 03/14/97                                        1,137,465
                                                                 -------------
              Total Bankers' Acceptance                              8,848,309
              (Cost $8,848,309)

                         See Notes to Financial Statements.
                         -------------------------------------------------------

--------------------------------------------------------------------------------
                               Money Market Fund
--------------------------------------------------------------------------------
                 PORTFOLIO OF INVESTMENTS . December 31, 1996
--------------------------------------------------------------------------------

                                                                    Value
  Shares                                                           (Note 2)
------------------------------------------------------------------------------
INVESTMENT COMPANY - 0.30%

     642,025  Goldman Sachs Financial Square Prime
              Obligation Portfolio Fund                          $     642,025
                                                                 -------------
              Total Investment Company                                 642,025
              (Cost $642,025)                                    -------------


Total Investments - 97.76%                                         212,390,190
(Cost $212,390,190)                                              -------------

Net Other Assets and Liabilities - 2.24%                             4,865,542
                                                                 -------------
Net Assets - 100.00%                                             $ 217,255,732
                                                                 =============


--------------------------------------------------------------------------------
  * Interest is reset at various time intervals. The rate shown is that in effect at December 31, 1996.
(A)  Effective yield at time of purchase.
(B) Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold, in transactions exempt from registration, to qualified institutional buyers. As of December 31, 1996, these securities amounted to $3,000,000 or 1.38% of net assets.
MTN  Medium Term Note

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)
At December 31, 1996, the aggregate cost of investment securities for tax purposes was $212,390,359.

As of December 31, 1996, the portfolio had capital loss carryforwards which expire as follows: $347 in 2002; $144 in 2003; and $35,977 in 2004.

OTHER INFORMATION

The composition of ratings of both long-term and short-term debt holdings as a percentage of total value of investments in securities is as follows:


           Moody's Ratings (Unaudited)

        Aaa              100.00%


                     See Notes to Financial Statements.
-------------------------------------------------------

--------------------------------------------------------------------------------
                          Allmerica Investment Trust
--------------------------------------------------------------------------------

           STATEMENTS OF ASSETS AND LIABILITIES . December 31, 1996
================================================================================

                                                              Select            Select          Small Cap          Select
                                                            Aggressive          Capital           Value         International
                                                            Growth Fund    Appreciation Fund      Fund           Equity Fund
---------------------------------------------------------------------------------------------------------------------------------
ASSETS:
    Investments (Note 2):
       Investments at cost................................  $ 333,797,417      $142,489,363     $ 92,973,134     $ 203,574,071
       Net unrealized appreciation (depreciation).........     78,166,286        11,269,425       20,271,030        37,815,416
                                                            -------------      ------------     ------------     -------------
         Total investments at value.......................    411,963,703       153,758,788      113,244,164       241,389,487
    Cash..................................................          4,298           279,617               --           529,722
    Foreign currency
          (Cost $840,658 and $3,984,676, respectively)
          (Notes 2 and 7).................................             --           848,168               --         3,984,446
    Receivable for investments sold.......................             --           558,307        1,087,587                --
    Receivable for shares sold............................        129,681            11,880               --                --
    Receivable for foreign currency sold..................             --            40,847               --                --
    Interest and dividend receivables.....................        128,368             1,557          168,731           531,820
    Deferred organizational expense (Note 2)..............             --             4,255               --                --
    Dividend tax reclaim receivables......................             --            11,627               --           132,914
    Net unrealized appreciation on
       forward currency contracts (Notes 2 and 8).........             --                --               --         1,104,753
                                                            -------------      ------------     ------------     -------------
         Total Assets.....................................    412,226,050       155,515,046      114,500,482       247,673,142
                                                            -------------      ------------     ------------     -------------

LIABILITIES:
    Net unrealized depreciation on forward foreign
       currency contracts (Notes 2 and 8).................             --           315,883               --                --
    Payable for investments purchased.....................      3,870,522        11,473,685               --                --
    Payable for foreign currency purchased................             --           875,457               --                --
    Payable for shares repurchased........................        516,901            51,027          428,579           570,617
    Payable for variation margin..........................             --                --               --                --
    Advisory fee payable (Note 3).........................        342,467           115,732           78,966           199,888
    Accrued expenses and other payables...................         54,127             3,022           24,360            25,701
                                                            -------------      ------------     ------------     -------------
         Total Liabilities................................      4,784,017        12,834,806          531,905           796,206
                                                            -------------      ------------     ------------     -------------
NET ASSETS................................................  $ 407,442,033      $142,680,240     $113,968,577     $ 246,876,936
                                                            =============      ============     ============     =============

NET ASSETS consist of
    Paid-in capital (Note 6)..............................  $ 322,489,225      $134,405,301     $ 92,953,119     $ 206,373,860
    Undistributed (distribution in excess of)
       net investment income (loss).......................             --            67,349               --           180,441
    Accumulated (distribution in excess of ) net realized
       gain (loss) on investments sold, foreign
       currency transactions and futures contracts........      6,786,522       (2,739,890)          744,428         1,388,245
    Net unrealized appreciation (depreciation) of
       investments, assets and liabilities in
       foreign currency and futures contracts.............     78,166,286        10,947,480       20,271,030        38,934,390
                                                            -------------      ------------     ------------     -------------
TOTAL NET ASSETS..........................................  $ 407,442,033      $142,680,240     $113,968,577     $ 246,876,936
                                                            =============      ============     ============     =============

Shares of beneficial interest outstanding
    (unlimited authorization, no par value)...............    200,053,471        96,106,648       75,448,638       182,088,352

NET ASSET VALUE,
    Offering and redemption price per share
    (Net Assets/Shares Outstanding).......................  $       2.037      $      1.485     $      1.511     $       1.356
                                                            =============      ============     ============     =============

                         See Notes to Financial Statements.
                         -------------------------------------------------------

--------------------------------------------------------------------------------
                          Allmerica Investment Trust
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                                                   Select                        Equity     Select Growth
                                                                   Growth         Growth         Index       and Income
                                                                    Fund           Fund          Fund           Fund
---------------------------------------------------------------------------------------------------------------------------
ASSETS:
    Investments (Note 2):
       Investments at cost...................................  $ 214,691,873  $ 454,071,926  $ 110,418,108  $255,929,542
       Net unrealized appreciation (depreciation)............     24,920,214    102,489,575     40,766,037    44,270,618
                                                               -------------  -------------  -------------  ------------
         Total investments at value..........................    239,612,087    556,561,501    151,184,145   300,200,160
    Cash.....................................................          8,960          1,626          2,301         1,605
    Foreign currency
          (Cost $840,658 and $3,984,676, respectively)
          (Notes 2 and 7)....................................             --             --             --            --
    Receivable for investments sold..........................             --      3,476,371             --     2,014,713
    Receivable for shares sold...............................          3,378             --             --            --
    Receivable for foreign currency sold.....................             --             --             --            --
    Interest and dividend receivables........................        276,248      1,399,776        265,242       445,853
    Deferred organizational expense (Note 2).................             --             --             --            --
    Dividend tax reclaim receivables.........................             --             --             --            --
    Net unrealized appreciation on
       forward currency contracts (Notes 2 and 8)............             --             --             --            --
                                                               -------------  -------------  -------------  ------------
         Total Assets........................................    239,900,673    561,439,274    151,451,688   302,662,331
                                                               -------------  -------------  -------------  ------------

LIABILITIES:
    Net unrealized depreciation on forward foreign
       currency contracts (Notes 2 and 8)....................             --             --             --            --
    Payable for investments purchased........................     11,016,153      2,881,451             --     6,608,923
    Payable for foreign currency purchased...................             --             --             --            --
    Payable for shares repurchased...........................        141,040      1,481,458        215,669       194,237
    Payable for variation margin.............................             --             --         43,800            --
    Advisory fee payable (Note 3)............................        161,597        201,136         40,142       183,314
    Accrued expenses and other payables......................         30,632        124,624         22,416        37,870
                                                               -------------  -------------  -------------  ------------
         Total Liabilities...................................     11,349,422      4,688,669        322,027     7,024,344
                                                               -------------  -------------  -------------  ------------
NET ASSETS...................................................  $ 228,551,251  $ 556,750,605  $ 151,129,661  $295,637,987
                                                               =============  =============  =============  ============

NET ASSETS consist of
    Paid-in capital (Note 6).................................  $ 201,511,803  $ 437,517,101  $ 110,117,099  $246,784,314
    Undistributed (distribution in excess of)
       net investment income (loss)..........................             --             --          2,814            --
    Accumulated (distribution in excess of ) net realized
       gain (loss) on investments sold, foreign
       currency transactions and futures contracts...........      2,119,234     16,743,929        301,521     4,583,055
    Net unrealized appreciation (depreciation) of
       investments, assets and liabilities in
       foreign currency and futures contracts................     24,920,214    102,489,575     40,708,227    44,270,618
                                                               -------------  -------------  -------------  ------------
TOTAL NET ASSETS.............................................  $ 228,551,251  $ 556,750,605  $ 151,129,661  $295,637,987
                                                               =============  =============  =============  ============

Shares of beneficial interest outstanding
    (unlimited authorization, no par value)..................    159,809,982    238,679,339     69,794,201   210,471,303
NET ASSET VALUE,
    Offering and redemption price per share
    (Net Assets/Shares Outstanding)..........................  $       1.430  $       2.333  $       2.165  $      1.405
                                                               =============  =============  =============  ============


---------------------------------------------------------------------------------------------------------------------------
                                                                Investment Grade    Government         Money
                                                                     Income            Bond           Market
                                                                      Fund             Fund            Fund
---------------------------------------------------------------------------------------------------------------------------
ASSETS:
    Investments (Note 2):
       Investments at cost...................................     $ 157,986,443   $  45,688,072   $ 212,390,190
       Net unrealized appreciation (depreciation)............           653,712          75,259              --
                                                                  -------------   -------------   -------------
         Total investments at value..........................       158,640,155      45,763,331     212,390,190
    Cash.....................................................            23,235           1,146         104,813
    Foreign currency
          (Cost $840,658 and $3,984,676, respectively)
          (Notes 2 and 7)....................................                --              --              --
    Receivable for investments sold..........................         2,245,744          87,797              --
    Receivable for shares sold...............................                --           1,121       4,222,021
    Receivable for foreign currency sold.....................                --              --              --
    Interest and dividend receivables........................         1,829,305         712,864         603,717
    Deferred organizational expense (Note 2).................                --              --              --
    Dividend tax reclaim receivables.........................                --              --              --
    Net unrealized appreciation on
       forward currency contracts (Notes 2 and 8)............                --              --              --
                                                                  -------------   -------------   -------------
         Total Assets........................................       162,738,439      46,566,259     217,320,741
                                                                  -------------   -------------   -------------

LIABILITIES:
    Net unrealized depreciation on forward foreign
       currency contracts (Notes 2 and 8)....................                --              --              --
    Payable for investments purchased........................         4,996,431              --              --
    Payable for foreign currency purchased...................                --              --              --
    Payable for shares repurchased...........................           290,729         131,242              --
    Payable for variation margin.............................                --              --              --
    Advisory fee payable (Note 3)............................            53,180          19,918          49,517
    Accrued expenses and other payables......................            70,869          19,168          15,492
                                                                  -------------   -------------   -------------
         Total Liabilities...................................         5,411,209         170,328          65,009
                                                                  -------------   -------------   -------------
NET ASSETS...................................................     $ 157,327,230   $  46,395,931   $ 217,255,732
                                                                  =============   =============   =============

NET ASSETS consist of
    Paid-in capital (Note 6).................................     $ 158,224,498   $  48,892,867   $ 217,292,369
    Undistributed (distribution in excess of)
       net investment income (loss)..........................            44,163           5,998              --
    Accumulated (distribution in excess of ) net realized
       gain (loss) on investments sold, foreign
       currency transactions and futures contracts...........        (1,595,143)     (2,578,193)        (36,637)
    Net unrealized appreciation (depreciation) of
       investments, assets and liabilities in
       foreign currency and futures contracts................           653,712          75,259              --
                                                                  -------------   -------------   -------------
TOTAL NET ASSETS.............................................     $ 157,327,230   $  46,395,931   $ 217,255,732
                                                                  =============   =============   =============

Shares of beneficial interest outstanding
    (unlimited authorization, no par value)..................       145,193,179      44,802,426     217,292,369
NET ASSET VALUE,
    Offering and redemption price per share
    (Net Assets/Shares Outstanding)..........................     $       1.084   $       1.036   $       1.000
                                                                  =============   =============   =============


-------------------------------------------------------

--------------------------------------------------------------------------------
                          Allmerica Investment Trust
--------------------------------------------------------------------------------
          STATEMENTS OF OPERATIONS . For Year Ended December 31, 1996
--------------------------------------------------------------------------------

                                                                   Select          Select          Small Cap          Select
                                                                 Aggressive        Capital           Value         International
                                                                Growth Fund   Appreciation Fund       Fund          Equity Fund
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
    Interest (Note 2).......................................    $    459,478     $     445,106    $     326,175     $      87,896
    Dividends (Note 2)......................................       1,370,432           315,593        1,265,487         4,831,333
    Less net foreign taxes withheld.........................              --           (30,298)              --          (810,066)
                                                                ------------     -------------    -------------     -------------
       Total investment income..............................       1,829,910           730,401        1,591,662         4,109,163
                                                                ------------     -------------    -------------     -------------

EXPENSES
    Investment advisory fees (Note 3and 4)..................       3,302,349           902,600          726,992         1,701,942
    Custodian fees (Note 3).................................          21,136            54,261            5,242           285,944
    Fund accounting fees (Note 3)...........................          57,435            29,338           41,788            55,391
    Legal fees..............................................           1,575             1,576            1,575             2,997
    Audit fees..............................................           7,843             7,843            7,512             7,502
    Trustees' fees and expenses (Note 3)....................          12,799             1,215            1,552             1,464
    Reports to shareholders.................................         164,543            17,093           41,560            40,019
    Amortization of organization costs (Note 2).............              --             1,285               --                --
    Insurance...............................................           1,376               245              359               243
    Miscellaneous...........................................           7,578                57            2,492             2,523
                                                                ------------     -------------    -------------     -------------
       Total expenses before reductions.....................       3,576,634         1,015,513          829,072         2,098,025
       Less reductions (Note 5).............................              --                --          (19,715)          (52,998)
                                                                ------------     -------------    -------------     -------------
       Total expenses net of reductions.....................       3,576,634         1,015,513          809,357         2,045,027
                                                                ------------     -------------    -------------     -------------
NET INVESTMENT INCOME (LOSS)................................      (1,746,724)         (285,112)         782,305         2,064,136
                                                                ------------     -------------    -------------     -------------

NET REALIZED AND UNREALIZED
    GAIN (LOSS) ON INVESTMENTS (Note 2):
    Net realized gain (loss) on investments sold............      30,022,198        (2,715,466)       5,770,562         2,126,179
    Net realized gain (loss) on futures contracts...........              --             4,956               --                --
    Net realized gain (loss) on foreign currency transactions             --          (230,817)              --         2,593,779
    Net change in unrealized appreciation (depreciation)
    of assets and liabilities in foreign currency...........              --          (305,181)              --           973,685
    Net change in unrealized appreciation (depreciation)
    of investments and futures contracts....................      24,617,401         6,605,759       14,617,015        28,636,644
                                                                ------------     -------------    -------------     -------------

NET GAIN (LOSS) ON INVESTMENTS...............................     54,639,599         3,359,251       20,387,577        34,330,287
                                                                ------------     -------------    -------------     -------------

NET INCREASE (DECREASE)IN NET
    ASSETS RESULTING FROM OPERATIONS........................    $ 52,892,875     $   3,074,139    $  21,169,882     $  36,394,423
                                                                ============     =============    =============     =============


                         See Notes to Financial Statements.
                         -------------------------------------------------------
F-36

------------------------------------------------------------------------------------------------------------------------------
                                                    Allmerica Investment Trust
------------------------------------------------------------------------------------------------------------------------------
                                                                        Select                       Equity     Select Growth
                                                                        Growth         Growth        Index        and Income
                                                                         Fund           Fund          Fund           Fund
------------------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME
    Interest (Note 2).............................................  $     533,857  $   1,430,072  $      77,176   $  1,187,447
    Dividends (Note 2)............................................      1,770,392     11,120,758      2,553,104      4,118,306
    Less net foreign taxes withheld...............................             --             --             --             --
                                                                    -------------  -------------  -------------   ------------
       Total investment income....................................      2,304,249     12,550,830      2,630,280      5,305,753
                                                                    -------------  -------------  -------------   ------------

EXPENSES
    Investment advisory fees (Note 3and 4)........................      1,508,861      2,163,374        375,619      1,778,832
    Custodian fees (Note 3).......................................         12,029         25,018         42,179         19,183
    Fund accounting fees (Note 3).................................         37,918         60,965         59,244         40,585
    Legal fees....................................................            858          1,575          1,575          1,575
    Audit fees....................................................          7,843          8,526          8,665          7,568
    Trustees' fees and expenses (Note 3)..........................          3,906         13,207          2,738          4,747
    Reports to shareholders.......................................         69,766        226,351         41,136         82,238
    Amortization of organization costs (Note 2)...................             --             --             --             --
    Insurance.....................................................          1,009          4,203            736          1,222
    Miscellaneous.................................................          4,200         20,825          2,914         31,836
                                                                    -------------  -------------  -------------   ------------
       Total expenses before reductions...........................      1,646,390      2,524,044        534,806      1,967,786
       Less reductions (Note 5)...................................        (10,405)      (124,205)            --        (77,523)
                                                                    -------------  -------------  -------------   ------------
       Total expenses net of reductions...........................      1,635,985      2,399,839        534,806      1,890,263
                                                                    -------------  -------------  -------------   ------------
NET INVESTMENT INCOME (LOSS)......................................        668,264     10,150,991      2,095,474      3,415,490
                                                                    -------------  -------------  -------------   ------------

NET REALIZED AND UNREALIZED
    GAIN (LOSS) ON INVESTMENTS (Note 2):
    Net realized gain (loss) on investments sold..................     38,302,869     60,695,723      2,577,398     22,150,624
    Net realized gain (loss) on futures contracts.................             --             --        (17,605)            --
    Net realized gain (loss) on foreign currency transactions.....             --             --             --             --
    Net change in unrealized appreciation (depreciation)
    of assets and liabilities in foreign currency.................             --             --             --             --
    Net change in unrealized appreciation (depreciation)
    of investments and futures contracts..........................     (4,304,728)    21,064,610     19,381,336     20,168,372
                                                                    -------------  -------------  -------------   ------------

NET GAIN (LOSS) ON INVESTMENTS....................................     33,998,141     81,760,333     21,941,129     42,318,996
                                                                    -------------  -------------  -------------   ------------

NET INCREASE (DECREASE) IN NET
    ASSETS RESULTING FROM OPERATIONS..............................  $  34,666,405  $  91,911,324  $  24,036,603   $ 45,734,486
                                                                    =============  =============  =============   ============


                                                                   Investment Grade   Government         Money
                                                                        Income           Bond            Market
                                                                         Fund            Fund             Fund
-----------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME
    Interest (Note 2).............................................   $  10,308,324  $   3,029,472   $  10,087,550
    Dividends (Note 2)............................................         151,676         59,201         156,281
    Less net foreign taxes withheld...............................              --             --              --
                                                                     -------------  -------------   -------------
       Total investment income....................................      10,460,000      3,088,673      10,243,831
                                                                     -------------  -------------   -------------

EXPENSES
    Investment advisory fees (Note 3and 4)........................         596,308        235,359         510,258
    Custodian fees (Note 3).......................................          17,822         11,426          20,630
    Fund accounting fees (Note 3).................................          45,588         30,838          36,779
    Legal fees....................................................           1,587          1,575           1,349
    Audit fees....................................................           8,054          7,779           7,800
    Trustees' fees and expenses (Note 3)..........................           4,147          2,641           5,109
    Reports to shareholders.......................................          88,289         16,544          40,748
    Amortization of organization costs (Note 2)...................              --             --              --
    Insurance.....................................................           1,746            890           1,311
    Miscellaneous.................................................           7,886          2,173           6,012
                                                                     -------------  -------------   -------------
       Total expenses before reductions...........................         771,427        309,225         629,996
       Less reductions (Note 5)...................................              --             --              --
                                                                     -------------  -------------   -------------
       Total expenses net of reductions...........................         771,427        309,225         629,996
                                                                     -------------  -------------   -------------
NET INVESTMENT INCOME (LOSS)......................................       9,688,573      2,779,448       9,613,835
                                                                     -------------  -------------   -------------

NET REALIZED AND UNREALIZED
    GAIN (LOSS) ON INVESTMENTS (Note 2):
    Net realized gain (loss) on investments sold..................         432,085       (507,714)        (35,900)
    Net realized gain (loss) on futures contracts.................              --             --              --
    Net realized gain (loss) on foreign currency transactions.....              --             --              --
    Net change in unrealized appreciation (depreciation)
    of assets and liabilities in foreign currency.................              --             --              --
    Net change in unrealized appreciation (depreciation)
    of investments and futures contracts..........................      (4,620,200)      (764,938)             --
                                                                     -------------  -------------   -------------

NET GAIN (LOSS) ON INVESTMENTS....................................      (4,188,115)    (1,272,652)        (35,900)
                                                                     -------------  -------------   -------------

NET INCREASE (DECREASE) IN NET
    ASSETS RESULTING FROM OPERATIONS..............................   $   5,500,458  $   1,506,796   $   9,577,935
                                                                     =============  =============   =============


-------------------------------------------------------
                                                                           F-37

--------------------------------------------------------------------------------
                          Allmerica Investment Trust
--------------------------------------------------------------------------------

                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                             Select Aggressive                       Select Capital
                                                                               Growth Fund                         Appreciation Fund
------------------------------------------------------------------------------------------------------------------------------------
                                                                    Years Ended December 31,         Year Ended     Period Ended
                                                                      1996             1995      December 31,1996 December 31, 1995*
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS at beginning of year                                     $254,871,723    $136,573,109     $ 41,376,035     $          --
                                                                    ------------   -------------     ------------     -------------

Increase (Decrease) in net assets resulting from operations:
    Net investment income (loss)                                      (1,746,724)       (142,866)        (285,112)          (33,955)
    Net realized gain (loss) on investments sold and foreign
       currency transactions and futures contracts                    30,022,198      16,028,765       (2,941,327)        1,068,237
    Net change in unrealized appreciation (depreciation)
       of investments and assets and liabilities in
       foreign currency.                                              24,617,401      37,467,083        6,300,578         4,646,902
                                                                    ------------   -------------     ------------     -------------
    Net increase (decrease) in net assets resulting
       from operations                                                52,892,875      53,352,982        3,074,139         5,681,184
                                                                    ------------   -------------     ------------     -------------


Distributions to shareholders from:
    Net investment income                                                     --              --               --                --
    Disbritution in excess of net investment income                           --              --               --                --
    Net realized gain on investments                                 (27,969,046)             --         (283,116)         (783,850)
    Distribution in excess of net realized capital gains                      --              --               --                --
    Return of capital                                                         --              --           (1,211)               --
                                                                    ------------   -------------     ------------     -------------
       Total Distributions                                           (27,969,046)             --         (284,327)         (783,850)
                                                                    ------------   -------------     ------------     -------------

Capital share transactions:
    Net proceeds from sales of shares                                118,694,806      74,888,511       99,864,671        36,016,174
    Issued to shareholders in reinvestment of distributions           27,969,046             --           284,327           783,850
    Cost of shares repurchased                                       (19,017,371)     (9,942,879)      (1,634,605)         (321,323)
                                                                    ------------   -------------     ------------     -------------
       Net increase (decrease) from
           capital share transactions                                127,646,481      64,945,632       98,514,393        36,478,701
                                                                    ------------   -------------     ------------     -------------
       Total increase (decrease) in net assets                       152,570,310     118,298,614      101,304,205        41,376,035
                                                                    ------------   -------------     ------------     -------------

NET ASSETS at end of year (including line A)                        $407,442,033    $254,871,723     $142,680,240      $ 41,376,035
                                                                    ============   =============     ============     =============

(A) Undistributed (distribution in excess of)
       net investment income (loss)                                 $         --    $         --     $     67,349       $    (3,304)
                                                                    ============   =============     ============     =============

OTHER INFORMATION:
Share transactions:
    Sold                                                              58,055,566      46,078,409       66,830,275        29,899,903
    Issued to shareholders in reinvestment of distributions           13,670,395             --           183,318           572,571
    Repurchased                                                       (9,614,883)     (5,889,973)      (1,127,407)         (252,012)
                                                                    ------------   -------------     ------------     -------------
       Net increase (decrease) in shares outstanding                  62,111,078      40,188,436       65,886,186        30,220,462
                                                                    ============   =============     ============     =============

---------------------------------------------------
*  The Fund commenced operations on April 28, 1995.



                         See Notes to Financial Statements.
                         -------------------------------------------------------
F-38

--------------------------------------------------------------------------------
                          Allmerica Investment Trust
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                                           Small Cap                 Select International
                                                                          Value Fund                      Equity Fund
-----------------------------------------------------------------------------------------------------------------------------
                                                                  Years Ended December 31,         Years Ended December 31,
                                                                    1996            1995              1996           1995
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS at beginning of year                                 $ 64,574,553   $ 41,341,503       $104,312,134  $ 40,497,806
                                                                ------------   ------------       ------------  ------------

Increase (Decrease) in net assets resulting from operations:
    Net investment income (loss)                                     782,305        457,238          2,064,136     1,129,933
    Net realized gain (loss) on investments sold and foreign
       currency transactions and futures contracts                 5,770,562      1,693,710          4,719,958        60,433
    Net change in unrealized appreciation (depreciation)
       of investments and assets and liabilities in
       foreign currency.                                          14,617,015      6,588,253         29,610,329    10,767,415
    Net increase (decrease) in net assets resulting             ------------   ------------       ------------  ------------
       from operations                                            21,169,882      8,739,201         36,394,423    11,957,781
                                                                ------------   ------------       ------------  ------------

Distributions to shareholders from:
    Net investment income                                           (783,366)      (456,177)        (2,205,116)     (996,037)
    Disbritution in excess of net investment income                       --             --         (2,413,338)           --
    Net realized gain on investments                              (4,985,294)    (1,656,824)          (540,596)     (396,021)
    Distribution in excess of net realized capital gains                  --        (40,840)                --            --
    Return of capital                                                     --             --                 --            --
                                                                ------------   ------------       ------------  ------------
       Total Distributions                                        (5,768,660)    (2,153,841)        (5,159,050)   (1,392,058)
                                                                ------------   ------------       ------------  ------------

Capital share transactions:
    Net proceeds from sales of shares                             31,326,184     18,929,818        111,783,820    58,476,233
    Issued to shareholders in reinvestment of distributions        5,768,660      2,153,841          5,159,050     1,392,058
    Cost of shares repurchased                                    (3,102,042)    (4,435,969)        (5,613,441)   (6,619,686)
                                                                ------------   ------------       ------------  ------------
       Net increase (decrease) from
           capital share transactions                             33,992,802     16,647,690        111,329,429    53,248,605
                                                                ------------   ------------       ------------  ------------
       Total increase (decrease) in net assets                    49,394,024     23,233,050        142,564,802    63,814,328
                                                                ------------   ------------       ------------  ------------

NET ASSETS at end of year (including line A)                    $113,968,577   $ 64,574,553       $246,876,936  $104,312,134
                                                                ============   ============       ============  ============

(A) Undistributed (distribution in excess of)
       net investment income (loss)                             $         --   $     1,601        $    180,441  $    140,980
                                                                ============   ============       ============  ============

OTHER INFORMATION:
Share transactions:
    Sold                                                          21,714,353     16,206,081         91,002,428    54,922,638
    Issued to shareholders in reinvestment of distributions        3,817,804      1,739,775          3,819,374     1,229,509
    Repurchased                                                   (2,237,893)    (3,757,744)        (4,536,939)   (6,387,844)
                                                                ------------   ------------       ------------  ------------
       Net increase (decrease) in shares outstanding              23,294,264     14,188,112         90,284,863    49,764,303
                                                                ============   ============       ============  ============



---------------------------------------------------------------------------------------------------------------------------------
                                                                             Select Growth
                                                                                 Fund                         Growth Fund
---------------------------------------------------------------------------------------------------------------------------------
                                                                       Years Ended December 31,        Years Ended December 31,
                                                                         1996            1995            1996            1995
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS at beginning of year                                      $143,124,686    $88,263,274     $444,870,953   $335,713,593
                                                                     ------------    -----------     ------------   ------------

Increase (Decrease) in net assets resulting from operations:
    Net investment income (loss)                                          668,264         24,039       10,150,991      9,171,079
    Net realized gain (loss) on investments sold and foreign
       currency transactions and futures contracts                     38,302,869       (240,313)      60,695,723     34,330,359
    Net change in unrealized appreciation (depreciation)
       of investments and assets and liabilities in
       foreign currency.                                               (4,304,728)    24,384,776       21,064,610     66,369,242
    Net increase (decrease) in net assets resulting                  ------------    -----------     ------------   ------------
       from operations                                                 34,666,405     24,168,502       91,911,324    109,870,680
                                                                     ------------    -----------     ------------   ------------

Distributions to shareholders from:
    Net investment income                                                (671,407)       (20,896)    (10,182,273)     (9,094,592)
    Disbritution in excess of net investment income                            --             --              --              --
    Net realized gain on investments                                  (32,240,794)            --     (49,801,860)    (33,688,107)
    Distribution in excess of net realized capital gains                       --             --              --              --
    Return of capital                                                          --             --              --              --
                                                                     ------------    -----------     ------------   ------------
       Total Distributions                                            (32,912,201)       (20,896)     (59,984,133)   (42,782,699)
                                                                     ------------    -----------     ------------   ------------

Capital share transactions:
    Net proceeds from sales of shares                                  59,903,208     36,197,767       37,725,612      37,306,107
    Issued to shareholders in reinvestment of distributions            32,912,201         20,896       59,984,133      42,782,699
    Cost of shares repurchased                                         (9,143,048)    (5,504,857)     (17,757,284)    (38,019,427)
                                                                     ------------    -----------     ------------   ------------
       Net increase (decrease) from
           capital share transactions                                  83,672,361     30,713,806       79,952,461     42,069,379
                                                                     ------------    -----------     ------------   ------------
       Total increase (decrease) in net assets                         85,426,565     54,861,412      111,879,652    109,157,360
                                                                     ------------    -----------     ------------   ------------

NET ASSETS at end of year (including line A)                         $228,551,251   $143,124,686     $556,750,605   $444,870,953
                                                                     ============   ============     ============   ============

(A) Undistributed (distribution in excess of)
       net investment income (loss)                                  $         --    $    3,143      $         --   $     45,614
                                                                     ============    ===========     ============   ============

OTHER INFORMATION:
Share transactions:
    Sold                                                               38,406,099     28,453,081      16,203,094      17,727,581
    Issued to shareholders in reinvestment of distributions            23,015,341         15,263      25,711,571      19,780,330
    Repurchased                                                        (6,129,428)    (4,239,678)     (7,659,186)    (18,183,452)
                                                                     ------------    -----------     ------------   ------------
       Net increase (decrease) in shares outstanding                   55,292,012     24,228,666      34,255,479      19,324,459
                                                                     ============    ===========     ============   ============


-------------------------------------------------------
                                                                           F-39

--------------------------------------------------------------------------------
                          Allmerica Investment Trust
--------------------------------------------------------------------------------
                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                        Equity Index                     Select Growth and
                                                                             Fund                            Income Fund
-----------------------------------------------------------------------------------------------------------------------------------
                                                                   Years Ended December 31,           Years Ended December 31,
                                                                     1996              1995             1996              1995
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS at beginning of year...............................   $ 90,888,716       $  52,245,669     $191,610,000     $110,212,501
                                                                 ------------       -------------     ------------     ------------

Increase (Decrease) in net assets
resulting from operations:
   Net investment income (loss) ..............................      2,095,474           1,369,327        3,415,490        2,532,194
   Net realized gain (loss) on investments sold
      and futures contracts...................................      2,559,793           1,875,586       22,150,624       11,310,318
   Net change in unrealized appreciation
      (depreciation) of investments and futures contracts.....     19,381,336          17,718,754       20,168,372       25,861,731
                                                                 ------------       -------------     ------------     ------------
   Net increase (decrease) in net assets resulting
      from operations.........................................     24,036,603          20,963,667       45,734,486       39,704,243
                                                                 ------------       -------------     ------------     ------------

Distributions to shareholders from:
   Net investment income......................................     (2,092,660)         (1,369,327)      (3,430,862)      (2,516,822)
   Distribution in excess of net investment income............             --                  --               --               --
   Net realized gain on investments...........................     (2,189,067)         (1,848,982)     (21,071,408)      (7,157,977)
   Distribution in excess of net realized capital gains.......             --             (69,205)              --               --
   Return of capital..........................................             --          (2,614,356)              --               --
                                                                 ------------       -------------     ------------     ------------
      Total Distributions.....................................     (4,281,727)         (5,901,870)     (24,502,270)      (9,674,799)
                                                                 ------------       -------------     ------------     ------------

Capital share transactions:
   Net proceeds from sales of shares..........................     49,502,418          19,845,741       64,430,859       48,458,874
   Issued to shareholders in reinvestment of distributions....      4,281,727           5,901,870       24,502,270        9,674,799
   Cost of shares repurchased.................................    (13,298,076)         (2,166,361)      (6,137,358)      (6,765,618)
                                                                 ------------       -------------     ------------     ------------
      Net increase (decrease) from
          capital share transactions..........................     40,486,069          23,581,250       82,795,771       51,368,055
                                                                 ------------       -------------     ------------     ------------
      Total increase (decrease) in net assets.................     60,240,945          38,643,047      104,027,987       81,397,499
                                                                 ------------       -------------     ------------     ------------

NET ASSETS at the end of year (including line A)..............   $151,129,661       $  90,888,716     $295,637,987     $191,610,000
                                                                 ============       =============     ============     ============

(A) Undistributed (distributions in excess of)
      net investment income (loss)............................   $      2,814       $         --      $        --      $     15,372
                                                                 ============       =============     ============     ============

OTHER INFORMATION:
Share transactions:
   Sold.......................................................     24,895,979          11,793,073       46,390,568       41,704,782
   Issued to shareholders in reinvestment of distributions....      2,041,373           3,680,017       17,558,493        7,745,463
   Repurchased................................................     (6,883,771)         (1,326,802)      (4,557,725)      (5,657,491)
                                                                 ------------       -------------     ------------     ------------
      Net increase (decrease) in shares outstanding...........     20,053,581          14,146,288       59,391,336       43,792,754
                                                                 ============       =============     ============     ============

                               See Notes to Financial Statements.
                               -------------------------------------------------

--------------------------------------------------------------------------------
                          Allmerica Investment Trust
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                                       Investment Grade                   Government
                                                                          Income Fund                      Bond Fund
--------------------------------------------------------------------------------------------------------------------------------
                                                                  Years Ended December 31,          Years Ended December 31,
                                                                    1996            1995              1996           1995
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS at beginning of year............................... $141,625,380    $109,971,914     $45,778,124    $42,078,279
                                                               ------------    ------------     -----------    -----------

Increase (Decrease) in net assets
resulting from operations:
   Net investment income (loss) ..............................    9,688,573       8,314,663       2,779,448      2,436,231
   Net realized gain (loss) on investments sold
      and futures contracts...................................      432,085       1,260,297        (507,714)      (120,017)
   Net change in unrealized appreciation
      (depreciation) of investments and futures contracts.....   (4,620,200)     10,604,245        (764,938)     2,762,902
                                                               ------------    ------------     -----------    -----------
   Net increase (decrease) in net assets resulting
      from operations.........................................    5,500,458      20,179,205       1,506,796      5,079,116
                                                               ------------    ------------     -----------    -----------

Distributions to shareholders from:
   Net investment income......................................   (9,688,573)     (8,314,663)     (2,778,718)    (2,436,231)
   Distribution in excess of net investment income............      (34,833)        (60,477)             --        (30,980)
   Net realized gain on investments...........................           --              --              --             --
   Distribution in excess of net realized capital gains.......           --              --              --             --
   Return of capital..........................................           --              --              --             --
                                                               ------------    ------------     -----------    -----------
      Total Distributions.....................................   (9,723,406)     (8,375,140)     (2,778,718)    (2,467,211)
                                                               ------------    ------------     -----------    -----------

Capital share transactions:
   Net proceeds from sales of shares..........................   19,642,102      22,835,470      12,572,808     10,666,760
   Issued to shareholders in reinvestment of distributions....    9,723,406       8,375,140       2,778,718      2,467,211
   Cost of shares repurchased.................................   (9,440,710)    (11,361,209)    (13,461,797)   (12,046,031)
                                                               ------------    ------------     -----------    -----------
      Net increase (decrease) from
          capital share transactions..........................   19,924,798      19,849,401       1,889,729      1,087,940
                                                               ------------    ------------     -----------    -----------
      Total increase (decrease) in net assets.................   15,701,850      31,653,466         617,807      3,699,845
                                                               ------------    ------------     -----------    -----------

NET ASSETS at the end of year (including line A).............. $157,327,230    $141,625,380     $46,395,931    $45,778,124
                                                               ============    ============     ===========    ===========
(A) Undistributed (distributions in excess of)
      net investment income (loss)............................ $     44,163    $        --      $     5,998    $        --
                                                               ============    ============     ===========    ===========
OTHER INFORMATION:
Share transactions:
   Sold.......................................................   18,013,400      21,051,754      11,938,486     10,156,583
   Issued to shareholders in reinvestment of distributions....    9,040,646       7,702,823       2,690,564      2,365,698
   Repurchased................................................   (8,682,856)    (10,574,133)    (12,948,203)   (11,623,145)
                                                               ------------    ------------     -----------    -----------
      Net increase (decrease) in shares outstanding...........   18,371,190      18,180,444       1,680,847        899,136
                                                               ============    ============     ===========    ===========


-----------------------------------------------------------------------------------------------
                                                                          Money Market
                                                                              Fund
-----------------------------------------------------------------------------------------------
                                                                    Years Ended December 31,
                                                                      1996            1995
-----------------------------------------------------------------------------------------------
NET ASSETS at beginning of year...............................   $155,211,174   $95,991,332
                                                                 ------------   -----------

Increase (Decrease) in net assets
resulting from operations:
   Net investment income (loss) ..............................      9,613,835     7,715,400
   Net realized gain (loss) on investments sold
      and futures contracts...................................        (35,900)         (390)
   Net change in unrealized appreciation
      (depreciation) of investments and futures contracts.....             --            --
                                                                 ------------   -----------
   Net increase (decrease) in net assets resulting
      from operations.........................................      9,577,935     7,715,010
                                                                 ------------   -----------

Distributions to shareholders from:
   Net investment income......................................     (9,613,835)   (7,715,400)
   Distribution in excess of net investment income............             --            --
   Net realized gain on investments...........................             --            --
   Distribution in excess of net realized capital gains                    --            --
   Return of capital..........................................             --            --
                                                                 ------------   -----------
      Total Distributions.....................................     (9,613,835)   (7,715,400)
                                                                 ------------   -----------

Capital share transactions:
   Net proceeds from sales of shares..........................    189,973,951   178,261,897
   Issued to shareholders in reinvestment of distributions....      9,613,835     7,715,400
   Cost of shares repurchased.................................   (137,507,328) (126,757,065)
                                                                 ------------   -----------
      Net increase (decrease) from
          capital share transactions..........................     62,080,458    59,220,232
                                                                 ------------   -----------
      Total increase (decrease) in net assets.................     62,044,558    59,219,842
                                                                 ------------   -----------

NET ASSETS at the end of year (including line A)..............   $217,255,732  $155,211,174
                                                                 ============   ===========
(A) Undistributed (distributions in excess of)
      net investment income (loss)............................   $         --   $        --
                                                                 ============   ===========
OTHER INFORMATION:
Share transactions:
   Sold.......................................................    189,973,951   178,261,897
   Issued to shareholders in reinvestment of distributions....      9,613,835     7,715,400
   Repurchased................................................   (137,507,328) (126,757,065)
                                                                 ------------   -----------
      Net increase (decrease) in shares outstanding...........     62,080,458    59,220,232
                                                                 ============   ===========


----------------------------------------------

--------------------------------------------------------------------------------
                          Allmerica Investment Trust
--------------------------------------------------------------------------------
      FINANCIAL HIGHLIGHTS - For a Share Outstanding Throughout Each Year
--------------------------------------------------------------------------------

                      Income from Investment Operations                       Less Distributions
                    -----------------------------------------     -------------------------------------------
                                         Net Realized                                                                        Net
                     Net                     and                            Distributions                                  Increase
                    Asset                Unrealized               Dividends   from Net                                    (Decrease)
                    Value      Net       Gain (Loss)  Total from  from Net    Realized  Distributions                         in
 Year Ended       Beginning Investment        on      Investment  Investment   Capital       in     Return of    Total     Net Asset
December 31,       of Year  Income/(2)/  Investments  Operations   Income       Gains      Excess   Capital   Distributions  Value
------------      --------  -----------  -----------  ----------   -------- ----------- ----------  --------- ------------- --------
 Select Aggressive
   Growth Fund/(1)/
      1996          $ 1.848  $ (0.009)   $  0.351     $  0.342    $    --   $ (0.153)   $    --     $   --     $ (0.153)    $ 0.189
      1995            1.397    (0.001)      0.452        0.451         --         --         --         --           --       0.451
      1994            1.431    (0.002)     (0.032)      (0.034)        --         --         --         --           --      (0.034)
      1993            1.197     0.001       0.234        0.235     (0.001)        --         --         --       (0.001)      0.234
      1992            1.000     0.001       0.197        0.198     (0.001)        --         --         --       (0.001)      0.197

 Select Capital
Appreciation Fund/(1)/
      1996            1.369    (0.003)      0.124        0.121         --     (0.005)        --         --       (0.005)      0.116
      1995            1.000    (0.001)      0.397        0.396         --     (0.027)        --         --       (0.027)      0.369

    Small Cap
  Value Fund/(1)/
      1996            1.238     0.011       0.342        0.353     (0.011)    (0.069)        --         --       (0.080)      0.273
      1995            1.089     0.009       0.183        0.192     (0.009)    (0.033)    (0.001)(3)     --       (0.043)      0.149
      1994            1.170     0.005      (0.081)      (0.076)    (0.005)        --         --         --       (0.005)     (0.081)
      1993            1.000     0.002       0.176        0.178     (0.002)    (0.006)        --         --       (0.008)      0.170

Select International
  Equity Fund/(1)/
      1996            1.136     0.011       0.238        0.249     (0.012)    (0.003)    (0.014)(4)     --       (0.029)      0.220
      1995            0.963     0.013       0.176        0.189     (0.011)    (0.005)        --         --       (0.016)      0.173
      1994            1.000     0.003      (0.038)      (0.035)    (0.001)    (0.001)        --         --       (0.002)     (0.037)

Select Growth Fund/(1)/
      1996            1.369     0.005       0.297        0.302     (0.005)    (0.236)        --         --       (0.241)      0.061
      1995            1.099        --       0.270        0.270         --         --         --         --           --       0.270
      1994            1.119     0.003      (0.020)      (0.017)    (0.003)        --         --         --       (0.003)     (0.020)
      1993            1.111     0.001       0.008        0.009     (0.001)        --         --         --       (0.001)      0.008
      1992            1.000     0.001       0.111        0.112     (0.001)        --         --         --       (0.001)      0.111




                         See Notes to Financial Statements.
                         -------------------------------------------------------
F-42

--------------------------------------------------------------------------------
                          Allmerica Investment Trust
--------------------------------------------------------------------------------
                           Ratios/Supplemental Data
         -------------------------------------------------------------
                               Ratios To Average Net Assets
             ----------------------------------------------------

                       Net Asset            Net Assets
                          Value              End of        Net
  Year Ended             End of    Total      Year       Investment       Operating Expenses            Management Fee
 December 31,             Year     Return    (000's)      Income        (A)      (B)        (C)       Gross          Net
-------------------   ----------- --------- -----------  ----------    ------   ------     ------    ------       -------
 Select Aggressive
   Growth Fund/(1)/
      1996            $ 2.037     18.55%    $ 407,442      (0.53)%       1.08%    1.08%     1.08%       1.00%          1.00%
      1995              1.848     32.28%      254,872      (0.07)%       1.09%      --      1.09%       1.00%          1.00%
      1994              1.397     (2.31)%     136,573      (0.21)%       1.16%      --      1.16%       1.00%          1.00%
      1993              1.431     19.51%       66,251       0.10%        1.19%      --      1.23%       1.00%          0.96%
      1992              1.197     19.85%**      9,270       0.34%*       1.35%*     --      1.88%*       N/A            N/A

 Select Capital
Appreciation Fund/(1)/
      1996              1.485      8.80%      142,680      (0.32)%       1.13%    1.13%     1.13%       1.00%          1.00%
      1995              1.369     39.56%**     41,376      (0.25)%*      1.35%*     --      1.42%*      1.00%*         0.93%*

    Small Cap
  Value Fund/(1)/
      1996              1.511     28.53%      113,969       0.91%        0.95%    0.97%     0.97%       0.85%          0.85%
      1995              1.238     17.60%       64,575       0.86%        1.01%      --      1.01%       0.85%          0.85%
      1994              1.089     (6.51)%      41,342       0.64%        1.08%      --      1.09%       0.85%          0.84%
      1993              1.170     17.74%**     12,731       0.52%*       1.22%*     --      2.03%       0.85%*         0.04%*

Select International
  Equity Fund/(1)/
      1996              1.356     21.94%      246,877       1.22%        1.20%    1.23%     1.23%       1.00%          1.00%
      1995              1.136     19.63%      104,312       1.68%        1.24%      --      1.24%       1.00%          1.00%
      1994              0.963     (3.49)%**    40,498       0.87%*       1.50%*     --      1.78%*      1.00%*         0.72%*

Select Growth Fund/(1)/
      1996              1.430     22.02%      228,551       0.38%        0.92%    0.93%     0.93%       0.85%          0.85%
      1995              1.369     24.59%      143,125       0.02%        0.97%      --      0.97%       0.85%          0.85%
      1994              1.099     (1.49)%      88,263       0.37%        1.03%      --      1.03%       0.85%          0.85%
      1993              1.119      0.84%       53,854       0.15%        1.05%      --      1.08%       0.85%          0.82%
      1992              1.111     11.25%**      9,308       0.40%*       1.20%*     --      1.72%*       N/A            N/A




                        Portfolio        Average
 Year Ended             Turnover       Commissions
 December 31,            Rate           Rate(D)
-------------           ----------     -----------
 Select Aggressive
   Growth Fund/(1)/
      1996                113%         $ 0.0597
      1995                104%               --
      1994                100%               --
      1993                 76%               --
      1992                 33%               --

 Select Capital
Appreciation Fund/(1)/
      1996                 98%           0.0414
      1995                 95%               --

    Small Cap
  Value Fund/(1)/
      1996                 20%           0.0497
      1995                 17%               --
      1994                  4%               --
      1993                  8%               --

Select International
  Equity Fund/(1)/
      1996                 18%           0.0248
      1995                 24%               --
      1994                 19%               --

Select Growth Fund/(1)/
      1996                159%           0.0457
      1995                 51%               --
      1994                 55%               --
      1993                 65%               --
      1992                  3%               --


--------------------------
*    Annualized
**   Not Annualized
(A) Including reimbursements and reductions.
(B) Excluding reductions. Certain Portfolios have entered into varying arrangements with brokers who reduced a portion of the Portfolio's expenses (see Note 5 of Notes to Financial Statements).
(C) Excluding reimbursements and reductions.
(D) For fiscal years beginning on or after September 1, 1995, a Portfolio is required to disclose its average commission rate per share for trades for which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.
(1) The Select Aggressive Growth Fund commenced operations on August 21, 1992. The Select Capital Appreciation Fund commenced operations on April 28, 1995 The Small Cap Value Fund commenced operations on April 30, 1993. The Select International Fund commenced operations on May 2, 1994. The Select Growth Fund commenced operations on August 21,1992.
(2) Net investment income per share before reimbursement of fees by the investment adviser or reductions were $0.000 in 1993 and $(0.001) in 1992 for Select Aggressive Growth Fund; $(0.001) in 1995 for Select Capital Appreciation Fund; $0.010 in 1996, $0.005 in 1994 and $(0.001) in 1993 for
    Small Cap Value Fund; $0.011 in 1996 and $0.002 in 1994 for Select International Equity Fund; and $0.005 in 1996, $0.001 in 1993 and $0.000 in 1992 for Select Growth Fund.
(3)  Distributions in Excess of Net Realized Capital Gains.
(4)  Distributions in Excess of Net Investment Income.



-------------------------------------------------------
                                                                           F-43

--------------------------------------------------------------------------------
                          Allmerica Investment Trust
--------------------------------------------------------------------------------
      FINANCIAL HIGHLIGHTS - For a Share Outstanding Throughout Each Year
--------------------------------------------------------------------------------

                          Income from Investment Operations                        Less Distributions
                     -------------------------------------------  --------------------------------------------------
                                       Net Realized
                     Net                    and                              Distributions
                    Asset               Unrealized               Dividends     from Net
                    Value      Net      Gain (Loss)  Total from   from Net      Realized
 Year Ended       Beginning Investment       on      Investment  Investment     Capital     Distributions  Return of
December 31,       of Year  Income/(2)/ Investments  Operations    Income         Gains       in Excess     Capital
------------      --------- ----------  -----------  ----------  ----------  -------------  -------------  ---------
    Growth
     Fund
     1996          $2.176     $0.047       $0.386      $0.433     $(0.048)      $(0.228)         $ --         $ --
     1995           1.814      0.049        0.539       0.588      (0.049)       (0.177)           --           --
     1994           1.939      0.043       (0.041)      0.002      (0.043)       (0.084)           --           --
     1993           2.034      0.039        0.095       0.134      (0.039)       (0.180)           --       (0.010)
     1992           1.976      0.034        0.105       0.139      (0.034)       (0.047)           --           --

 Equity Index
     Fund
     1996           1.827      0.035        0.370       0.405      (0.035)       (0.032)           --           --
     1995           1.468      0.035        0.474       0.509      (0.035)       (0.047)       (0.002)/(3)/ (0.066)
     1994           1.505      0.033       (0.018)      0.015      (0.033)       (0.019)           --           --
     1993           1.409      0.032        0.102       0.134      (0.031)       (0.007)           --           --
     1992           1.354      0.030        0.066       0.096      (0.031)       (0.010)           --           --

Select Growth and
 Income Fund/(1)/
     1996           1.268      0.020        0.246       0.266      (0.020)       (0.109)           --           --
     1995           1.027      0.019        0.290       0.309      (0.019)       (0.049)           --           --
     1994           1.069      0.025       (0.018)      0.007      (0.025)       (0.017)       (0.007)/(3)/     --
     1993           0.990      0.023        0.079       0.102      (0.023)           --            --           --
     1992           1.000      0.008       (0.009)     (0.001)     (0.008)       (0.001)           --           --

                                        Net
                                      Increase
                                     (Decrease)
                                        in
 Year Ended             Total        Net Asset
December 31,        Distributions      Value
------------        -------------  -------------
    Growth
     Fund
     1996              $(0.276)       $0.157
     1995               (0.226)        0.362
     1994               (0.127)       (0.125)
     1993               (0.229)       (0.095)
     1992               (0.081)        0.058

 Equity Index
     Fund
     1996               (0.067)        0.338
     1995               (0.150)        0.359
     1994               (0.052)       (0.037)
     1993               (0.038)        0.096
     1992               (0.041)        0.055

Select Growth and
 Income Fund/(1)/
     1996               (0.129)        0.137
     1995               (0.068)        0.241
     1994               (0.049)       (0.042)
     1993               (0.023)        0.079
     1992               (0.009)       (0.010)


____________________
*    Annualized
**   Not Annualized
(A)  Including reimbursements and reductions.
(B) Excluding reductions. Certain Portfolios have entered into varying arrangements with brokers who reduced a portion of the Portfolio's expenses (see Note 5 of Notes to Financial Statements).
(C)  Excluding reimbursements and reductions.
(D) For fiscal years beginning on or after September 1, 1995, a Portfolio is required to disclose its average commission rate per share for trades for which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.
(1)  The Select Growth and Income Fund commenced operations on August 21, 1992.
(2) Net investment income per share before reimbursement of fees by the investment adviser or reductions were $0.046 in 1996 and $0.038 in 1993 for Growth Fund; $0.031 in 1993, and $0.028 in 1992 for Equity Index Fund and $0.019 in 1996, $0.023 in 1993 and $0.005 in 1992 for Select Growth and
     Income Fund.
(3)  Distributions in excess of net realized capital gains.


                         See Notes to Financial Statements.
                         -------------------------------------------------------

--------------------------------------------------------------------------------
                          Allmerica Investment Trust
--------------------------------------------------------------------------------

                                                                           Ratios/Supplemental Data
                                          ------------------------------------------------------------------------------------------
                                                                               Ratios To Average Net Assets
                                                         ---------------------------------------------------------------

                      Net Asset          Net Assets
                        Value              End of            Net
  Year Ended           End of     Total     Year         Investment        Operating Expenses           Management Fee
 December 31,           Year     Return    (000's)         Income         (A)      (B)      (C)        Gross         Net
 ------------         ---------  ------  ----------      ----------       ---------------------        -----         ---
    Growth
     Fund
     1996              $ 2.333   20.19%  $ 556,751          2.04%        0.48%    0.51%    0.51%       0.44%        0.44%
     1995                2.176   32.80%    444,871          2.34%        0.54%      --     0.54%       0.46%        0.46%
     1994                1.814    0.16%    335,714          2.25%        0.56%      --     0.56%       0.48%        0.48%
     1993                1.939    6.66%    338,545          1.92%        0.54%      --     0.55%       0.49%        0.48%
     1992                2.034    7.11%    270,828          1.85%        0.58%      --     0.58%        N/A          N/A

 Equity Index
     Fund
     1996                2.165   22.30%    151,130          1.79%        0.46%    0.46%    0.46%       0.32%        0.32%
     1995                1.827   36.18%     90,889          1.96%        0.55%      --     0.55%       0.34%        0.34%
     1994                1.468    1.06%     52,246          2.25%        0.57%      --     0.57%       0.35%        0.35%
     1993                1.505    9.53%     42,842          2.28%        0.57%      --     0.63%       0.35%        0.29%
     1992                1.409    7.25%     22,393          2.47%        0.57%      --     0.75%        N/A          N/A

Select Growth and
 Income Fund/(1)/
     1996                1.405   21.26%    295,638          1.44%        0.80%    0.83%    0.83%       0.75%        0.75%
     1995                1.268   30.32%    191,610          1.69%        0.85%      --     0.85%       0.75%        0.75%
     1994                1.027    0.73%    110,213          2.51%        0.91%      --     0.91%       0.75%        0.75%
     1993                1.069   10.37%     60,518          2.73%        0.99%      --     1.03%       0.75%        0.71%
     1992                0.990   (0.11)%**   7,302          3.20%*       1.10%*     --     2.37%*       N/A          N/A


                        ----------



                         Portfolio     Average
 Year Ended              Turnover    Commissions
December 31,               Rate        Rate/(D)/
------------             ---------   -----------
    Growth
     Fund
     1996                  72%       $ 0.0576
     1995                  64%             --
     1994                  46%             --
     1993                  42%             --
     1992                  19%             --

 Equity Index
     Fund
     1996                  12%        0.0395
     1995                   8%            --
     1994                   7%            --
     1993                   4%            --
     1992                   6%            --

Select Growth and
 Income Fund/(1)/
     1996                  78%        0.0563
     1995                 112%            --
     1994                 107%            --
     1993                  25%            --
     1992                   4%            --

-------------------------------------------------------

--------------------------------------------------------------------------------
                          Allmerica Investment Trust
--------------------------------------------------------------------------------

      FINANCIAL HIGHLIGHTS - For a Share Outstanding Throughout Each Year
--------------------------------------------------------------------------------

                         Income from Investment Operations                   Less Distributions
                     ----------------------------------------- ----------------------------------------------
                                        Net Realized                                                                         Net
                     Net                   and                           Distributions Distributions                       Increase
                    Asset               Unrealized              Dividends  from Net      in Excess                        (Decrease)
                    Value      Net      Gain (Loss) Total from  from Net   Realized       of Net                              in
    Year Ended    Beginning Investment      on      Investment Investment   Capital     Investment Return of    Total      Net Asset
   December 31,    of Year  Income/(1)/ Investments Operations   Income      Gains        Income    Capital  Distributions   Value
  --------------  --------- ----------- ----------- ---------- ---------- ------------ ----------- --------- ------------- ---------
 Investment Grade
   Income Fund
      1996          $1.117    $0.070      $(0.033)    $0.037     $(0.070)    $    --     $    --    $    --     $(0.070)    $(0.033)
      1995           1.012     0.071        0.106      0.177       0.071          --      (0.001)        --      (0.072)      0.105
      1994           1.111     0.066       (0.099)    (0.033)     (0.066)         --          --         --      (0.066)     (0.099)
      1993           1.074     0.065        0.049      0.114      (0.065)     (0.012)         --         --      (0.077)      0.037
      1992           1.085     0.075        0.013      0.088      (0.075)     (0.024)         --         --      (0.099)     (0.011)

   Government
    Bond Fund
      1996           1.062     0.062       (0.026)     0.036      (0.062)         --          --         --      (0.062)     (0.026)
      1995           0.997     0.062        0.066      0.128      (0.062)         --      (0.001)        --      (0.063)      0.065
      1994           1.070     0.063       (0.073)    (0.010)     (0.063)         --          --         --      (0.063)     (0.073)
      1993           1.051     0.055        0.024      0.079      (0.055)     (0.003)         --     (0.002)     (0.060)      0.019
      1992           1.047     0.057        0.009      0.066      (0.057)     (0.005)         --         --      (0.062)      0.004

  Money Market
      Fund
      1996           1.000     0.052           --      0.052      (0.052)         --          --         --      (0.052)         --
      1995           1.000     0.057           --      0.057      (0.057)         --          --         --      (0.057)         --
      1994           1.000     0.039           --      0.039      (0.039)         --          --         --      (0.039)         --
      1993           1.000     0.030           --      0.030      (0.030)         --          --         --      (0.030)         --
      1992           1.000     0.037           --      0.037      (0.037)         --          --         --      (0.037)         --



------------------------
(A) Including reimbursements and reductions.
(B) Excluding reductions. Certain Portfolios have entered into varying arrangements with brokers who reduced a portion of the Portfolio's expenses (See Note 5 of Notes to Financial Statements).
(C) Excluding reimbursements and reductions.
(D) For fiscal years beginning on or after September 1, 1995, a Portfolio is required to disclose its average commission rate per share for trades for which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.
(1) Net investment income per share before reimbursement of fees by the investment adviser were $0.065 in 1993 for Investment Grade Income Fund; $0.055 in 1993 and $0.056 in 1992 for Government Bond Fund; and $0.030 in 1993 for Money Market Fund.













                         See Notes to Financial Statements.
                         -------------------------------------------------------
F-46

--------------------------------------------------------------------------------
                          Allmerica Investment Trust
--------------------------------------------------------------------------------


                           Ratios/Supplemental Data
    -----------------------------------------------------------------------
                         Ratios To Average Net Assets
                ----------------------------------------------

                        Net Asset          Net Assets
                          Value              End of            Net
    Year Ended           End of     Total     Year         Investment        Operating Expenses             Management Fee
   December 31,           Year     Return    (000's)         Income        (A)       (B)      (C)        Gross           Net
 ----------------     ----------- -------- ----------    --------------  ------    ------   -------     -------         -----
 Investment Grade
   Income Fund
       1996           $  1.084      3.56%   $157,327          6.50%       0.52%     0.52%     0.52%       0.40%         0.40%
       1995              1.117     17.84%    141,625          6.66%       0.53%       --      0.53%       0.41%         0.41%
       1994              1.012     (2.96)%   109,972          6.25%       0.58%       --      0.58%       0.42%         0.42%
       1993              1.111     10.80     107,124          6.16%       0.54%       --      0.55%       0.45%         0.44%
       1992              1.074      8.33%     52,874          7.25%       0.59%       --      0.59%        N/A           N/A

    Government
     Bond Fund
       1996              1.036      3.51%     46,396          5.90%       0.66%     0.66%     0.66%       0.50%         0.50%
       1995              1.062     13.06%     45,778          5.91%       0.69%       --      0.69%       0.50%         0.50%
       1994              0.997     (0.88)%    42,078          5.60%       0.70%       --      0.70%       0.50%         0.50%
       1993              1.070      7.51%     77,105          5.51%       0.61%       --      0.62%       0.50%         0.49%
       1992              1.051      6.59%     33,689          6.13%       0.68%       --      0.69%        N/A           N/A

   Money Market
       Fund
       1996              1.000      5.36%    217,256          5.22%       0.34%     0.34%     0.34%       0.28%         0.28%
       1995              1.000      5.84%    155,211          5.68%       0.36%       --      0.36%       0.29%         0.29%
       1994              1.000      3.93%     95,991          3.94%       0.45%       --      0.45%       0.31%         0.31%
       1993              1.000      3.00%     71,052          2.95%       0.42%       --      0.43%       0.32%         0.31%
       1992              1.000      3.78%     64,506          3.65%       0.44%       --      0.44%        N/A           N/A



                         Portfolio    Average
    Year Ended           Turnover   Commissions
   December 31,           Rate        Rate(D)
 ----------------       ----------- -----------
 Investment Grade
   Income Fund
       1996                 108%            --
       1995                 126%            --
       1994                 129%            --
       1993                  55%            --
       1992                  71%            --

    Government
    Bond Fund
       1996                 112%            --
       1995                 180%            --
       1994                 106%            --
       1993                  35%            --
       1992                  67%            --

   Money Market
       Fund
       1996                 N/A             --
       1995                 N/A             --
       1994                 N/A             --
       1993                 N/A             --
       1992                 N/A             --







-------------------------------------------------------

-------------------------------------------------------------------------------
                          Allmerica Investment Trust
-------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------
1.   ORGANIZATION

Allmerica Investment Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company established as a Massachusetts business trust for the purpose of providing a vehicle for the investment of assets of various separate accounts established by Allmerica Financial Life Insurance and Annuity Company, a wholly-owned subsidiary of First Allmerica Financial Life Insurance Company ("First Allmerica") or other affiliated insurance companies. As of the date of this report, the Trust offered twelve managed investment portfolios. The accompanying financial statements and financial highlights are those of the Select Aggressive Growth, Select Capital Appreciation, Small Cap Value, Select International Equity, Select Growth, Growth, Equity Index, Select Growth and Income, Investment Grade Income, Government Bond and Money Market Funds (individually, a "Portfolio," collectively, the "Portfolios") only.

2.   SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with generally accepted accounting principles requires estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies which are in conformity with generally accepted accounting principles consistently followed by the Trust in the preparation of its financial statements.

Security Valuation: Securities which are traded on a recognized exchange (including securities traded through the National Market System) are valued at the last sale price on the securities exchange on which such securities are primarily traded or, if there were no sales that day, at the mean of the closing bid and asked price. Over-the-counter securities that are not traded through the National Market System are valued on the basis of the bid price at the close of business each day. Short-term investments that mature in 60 days or less are valued at amortized cost. Corporate debt securities and debt securities of the U.S. Government and its agencies (other than short-term investments) are valued by an independent pricing service approved by the Board of Trustees which utilizes market quotations and transactions, quotations from dealers and various relationships among securities in determining value. If not valued by a pricing service, such securities are valued at prices obtained from independent brokers. Investments with prices that cannot be readily obtained are carried at fair value as determined in good faith under consistently applied procedures established by and under the supervision of the Board of Trustees. The investments of the Money Market Fund are valued utilizing the amortized cost valuation method permitted in accordance with Rule 2a-7 under the Investment Company Act of 1940. This method involves valuing a portfolio security initially at its cost and thereafter assuming a constant amortization to maturity of any discount or premium.

Forward Foreign Currency Contracts: The Select International Equity and Select Capital Appreciation Funds may enter into forward foreign currency contracts whereby the Portfolios agree to sell a specific currency at a specific price at a future date in an attempt to hedge against fluctuations in the value of the underlying currency of certain portfolio instruments. Forward foreign currency contracts are valued at the daily exchange rate of the underlying currency with any fluctuations recorded as unrealized gains or losses. Purchases and sales of forward foreign currency contracts are offset and presented on a net basis in the Statement of Assets and Liabilities. Gains or losses on the purchase or sale of forward foreign currency contracts having the same settlement date and broker are recognized on the date of offset, otherwise gains and losses are recognized on settlement date.

Foreign Currency Translation: Investment valuations, other assets and liabilities denominated in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments and income and expenses are converted into U.S. dollars based upon exchange rates prevailing on the respective dates of such transactions. That portion of unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed.

Security Transactions and Investment Income: Security transactions are recorded on the trade date. Net realized gains and losses from security transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and consists of interest accrued and, if applicable, discounts earned on original issue discount bonds, zero coup-



                         -------------------------------------------------------

--------------------------------------------------------------------------------
                          Allmerica Investment Trust
--------------------------------------------------------------------------------
                  NOTES TO FINANCIAL STATEMENTS, Continued
--------------------------------------------------------------------------------
ton bonds, stepped-coupon bonds and payment in kind bonds, are accreted. Dividend income is recorded on the ex-dividend date.

Federal Income Taxes: The Trust treats each Portfolio as a separate entity for Federal income tax purposes. Each Portfolio intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, each Portfolio will not be subject to Federal income taxes to the extent it distributes all of its taxable income and net realized gains for the tax year ending December 31. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, each Portfolio will not be subject to Federal excise tax. Therefore, no Federal income tax provision is required. Withholding taxes on foreign dividend income and gains have been paid or provided for in accordance with the applicable country's tax rules and rates.

Paid-in capital, undistributed net investment income and accumulated net realized gain (loss) have been adjusted in the Statement of Assets and Liabilities for permanent book-tax differences for all Portfolios with the exception of the Money Market Portfolio for the year ended December 31, 1996.

Distributions to Shareholders: Dividends from net investment income are declared and reinvested daily for the Money Market Fund, declared and distributed quarterly for the Growth, Select Growth and Income, Equity Index, Investment Grade Income and Government Bond Funds, and annually for the Select International Equity, Select Aggressive Growth, Select Capital Appreciation, Small Cap Value and Select Growth Funds. All Portfolios declare and distribute all net realized capital gains, if any, at least annually. The distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments in the timing of the recognition of gains or losses and forwards, including "Post October Losses" and permanent differences due to differing treatments for paydown gains/losses on certain securities, foreign currency transactions, market discount, non-taxable dividends and losses deferred due to wash sales. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

Permanent book-tax differences, if any, are not included in ending undistributed net investment income for the purpose of calculating net investment income per share in the Financial Highlights.

Futures Contracts: All Portfolios may enter into futures contracts for the delayed delivery of securities at a fixed price at some future date or the change in value of a specified financial index over a predetermined time period. Cash or securities are deposited with brokers in order to establish and maintain a position. Subsequent payments made or received by the Fund based on the daily change in the market value of the position are recorded as unrealized gain or loss until the contract is closed out, at which time the gain or loss is realized.

Organization Costs: Each Portfolio bears all costs in connection with its organization, including the fees and expenses of registering and qualifying its shares for distribution under Federal and state securities regulations. All such costs are being amortized using the straight-line method over a period of five years beginning with the commencement of the Portfolio's operation. The Investment Adviser incurred all start up costs of the Portfolios except for Select Capital Appreciation.

Expenses: The Trust accounts separately for assets, liabilities and operations of each Portfolio. Expenses directly attributed to a Portfolio are charged to the Portfolio, while expenses which are attributable to more than one Portfolio of the Trust are allocated among the respective Portfolios.

Forward Commitments: Each Portfolio except the Small Cap Value and the Money Market Funds may from time to time purchase securities on a forward commitment basis. Debt securities are often issued on this basis. The yield of such securities is fixed at the time a commitment to purchase is made, with actual payment and delivery of the security generally taking place 15 to 45 days later. During the period between purchase and settlement, typically no payment is made by a Portfolio and no interest accrues to the Portfolio. The market value of forward commitments may be more or less than the purchase price payable at settlement date.


-------------------------------------------------------

--------------------------------------------------------------------------------
                          Allmerica Investment Trust
--------------------------------------------------------------------------------
                   NOTES TO FINANCIAL STATEMENTS, Continued
--------------------------------------------------------------------------------
3.   INVESTMENT ADVISORY, ADMINISTRATION
     AND OTHER RELATED PARTY TRANSACTIONS

Allmerica Investment Management Company, Inc. (the "Manager"), a wholly-owned subsidiary of First Allmerica, serves as Investment Adviser and Administrator to the Trust. Under the terms of the management agreement, the Portfolios pay a management fee, calculated daily and payable monthly, at an annual rate based upon the following fee schedule:

                                                Percentage of Average Daily Net Asset Value

                                           First                   Next                  On the
Portfolio                               $50,000,000            $200,000,000             Remainder
-----------------------------------------------------------------------------------------------------
Select Aggressive Growth                   1.00%                   1.00%                  1.00%
Select Capital Appreciation                1.00%                   1.00%                  1.00%
Small Cap Value                            0.85%                   0.85%                  0.85%
Select International Equity                1.00%                   1.00%                  1.00%
Select Growth                              0.85%                   0.85%                  0.85%
Growth                                     0.60%                   0.50%                  0.35%
Equity Index                               0.35%                   0.30%                  0.25%
Select Growth and Income                   0.75%                   0.75%                  0.75%
Investment Grade Income                    0.50%                   0.35%                  0.25%
Government Bond                            0.50%                   0.50%                  0.50%
Money Market                               0.35%                   0.25%                  0.20%

The Manager has entered into Sub-Adviser Agreements for the management of the investments of each of the Portfolios. The Manager is solely responsible for the payment of all fees to the Sub-Advisers.
The Sub-Advisers for each of the Portfolios are as follows:

       Select Aggressive Growth          Nicholas-Applegate Capital Management
       Select Capital Appreciation       Janus Capital Corporation
       Small Cap Value                   CRM Advisors, LLC
       Select International Equity       Bank of Ireland Asset Management
       Select Growth                     Putnam Investment Management, Inc.
       Growth                            Miller Anderson & Sherrerd, LLP
       Equity Index                      Allmerica Asset Management, Inc.
       Select Growth and Income          John A. Levin & Co., Inc.
       Investment Grade Income           Allmerica Asset Management, Inc.
       Government Bond                   Allmerica Asset Management, Inc.
       Money Market                      Allmerica Asset Management, Inc.

Effective July 1, 1996, Putnam Investment Management, Inc. replaced Provident Investment Counsel as Sub-Adviser for the Select Growth Fund. Also, effective January 1, 1997,CRM Advisors, LLC, an affiliate of Cramer Rosenthal McGlynn, Inc., replaced David L. Babson & Co., Inc. as Sub-Adviser for the Small Cap Value Fund, which was approved by the Trustees of the Trust at a meeting held on December 11, 1996.

The Manager has entered into an Administrative Services Agreement with First Data Investor Services Group, Inc. ("FDISG"), a wholly-owned subsidiary of First Data Corporation, whereby FDISG performs administrative services for the Portfolios and is entitled to receive an administrative fee and certain out-of-pocket expenses. The Manager is solely responsible for the payment of the administration fee to FDISG. In a separate agreement, FDISG receives separate fees from the Portfolios for certain fund accounting services provided in its capacity as pricing and bookkeeping agent.

The Trust pays no salaries or compensation to any of its officers. Trustees who are not directors, officers, or employees of the Trust or any investment adviser are reimbursed for their travel expenses in attending meetings of the Trustees, and receive quarterly meeting and retainer fees for their services. Such amounts are paid by the Trust.

                         -------------------------------------------------------

--------------------------------------------------------------------------------
                          Allmerica Investment Trust
--------------------------------------------------------------------------------
                   NOTES TO FINANCIAL STATEMENTS, Continued
--------------------------------------------------------------------------------
4.   REIMBURSEMENT OF EXPENSES

In the event normal operating expenses of each Portfolio, excluding taxes, interest, broker commissions and extraordinary expenses, but including the advisory fee, exceed certain voluntary expense limitations (Select International Equity Fund - 1.50%, Select Aggressive Growth Fund - 1.35%, Select Capital Appreciation Fund - 1.35%, Small Cap Value Fund - 1.25%, Growth Fund - 1.20%, Select Growth Fund - 1.20%, Equity Index Fund - 0.60%, Select Growth and Income Fund - 1.10%, Investment Grade Income Fund - 1.00%, Government Bond Fund - 1.00% and Money Market Fund - 0.60%), the Manager will bear such expenses directly or reduce its compensation from the Portfolios by the excess of the stated expense limitations. Expense limitations may be removed or revised without prior notice to existing shareholders. The Manager will voluntarily reimburse its fees and any expenses in excess of the expense limitations.

5.   REDUCTION OF EXPENSES

Certain Portfolios have entered into agreements with brokers whereby the brokers will rebate a portion of commissions. Such amounts earned by the Portfolios, under such agreements, are presented as a reduction of expenses in the Statements of Operations.


6.   SHARES OF BENEFICIAL INTEREST

The Trust's Declaration of Trust authorizes the Trustees to issue an unlimited number of shares of beneficial interest for the Portfolios, each without a par value.

7.   FOREIGN SECURITIES

Each Portfolio, except Small Cap Value Fund, Government Bond Fund, Investment Grade Income Fund and Money Market Fund, may purchase securities of foreign issuers. Investing in such securities involves special risks not typically associated with investing in securities of U.S. issuers. The risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers. The Investment Grade Income Fund may not invest in foreign securities other than obligations issued by the government of Canada and its political subdivisions.

8.   FINANCIAL INSTRUMENTS

Investing in certain financial instruments including forward foreign currency and futures contracts involves risk other than that reflected in the Statement of Assets and Liabilities. Risks associated with these instruments include the potential for an imperfect correlation between the movements in the price of the instruments and the price of the underlying securities and interest rates, an illiquid secondary market for the instruments or inability of counterparties to perform under the terms of the contract, and changes in the value of foreign currency relative to the U.S. dollar.

-------------------------------------------------------

--------------------------------------------------------------------------------
                          Allmerica Investment Trust
--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------

SHAREHOLDER VOTING RESULTS: (Unaudited)

At the Meeting of Shareholders of the Select Growth and Income Fund, held on April 2, 1996, shareholders approved the new Sub-Adviser agreement between the Manager and John A. Levin and Co., Inc. with respect to the Portfolio. The results were as follows:


         Shares For              Shares Against            Shares Abstaining           % of Shares Voted
         -----------             --------------            -----------------           -----------------
         147,754,887                2,650,753                  3,350,343                    100.00%

At the Meeting of Shareholders of the Select Growth Fund, held on September 18, 1996, shareholders approved the new Sub-Adviser agreement between the Manager and Putnam Investment Management, Inc. with respect to the Portfolio. The results were as follows:

         Shares For              Shares Against            Shares Abstaining           % of Shares Voted
         -----------             --------------            -----------------           -----------------
         108,701,037                1,469,598                  4,284,038                    100.00%

                         -------------------------------------------------------

--------------------------------------------------------------------------------
                          Allmerica Investment Trust
--------------------------------------------------------------------------------
                            REGULATORY DISCLOSURES
--------------------------------------------------------------------------------

The performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

An investment in the Money Market Fund is neither insured nor guaranteed by the U.S. Government, and there can be no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds and is not authorized for distribution to prospective investors in the flexible premium variable life insurance or annuity products of Allmerica Financial Life Insurance and Annuity Company or First Allmerica Financial Life Insurance Company unless accompanied or preceded by effective prospectuses for the flexible premium variable life insurance or annuity products of Allmerica Financial Life Insurance and Annuity Company or First Allmerica Financial Life Insurance Company, Allmerica Investment Trust, Variable Insurance Products Fund, Delaware Group Premium Fund International Equity Series, and T. Rowe Price International Stock Portfolio, which include important information related to charges and expenses.


                               CLIENT NOTICES
-------------------------------------------------------------------------------

This annual report includes financial statements for Allmerica Investment Trust. It does not include financial statements for the separate accounts that correspond to the Vari-Exceptional Life Plus contracts.Separate account financial statements will no longer be provided in the annual report. If you would like to receive separate account financial statements as of December 31, 1996, they may be obtained from Allmerica Investments, Inc., 440 Lincoln Street, Worcester, MA 01653, 1-800-828-0540, extension 201.


-------------------------------------------------------

--------------------------------------------------------------------------------
                       REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------





To the Trustees and Shareholders
of the Allmerica Investment Trust

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments (except for Moody's Ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Select Aggressive Growth Fund, Select Capital Appreciation Fund, Small Cap Value Fund, Select International Equity Fund, Select Growth Fund, Growth Fund, Equity Index Fund, Select Growth and Income Fund, Investment Grade Income Fund, Government Bond Fund, and Money Market Fund (each a portfolio series of the Allmerica Investment Trust, hereafter referred to as the "Trust") at December 31, 1996, the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.


Price Waterhouse LLP
Boston, Massachusetts
February 14, 1997


                         -------------------------------------------------------

                      This page left blank intentionally.

                      This page left blank intentionally.

                          Vari-Exceptional Life Plus

Vari-Exceptional Life Plus is issued by Allmerica Financial Life Insurance and Annuity Company and is distributed by Allmerica Investments, Inc.

To be preceded or accompanied by the current prospectus. Read it carefully before investing.


                  [LOGO OF ALLMERICA FINANCIAL APPEARS HERE]


First Allmerica Financial Life Insurance Company . Allmerica Financial Life Insurance and Annuity Company (licensed in all states except NY & HI)
Allmerica Trust Company, N.A. . Allmerica Investment, Inc. . Allmerica Investment Management Company, Inc. . Allmerica Asset Management, Inc. . Allmerica Property & Casualty Companies, Inc. . The Hanover Insurance Company . Sterling Risk Management Services, Inc. . Citizens Corporation . Citizens Insurance Company of America. AMGRO, Inc.

              440 Lincoln Street, Worcester, Massachusetts 01653


                                [LOGO OF PRINTED ON RECYCLED PAPER APPEARS HERE]